As filed with the Securities and Exchange Commission on March 11, 1999
                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                            23-2811925
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                           identification number)

                                650 Dresher Road
                                  P.O. Box 1015
                        Horsham, Pennsylvania 19044-8015
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                    DAVID E. CREAMER, DIRECTOR AND PRESIDENT
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                650 Dresher Road
                                  P.O. Box 1015
                        Horsham, Pennsylvania 19044-8015
                                 (215) 328-3164
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                            ROBERT L. SCHWARTZ, ESQ.
                      MANAGING DIRECTOR AND GENERAL COUNSEL
                            GMAC MORTGAGE GROUP, INC.
                            3031 West Grand Boulevard
                             Detroit, Michigan 48232

     DIANE CITRON, ESQ.                            JOSHUA E. RAFF, ESQ.
     MAYER BROWN & PLATT                    ORRICK, HERRINGTON & SUTCLIFFE LLP
        1675 Broadway                                666 Fifth Avenue
New York, New York 10019-5820                    New York, New York 10103

     Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest plans, please check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. |_| _______________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                                ---------------

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================

                                                             Proposed Maximum     Proposed Maximum
         Title of Securities                 Amount           Offering Price         Aggregate          Amount of
          Being Registered              to be Registered       Per Unit (1)      Offering Price (1)  Registration Fee
          ----------------              ----------------       ------------      ------------------  ----------------
Mortgage Pass-Through Certificates         $1,000,000              100%              $1,000,000            $278
======================================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this prospectus supplement and the accompanying prospectus is not complete and may be amended. We may not sell these securities until we deliver a final prospectus supplement and accompanying prospectus. This prospectus supplement and the accompanying prospectus are not an offer to sell nor are they seeking an offer to buy these securities in any state where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED MARCH 11, 1999

            Prospectus Supplement to Prospectus Dated ______ __, 1999
                                $[_____________]
                    GMAC Commercial Mortgage Securities, Inc.
                                    Depositor
                      GMAC Commercial Mortgage Corporation
                                    Servicer
             Mortgage Pass-Through Certificates, Series 199[_]-C[_]

--------------------------------------------------------------------------------

Consider carefully the risk factors beginning on page S-__ in this prospectus supplement and page _ in the prospectus.

The certificates will represent interests only in the trust created for Series 199[_]-C[_] and will not represent interests in or obligations of GMAC Commercial Mortgage Securities, Inc., GMAC Commercial Mortgage Corporation or any of their affiliates.

This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus. This prospectus supplement and the accompanying prospectus relate to the offering of the offered certificates only.

--------------------------------------------------------------------------------

The Series 199[_]-C[_] trust will issue [four] classes of offered certificates. Underlying the offered certificates will be a pool of multifamily and commercial mortgage loans. Each class of offered certificates will receive monthly distributions of interest, principal or both, beginning on ______ __, 199_. The table on page S-4 of this prospectus supplement contains a list of the classes of offered certificates, including the initial principal balance, initial interest rate, rating and certain special characteristics of each class.

                                        Approximate
                                          initial                             Approximate
                                        certificate                             initial         Rated final
                                        balance or         Description of     pass-through      distribution
     Class            Ratings         notional amount    pass-through rate        rate              date
     -----            -------         ---------------    -----------------        ----              ----
X                                   $             (b)    Variable Rate I/O                %
A                                   $                    Variable Rate                    %
B                                   $                    Variable Rate                    %
C(a)                                $                    Variable Rate                    %
R                                   $                    Variable Rate                    %

                                                (Footnotes to table on page S-4)

Credit enhancement:

The trust also will issue [one] class of certificates in the principal amount of $[________________]. These certificates are subordinated to the offered certificates and provide credit support for the offered certificates.

Underwriting:

The underwriter will offer the offered certificates at varying prices to be determined at the time of sale. The proceeds to GMAC Commercial Mortgage Securities Inc. from the sale of the offered certificates will be approximately [__]% of the principal balance of the offered certificates plus accrued interest, before deducting $[_______] in expenses. The underwriter's commission will be the difference between the price it pays to GMAC Commercial Mortgage Securities Inc. for the offered certificates and the amount it receives from the sale of the offered certificates to the public.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.


                                   Underwriter
                              [Name of Underwriter]
                                ______ __, 199[ ]

              Important notice about information presented in this prospectus supplement and the accompanying prospectus

     We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

o the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates; and

o this prospectus supplement, which describes the specific terms of your series of certificates.

If the description of your certificates in this prospectus supplement differs from the description in the accompanying prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

     You can find a listing of the pages where capitalized terms used in this prospectus supplement and the accompanying prospectus are defined under the caption "Index of Principal Definitions" beginning on page S-__ in this document and under the caption "Index of Terms" beginning on page __ in the accompanying prospectus.

     The depositor's principal offices are located at 650 Dresher Road, Horsham, Pennsylvania 19044-8015 and its phone number is (215) 328-4622.

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
Transaction Overview ...........................................................   S-4
Summary ........................................................................   S-6
   The Trust ...................................................................   S-6
   The Mortgage Pool ...........................................................   S-6
   The Mortgage Loan Sellers ...................................................   S-7
   The Certificates ............................................................   S-7
     Certificate Designations ..................................................   S-7
     Initial Certificate Balances of the Certificates ..........................   S-7
   Distributions on the Offered Certificates ...................................   S-7
     General ...................................................................   S-7
     Pass-Through Rates ........................................................   S-8
     Distributions of Principal ................................................   S-8
     Distributions of Prepayment Premiums ......................................   S-8
   Allocation of Losses and Certain Expenses ...................................   S-9
   Subordination ...............................................................   S-9
   Advances ....................................................................   S-9
   Optional Termination ........................................................   S-9
   Yield and Prepayment Considerations .........................................   S-9
   Book-entry Registration .....................................................   S-10
   Denominations ...............................................................   S-10
   Ratings .....................................................................   S-10
   Legal Investment ............................................................   S-10
   ERISA Considerations ........................................................   S-10
   Tax Status ..................................................................   S-10
Risk Factors ...................................................................   S-12
   Risks related to the certificates ...........................................   S-12
   Risks related to the mortgage loans .........................................   S-13
Description of The Mortgage Pool ...............................................   S-29
   General .....................................................................   S-29
   Certain Terms and Conditions of the Mortgage Loans ..........................   S-29
   [Delinquent and Nonperforming Mortgage Loans] ...............................   S-30
   The Mortgage Loan Seller ....................................................   S-31
   Certain Underwriting Matters ................................................   S-31
   Representations and Warranties; Repurchases .................................   S-31
   Changes in Mortgage Pool Characteristics ....................................   S-32
Servicing of the Mortgage Loans ................................................   S-32
   The Master Servicer .........................................................   S-32
   Servicing and Other Compensation and Payment of Expenses ....................   S-32
   Modifications, Waivers and Amendments .......................................   S-33
   Inspections; Collection of Operating Information ............................   S-34
Description of the Certificates ................................................   S-35
   General .....................................................................   S-35
   Book-Entry Registration of the Class A Certificates .........................   S-36
   Distributions ...............................................................   S-37
   Subordination; Allocation of Losses and Certain Expenses ....................   S-42
   Advances ....................................................................   S-43
   Reports to Certificateholders; Certain Available Information ................   S-45
   Voting Rights ...............................................................   S-45
   Termination; Retirement of Certificates .....................................   S-46
   The Trustee .................................................................   S-46
Yield and Maturity Considerations ..............................................   S-46
   Yield Considerations ........................................................   S-46
   Weighted Average Life .......................................................   S-49
   Yield Sensitivity of the Class X Certificates ...............................   S-53
   Additional Yield Considerations Applicable Solely to the Class R Certificates   S-54
Certain Federal Income Tax Consequences ........................................   S-54
   New Withholding Regulations .................................................   S-56
   Special Tax Considerations Applicable to REMIC Residual Certificates ........   S-56
Method Of Distribution .........................................................   S-57
Legal Matters ..................................................................   S-59
Rating .........................................................................   S-59
Legal Investment ...............................................................   S-60
ERISA Considerations ...........................................................   S-60
Index of Principal Definitions .................................................   S-62
Annex A ........................................................................   S-64
Annex B ........................................................................   S-
Annex C ........................................................................   S-
Annex D ........................................................................   S-

                              Transaction Overview

This transaction overview highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offered certificates, read carefully this entire document and the accompanying prospectus.

This transaction overview provides an overview of certain calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.

                      Approximate
                        initial      Approximate                             Approximate
                      certificate    percent of   Approximate  Description     initial     Weighted
                       balance or      initial    percent of        of          pass-        avg.      Principal
                        notional        pool        credit     pass-through    through     life (d)    window (e)
 Class   Ratings       amount (b)      balance    support (c)      rate         rate      (in years)  (month/year)
 -----   -------       ----------      -------    -----------      ----         ----      ----------  ------------
X                 $                    N/A            N/A        Variable         %          N/A      _/__ - _/__
                                                                 rate I/O
A                 $                     %              %         Variable         %                   _/__ - _/__
                                                                   rate
B                 $                     %              %         Variable         %                   _/__ - _/__
                                                                   Rate
C(a)              $                     %              %         Variable         %                   _/__ - _/__
                                                                   Rate
R                 $                     %              %         Variable         %                   _/__ - _/__
                                                                   Rate

-------------
(a)  This class is not offered by this prospectus supplement.

(b) The Class X Certificates will accrue interest on the Class X notional amount. The initial Class X notional amount will be approximately $[________]. The Class X Certificates will only be entitled to receive distributions of interest.

(c) Reflects the aggregate certificate balances of all classes of certificates that will be subordinate to each class on the date the certificates are issued, expressed as a percentage of the initial pool balance.

(d) The weighted average life of a security is the average amount of time that will elapse from the time the security is issued until the investor receives all principal payments on the security, weighted on the basis of principal paid (or in the case of Class X Certificates, the reduction in notional amount). The weighted average life of each class is calculated assuming that there are no prepayments on the mortgage loans, and subject to the maturity assumptions described under "Yield and Maturity Considerations" in this prospectus supplement.

(e) The principal window is the period during which each class would receive distributions of principal, assuming that there are no prepayments on the mortgage loans and subject to the maturity assumptions described under "Yield and Maturity Considerations" in this prospectus supplement. The principal window for the Class X Certificates is the period during which that class would have an outstanding notional balance, based on the same assumptions.

The following table shows certain information regarding the mortgage loans and the mortgaged properties as of __________ __, 199_. All weighted averages set forth below are based on the balances of the mortgage loans as of that date. The balance of each mortgage loan as of _______ __, 199_ is its unpaid principal balance as of that date, after applying all payments of principal due on or before that date, whether or not those payments are received. See "Description of the Mortgage Pool" in, and Annex A to, this prospectus supplement.

                          Mortgage Pool Characteristics

Characteristics                                            Entire mortgage pool
---------------                                            --------------------
Initial pool balance................................       $
Number of mortgage loans............................
Number of mortgaged properties......................
Average balance as of ______ __, 199_...............
Weighted average mortgage rate......................                           %
Weighted average remaining term to maturity or
     anticipated repayment date.....................                      months
Weighted average debt service coverage ratio........
Weighted average loan-to-value ratio................                           %

"Loan-to-value ratio" and "debt service coverage ratio" are calculated as described in Annex A to this prospectus supplement.

                                     Summary

This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offered certificates, read carefully this entire document and the accompanying prospectus.

This summary provides an overview of certain calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.

Capitalized terms used in this prospectus supplement and not otherwise defined herein have the meanings assigned in the prospectus.

The Trust

Each offered certificate represents a proportionate ownership interest in the assets of the trust. The trust contains a pool of mortgage loans secured by first mortgage liens on fee simple and/or leasehold interests in one or more mortgaged properties used for commercial or multifamily residential purposes and certain other assets. See "Description of the Certificates --General" in this prospectus supplement for a discussion of the assets of the trust.

The offered certificates represent interests only in the assets of the trust. All payments of interest and/or principal on the offered certificates will be made only from the amounts received in connection with those assets.

The Mortgage Pool

General. The mortgage pool consists of approximately [_____] fixed-rate mortgage loans with an aggregate principal balance as of ______ __, 199_ of approximately $[________]. The number of mortgaged properties that are located in the five states with the highest concentrations, and the approximate percentage of the initial pool balance represented by those mortgage loans, are as follows:

                            Number of     Percentage
                            mortgaged      of initial
State                       properties     pool balance
-----                       ----------     ------------
[Texas]..............                     %
[New York]...........                     %
[California].........                     %
[Arizona]............                     %
[Illinois]...........                     %

The remaining mortgaged properties are located in __ other states and the District of Columbia.

The number of mortgaged properties that are operated for each indicated purpose, and the approximate percentage of the initial pool balance represented by the related mortgage loans, are as follows:

                             Number of      Percentage
                             mortgaged      of initial
Property type                properties    pool balance
-------------                ----------    ------------
Multifamily..........                           %
Retail...............                           %
Skilled nursing......                           %
Hospitality..........                           %
Office...............                           %
Independent/assisted
   living............                           %
Mixed use............                           %
Industrial...........                           %
Other................                           %

Each mortgage loan bears interest at a mortgage rate that is fixed for the entire remaining term of the mortgage loan. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Mortgage Rates; Calculations of Interest" in this prospectus supplement.

[_______] of the mortgage loans, which represent approximately [___]% of the initial pool balance, are balloon loans that provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of those mortgage loans. In some cases, monthly payments of principal begin after an interest-only period. As a result, a substantial principal amount will be due and payable together with the corresponding interest payment on each balloon loan on its maturity date, unless the borrower prepays the balloon loan prior to its maturity date. [____] of the mortgage loans, which represent approximately [___]% of the initial pool balance, are fully amortizing.

Call protection. None of the mortgage loans currently prohibit voluntary principal prepayments; however, [certain] of the mortgage loans impose some restriction on voluntary principal prepayments by requiring the payment of a prepayment premium with any voluntary principal prepayment. The prepayment terms of the mortgage loans are described under "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" in this prospectus supplement and in Annex A.

For a further description of the mortgage loans, see "Description of the Mortgage Pool" and Annex A in this prospectus supplement.

The Mortgage Loan Sellers

The depositor will acquire the mortgage loans from [________], an affiliate of [_____], one of the underwriters, and GMAC Commercial Mortgage Corporation, an affiliate of the depositor. Each of these mortgage loan sellers will make certain representations and warranties with respect to its mortgage loans, and all of these representations and warranties will be assigned by the depositor to the trustee. See "Description of the Mortgage Pool--The Mortgage Loan Seller" in this prospectus supplement.

The Certificates

The depositor will deposit the mortgage loans into the trust. The trust has been created for the purpose of issuing the mortgage pass-through certificates, Series 199[ ]-C[ ].

The approximate initial class principal balance, initial pass-through rate and interest type of each class of the offered certificates will be as shown under "Transaction Overview" in this prospectus supplement.

Certificate Designations

In this prospectus supplement we will refer to the certificates, or particular groups of the certificates, by the following designations:

--------------------------------------------------------------------------------
 Designation                                  Related Class(es)
 -----------                                  -----------------
 Offered certificates                         Classes X, A, B and R
--------------------------------------------------------------------------------
 Senior certificates                          Classes X, A and B
--------------------------------------------------------------------------------
 Interest only  certificates                  Class X
--------------------------------------------------------------------------------
 Variable rate  certificates                  Classes X, A, B and C
--------------------------------------------------------------------------------
 Subordinate certificates                     Classes B and C
--------------------------------------------------------------------------------
 Residual certificates                        Class R
--------------------------------------------------------------------------------

In addition to the offered certificates, the trust will issue the Class C Certificates. These certificates will be subordinated to the offered certificates and will provide credit support for the offered certificates. They are not being offered by this prospectus supplement.

Initial Certificate Balances of the Certificates

The aggregate principal balance of the certificates issued by the trust will be approximately $[________] (subject to an upward or downward variance of no more than 5%). The senior certificates will comprise approximately [__]% and the subordinate certificates will comprise approximately [__]% of the initial aggregate Certificate balance of the certificates. The Class X Certificates will not have a certificate balance, but will accrue interest on the Class X notional amount.

Distributions on the Offered Certificates

General

On each distribution date, distributions will be made to the certificates in the order shown in the following chart. A distribution date is the 15th day of each month (or if the 15th day is not a business day, on the next business day). The first distribution date will be [____, _], 199[ ].

The borrowers pay their interest and principal during the monthly collection period to the servicer. The servicer will deduct its servicing fee and send the remainder to the trustee. On the distribution date for that month, the trustee will distribute the remaining amount, up to the available distribution amount, to the certificateholders. For a description of the calculation of the available distribution amount, see "Description of the Certificates-- Distributions" in this prospectus supplement.

On each distribution date, the trustee will distribute the available distribution amount to the certificateholders as follows:

--------------------------------------------------------------------------------
                          Available distribution amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Step 1

               Distribution of interest to the senior certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Step 2

                        Distribution of principal to the
                              Class A Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Step 3

                               Distribution to the
            Class B and Class C Certificates in the following order:
                    Interest due to the Class B Certificates
                    Principal due to the Class B Certificates
                    Interest due to the Class C Certificates
                    Principal due to the Class C Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Step 4

                Any remaining funds to the residual certificates
--------------------------------------------------------------------------------

Not all classes of certificates will receive distributions on each distribution date. Payments to each class of certificates will be made in the order described above. Because payments are made in an order of priority, there may not be sufficient funds to make the payments described above after distributions to classes of certificates with a higher priority.

The Class X Certificates will not receive any distributions of principal.

For a detailed description of how distributions of principal will be allocated among the various classes of certificates, see "Description of the Certificates
- Principal Distributions on the Senior Certificates" in this prospectus supplement.

Pass-Through Rates

Until paid in full, each class of offered certificates will be entitled to receive monthly distributions of interest. Each class of offered certificates will receive its distributions in the order shown in the chart above. Accordingly, on any given distribution date, there may not be sufficient payments from the mortgage loans for all classes of certificates to receive the full amount of their interest distributions. If this happens, those certificates that do not receive full interest distributions (generally the most subordinate outstanding class or classes) will be entitled to receive any shortfall in interest distributions in each month thereafter up to the aggregate amount of the shortfall, in the same priority as their distribution of current interest. However, there will be no extra interest paid to make up for the delay.

The amount of interest distributed on each class on each distribution date generally will equal:

o    1/12th of the pass-through rate for that class

                                  multiplied by

o    the related class certificate balance or class notional amount

The pass-through rates for each class of certificates will be the respective pass-through rate specified for that class under "Transaction Overview."

Distributions of Principal

Any principal due will be distributed among certain classes of certificates in accordance with their respective certificate balance in the priorities described under "Description of the Certificates - Distributions of Principal of the Certificates" in this prospectus supplement.

Distributions of Prepayment Premiums

Any prepayment premium actually collected with respect to a mortgage loan will be distributed among certain classes of certificates in the amounts and priorities described under "Description of the Certificates--Distributions--Distributions of Prepayment Premiums" in this prospectus supplement.

Allocation of Losses and Certain Expenses

A loss is realized on a mortgage loan when the servicer determines that it has received all amounts it expects to recover from the mortgage loan, and that amount is less than the outstanding principal balance of the loan plus accrued and unpaid interest. Losses will be allocated to the certificates by deducting those losses from the certificate balances of the certificates without making any payments to the certificateholders. In general, losses are allocated if the aggregate outstanding principal balance of the mortgage loans immediately following the distributions to be made on the certificates on any distribution date is less than the aggregate outstanding certificate balance of the certificates. If this happens, the certificate balances of the certificates will be reduced as shown in the following chart:

--------------------------------------------------------------------------------
                                     Step 1

               Reduce the certificate balances of the Class C and
                  Class B Certificates to zero, in that order
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Step 2

                 Reduce the certificate balances of the Class A
                              Certificates to zero
--------------------------------------------------------------------------------

A deficit may be the result of losses incurred on the mortgage loans and/or certain expenses relating to defaulted mortgage loans and other unanticipated expenses of the trust. Reductions in the certificate balances of the certificates as the result of the allocation of losses and expenses also will have the effect of reducing the notional amount of the Class X Certificates.

For a detailed description of the allocation of losses and expenses among the certificates, see "Description of the Certificates--Subordination and Allocation of Losses and Certain Expenses" in this prospectus supplement.

Subordination

The senior certificates will receive all distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal. This subordination of the subordinate certificates to the senior certificates will provide credit support to the senior certificates. In a similar fashion, the Class C Certificates will provide credit support to the Class B Certificates with earlier alphabetical class designations. In addition, the residual certificates will provide credit support to the other classes of certificates.

Advances

For any month, if the servicer receives a payment on a mortgage loan that is less than the full scheduled payment (or if no payment is received at all), the servicer will advance its own funds to cover that shortfall. However, the servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan. The servicer will not be required to advance the full amount of any delinquent balloon payment. If the servicer fails to make a required advance, the trustee will be required to make that advance. The servicer and the trustee each will be entitled to interest on any advances made by it and certain servicing expenses incurred by it or on its behalf. See "Description of the Certificates--P&I Advances" in this prospectus supplement and "Description of the Certificates-- Advances in Respect of Delinquencies" and "The Pooling and Servicing Agreements --Certificate Account" in the prospectus.

Optional Termination

At its option, the servicer or the depositor may purchase all of the mortgage loans and related properties in the trust on any distribution date on which the remaining aggregate principal balance of the mortgage asset pool is less than 1% of the initial pool balance. If the servicer or depositor exercises this option, the trust will terminate and the outstanding certificates will be paid off. For a description of the calculation of the principal balance of a mortgage loan, see "Description of the Certificates--Certificate Balances and Notional Amounts" in this prospectus supplement. See also "Description of the Certificates--Termination; Retirement of Certificates" in this prospectus supplement and in the prospectus.

Yield and Prepayment Considerations

The yield to maturity of each class of certificates will depend on, among other things:

o    the purchase price of the certificates;

o    the applicable pass-through rate (if any);

o    the actual characteristics of the mortgage loans; and

o    the rate and timing of payments on the mortgage loans.

A higher than anticipated rate of prepayments would reduce the aggregate principal balance of the mortgage loans more quickly than expected, reducing the aggregate interest payments with respect to the mortgage loans. Accordingly, a higher rate of principal prepayments could result in a lower than expected yield to maturity on classes of certificates purchased at a premium. Conversely, a lower than anticipated rate of principal prepayments could result in a lower than expected yield to maturity on classes of certificates purchased at a discount, since payments of principal on the mortgage loans would occur later than anticipated.

The interest only certificates and certain other classes of certificates will be especially sensitive to the rate of prepayments. For a discussion of special yield and prepayment considerations applicable to these classes of certificates, see "Risk Factors" and "Yield and Maturity Considerations" in this prospectus supplement.

Book-entry Registration

In general, the offered certificates will be available only in book-entry form through the facilities of The Depository Trust Company in the United States or through Cedelbank or the Euroclear System in Europe. See "Description of the Certificates-- Book-Entry Registration of the Offered Certificates" and Annex D in this prospectus supplement and "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the prospectus.

Denominations

The offered certificates other than the Class X Certificates are offered in minimum denominations of $[_____________] each and multiples of $1 in excess thereof. The Class X Certificates are offered in minimum denominations of $[____________] initial notional amount each and multiples of $1 in excess thereof.

Ratings

The offered certificates are required to receive ratings from _____________ and _______________ that are not lower than those indicated under "Transaction Overview." The ratings on the offered certificates address the likelihood of the receipt by holders of offered certificates of all distributions on the underlying mortgage loans to which they are entitled. A security rating is not a recommendation to buy, sell or hold a security and is subject to change or withdrawal at any time by the assigning rating agency. The ratings also do not address the likely actual rate of prepayments. This rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered certificates or cause the Class X certificateholders to fail to recover their initial investments.

Legal Investment

As of the date of their issuance, the offered certificates will [not] be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. See "Certain Legal Investments" in this prospectus supplement for important information concerning possible restrictions on ownership of the offered certificates by regulated institutions. Investors should consult their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

ERISA Considerations

Subject to important considerations described under "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus, the senior certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts. The subordinate and residual certificates are not available for purchase by such persons except to the limited extent described under "ERISA Considerations" in this prospectus supplement.

Tax Status

For federal income tax purposes, the depositor will elect to treat the asset pool that makes up the trust as a real estate mortgage investment conduit. The certificates, other than the residual certificates, will represent ownership of regular interests in this pool. The certificates, other than the residual certificates, generally will be treated as representing ownership of debt for federal income tax purposes. Certificateholders will be required to include in income all interest and original issue discount on their certificates in accordance with the accrual method of accounting regardless of the certificateholders' usual methods of accounting. For federal income tax purposes, the residual certificates will be the residual interests in the pool.

For further information regarding the federal income tax consequences of investing in the offered certificates, including important information regarding the tax treatment of the residual certificates, see "Certain Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

                                  Risk Factors

     The offered certificates are not suitable investments for all investors. In particular, no investor should purchase any class of offered certificates unless the investor understands and is able to bear the prepayment, credit, liquidity and market risks associated with that class.

     The offered certificates are complex securities and it is important that each investor possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of that investor's financial situation.

Risks related to the certificates.

Subordination and             The yield to maturity on the subordinate
allocation of losses on       certificates, including the Class B and Class C
the mortgage loans may        Certificates, will be extremely sensitive to most
affect payments and yield     realized losses on the mortgage loans. After the
on your certificates.         principal balance of the Class C Certificates has
                              been reduced to zero, most losses on the mortgage loans, together with certain expenses relating to defaulted mortgage loans, will be allocated exclusively to the Class B Certificates, reducing amounts payable to that class. In addition, if the principal balance of all of the subordinate certificates has been reduced to zero, these losses and expenses will be allocated to the Class
                              A Certificates. Whenever the certificate balance of a class is reduced due to allocation of losses and expenses, the notional amount of the Class X
                              Certificates will be reduced by a corresponding amount. See "Description of the
                              Certificates--Subordination; Allocation of Losses and Certain Expenses" in this prospectus supplement.

Conflicts of interest may     The servicer will have considerable latitude in
occur when                    determining whether to liquidate or modify
certificateholders of         defaulted mortgage loans. See "Servicing of the
various classes have          Mortgage Loans--Modifications, Waivers and
differing interests.          Amendments" in this prospectus supplement. The
                              servicer expects to acquire, in connection with the initial issuance of the certificates, [a portion of the Class X Certificates and certain of the subordinate certificates, including a portion of the Class C Certificates]. Following its purchase of these certificates, the servicer will have rights as a holder of certificates in addition to rights as servicer. Consequently, the servicer's purchase of certificates could cause a conflict between its duties as servicer and its interest as a holder of a certificate, especially to the extent that certain actions or events have a disproportionate effect on one or more classes.
                              In addition, under certain circumstances, the holder or holders of certificates representing more than 50% of the voting rights allocated to a certain class (initially the Class C Certificates) may terminate the rights and obligations of the servicer in respect of specially serviced mortgage loans and properties acquired through foreclosure and appoint a replacement to perform these duties.
                              Investors should be aware that, although the servicer is required to administer the mortgage loans in accordance with certain servicing standards without regard to its ownership of any certificate, the servicer's interests as the holder of certificates representing 50% of the voting rights allocated to the specified class with respect to defaulted mortgage loans may be in conflict with those of the holders of the offered certificates. See

                              "Servicing of the Mortgage Loans--Termination of the Servicer with Respect to Specially Serviced Mortgage Loans and REO Properties" in this prospectus supplement.

                              For a description of the controlling class, see "Servicing of the Mortgage Loans--Termination of the Servicer with Respect to Specially Serviced Mortgage Loans and REO Properties" in this prospectus supplement. For a description of specially serviced mortgage loans, see "Servicing of the Mortgage Loans--General" in this prospectus supplement. For a description of property acquired through foreclosure, see "The Pooling and Servicing Agreements--Collection and other Servicing Procedures" in the prospectus.

Risks related to the mortgage loans.

Environmental conditions      "Phase I" environmental site assessments (or
may affect risk of loss on    updates of previously conducted assessments) were
the mortgage loans.           performed for all of the mortgaged properties.
                              "Phase II" environmental site assessments were performed for certain mortgage loans on behalf of the related mortgage loan seller, or the related report was delivered to the related mortgage loan seller in connection with its acquisition or origination of the related mortgage loan. For all but [_____] of the mortgage loans (which represent
                              [______]% of the initial pool balance), these environmental assessments (or updates) were performed during the 12-month period prior to ______ __, 199_. None of the environmental assessments revealed material adverse environmental conditions or circumstances with respect to any mortgaged property, except:


                              o those cases where the adverse conditions were remediated or abated prior to ______ __, 199_;

                              o those cases in which an operations and maintenance plan or periodic monitoring of the mortgaged property or nearby properties was recommended;

                              o those cases involving a leaking underground storage tank or groundwater contamination at a nearby property, which had not yet materially affected the mortgaged property and as to which a responsible party either has been identified under applicable law or was then conducting remediation of the related condition; and

                              o those cases in which groundwater, soil or other contamination was identified or suspected, and an escrow reserve, indemnity or other collateral was provided to cover the estimated costs of continued monitoring, investigation, testing or remediation.

                              The servicer must obtain an environmental site assessment of a mortgaged property prior to acquiring title thereto or assuming its operation. This requirement effectively precludes enforcement of the security for the related mortgage loan until a satisfactory environmental site assessment is obtained (or until any required remedial action is taken), but will decrease the likelihood that the trust will become liable for a material adverse environmental condition at the mortgaged property. There is no guarantee that this requirement will effectively insulate the trust from potential liability for a material adverse environmental condition at any mortgaged property. See "The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans," "Risk Factors--Environmental Conditions May Affect Risk of Loss on the Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans --Environmental Considerations" in the prospectus.

Geographic concentration      The mortgaged properties are located in [ ] states
may affect risk of loss on    and the District of Columbia. Except as set forth
the mortgage loans.           in the table under "Summary--What You
                              Own--Information About the Mortgage Pool--General" in this prospectus supplement, no state contains more than 5.0% (by principal balance as of _____
                              __, 199_) of the mortgaged properties.

                              In general, the level of geographic concentration increases the exposure of the mortgage asset pool to any adverse economic or other developments that may occur in the applicable states, including earthquakes, hurricanes and other natural disasters. In addition, improvements on mortgaged properties located in California may be more susceptible to certain types of special hazards not covered by insurance (such as earthquakes) than properties located in other parts of the country. In general, the mortgaged properties are not insured for earthquake or hurricane risk. With respect to mortgaged properties located in California, the related mortgage loan seller generally conducted seismic studies to assess the "probable maximum loss" for the related mortgaged properties. In certain circumstances, the related borrower was required to obtain earthquake insurance covering the mortgaged properties. Certain mortgaged properties may be insured for amounts less than the outstanding principal balances of the related mortgage loans.

The mortgage loans are not    None of the mortgage loans is insured or
insured.                      guaranteed by the United States, any governmental
                              entity or instrumentality, by any private mortgage insurer or by the depositor, the underwriters, the servicer or any mortgage loan seller. In certain limited circumstances, a mortgage loan seller may be obligated to repurchase or replace a mortgage loan if its representations and warranties concerning that mortgage loan are breached. There is no guarantee, however, that any mortgage loan seller will be in a financial position to carry out that repurchase or substitution. See
                              "Description of the Mortgage Pool--The Mortgage
                              Loan Seller," " --Assignment of the Mortgage
                              Loans; Repurchases and Substitutions," and
                              "--Representations and Warranties; Repurchases" in this prospectus supplement.

The mortgage loans are        Substantially all of the mortgage loans are
non-recourse loans.           non-recourse loans. In the event of borrower
                              default on these mortgage loans, the only recourse will be to the related mortgaged property. Even if the mortgage loan documents permit recourse to the borrower or a guarantor, however, the trust may not be able to ultimately collect the amount due under that mortgage loan. Consequently, you should consider payment on each mortgage loan to depend primarily on:

                              o before maturity, the sufficiency of the cash flow of the related mortgaged property; and

                              o at maturity (whether at scheduled maturity or, in the event of a default, upon the acceleration of maturity), on the then market value of the related mortgaged property or the ability of the related borrower to refinance the mortgaged property.

Balloon payments may          [____] mortgage loans, which represent [__]% of
affect risk of loss           the initial pool balance, require balloon payments
on the mortgage loans.        at their stated maturity, unless previously
                              prepaid. These mortgage loans involve a greater degree of risk than fully amortizing loans, because the ability of a borrower to make a balloon payment typically depends on its ability to refinance the mortgage loan or sell the related mortgaged property. See "Description of the Mortgage Pool--Certain Terms and Conditions of the
                              Mortgage Loans" in this prospectus supplement and "Risk Factors-- Investment in Commercial and
                              Multifamily Mortgage Loans Is Subject to Certain
                              Risks" in the prospectus.

                              To maximize recoveries on defaulted mortgage loans, the servicer may, under certain circumstances, extend and/or otherwise modify mortgage loans that are in material default or as to which a payment default (including the failure to make a balloon payment) is reasonably foreseeable. See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" in this prospectus supplement. There is no guarantee, however, that an extension or modification will in fact increase the present value of recoveries in a given case. Any delay in collection of a balloon payment that otherwise would be distributable to a class, whether this delay is due to borrower default or to modification of the related mortgage loan by the servicer, is likely to extend the weighted average life of that class. See "Yield and Maturity Considerations" in this prospectus supplement and in the prospectus.

The value and successful      [___] mortgaged properties, securing mortgage
operation of multifamily      loans that represent [___]% of the initial pool
properties will be            balance, are secured by multifamily rental
affected by various           properties. The following is a description of
factors.                      significant factors determining the value and
                              successful operation of a multifamily property.

                              Occupancy and rent levels may be affected by:

                              o      adverse local, regional or national
                                     economic conditions, which may limit the amount of rent that can be charged for rental units or result in a reduction in timely rent payments or a reduction in occupancy levels;

                              o      construction of additional housing units;

                              o      local military base closings;

                              o      developments at local colleges and
                                     universities;

                              o national, regional and local politics, including, in the case of multifamily rental properties, current or future rent stabilization and rent control laws and agreements; and

                              o the level of mortgage interest rates, which may encourage tenants in multifamily rental properties to purchase housing.

                              Tax credit and city, state and federal housing subsidy or similar programs may:

                              o      impose rent limitations and adversely
                                     affect the ability of the applicable
                                     borrowers to increase rents to maintain
                                     their mortgaged properties in proper
                                     condition during periods of rapid inflation or declining market value of those mortgaged properties; or

                              o impose income restrictions on tenants, which may reduce the number of eligible tenants in those mortgaged properties and result in a reduction in occupancy rates.

                              The differences in rents between subsidized or supported properties and other multifamily rental properties in the same area may not be a sufficient economic incentive for some eligible tenants to reside at a subsidized or supported property, which may have fewer amenities or otherwise be less attractive as a residence.

                              All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligations under its mortgage loan.

The value and successful      [___] mortgaged properties, securing mortgage
operation of retail           loans that represent [___]% of the initial pool
properties will be            balance, are secured by retail properties.
affected by various           Significant factors that determine the value of
factors.                      retail properties are the quality of the tenants,
                              as well as fundamental aspects of real estate such as location and market demographics.

                              The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property, because a significant component of the total rent paid by retail tenants often is tied to a percentage of gross sales. Significant tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at that property. Accordingly, a retail property may be adversely affected if a significant tenant ceases doing business at that location (which may occur because of the tenant's voluntary decision not to a renew a lease, the bankruptcy or insolvency of the tenant, the tenant's general cessation of business activities or for other reasons). In addition, certain tenants at retail properties may be entitled to terminate their leases or pay reduced rent if an anchor tenant ceases operations at that property. There is no guarantee that any anchor tenants will continue to occupy space in the related retail property. See "Description of the Mortgage Asset Pool--Certain Terms and Conditions of the Mortgage Loans--Tenant Matters" in this prospectus supplement.

                              Furthermore, the correlation between the success of tenant businesses and credit quality of the mortgage loan increases when the property is a single tenant property. For a description of risk factors relating to single tenant properties see "--Tenant Credit Risk May Affect Risk of Loss on the Mortgage Loans" below.

                              Unlike office or hospitality properties, retail properties also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, the Internet, telemarketing and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets (which often are characterized by lower operating costs) could adversely affect the rents collectible at the retail properties which secure mortgage loans in the trust.

The value and successful      [___] mortgaged properties, securing mortgage
operation of health care      loans which represent [__]% of the initial pool
facilities will be            balance, are secured by mortgages on properties
affected by various           operated as skilled nursing facilities.
factors.                      Significant factors that determine the value of
                              these properties include:

                              o      Federal and state laws. Providers of
                                     long-term nursing care and other medical services are highly regulated by federal, state and local law and are subject to, among other things:

                                     o    federal and state licensing
                                          requirements;

                                     o    facility inspections;

                                     o    rate setting;

                                     o    reimbursement policies; and

                                     o    laws relating to the adequacy of
                                          medical care, distribution of
                                          pharmaceuticals, equipment, personnel,
                                          operating policies and maintenance of
                                          and additions to facilities and
                                          services.

                              o Competition with similar properties on a local and regional basis.

                              o The continued availability of revenue from government reimbursement programs, primarily Medicaid and Medicare. Skilled nursing facilities may receive a substantial portion of their revenues form government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to the following factors that can adversely affect revenues from operation:

                                     o    statutory and regulatory changes;

                                     o    retroactive rate adjustments;

                                     o    administrative rulings;

                                     o    policy interpretations;

                                     o    delays by fiscal intermediaries; and

                                     o    government funding restrictions and
                                          cost-containment measures by
                                          governmental payors that limit
                                          payments to health care providers.

                              Any or all of these factors can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations.

                              Under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure on a nursing facility, a subsequent lessee or operator of the facility generally would not be entitled to obtain any outstanding reimbursement payments from government payors that relate to services furnished prior to the foreclosure.

                              Skilled nursing facilities may be subject to state regulation that requires the operators to be licensed (generally on an annual basis), and the facilities to meet various state licensure requirements that relate, among other things, to qualifications of personnel, quality of care and the adequacy of their buildings, equipment and suppliers. In the event of foreclosure, the trustee or purchaser at a foreclosure sale may not be entitled to the rights under any required licenses and regulatory approvals. The trustee or purchaser at a foreclosure sale, if required to apply in its own right, may not be able to obtain a new license or a new approval. In addition, skilled nursing facilities generally are "special purpose" properties that are not readily converted to general residential, retail or office use.

The value and successful      [_________] mortgaged properties, securing
operation of office           mortgage loans that represent [__]% of the initial
properties will be            pool balance, are secured by office properties.
affected by various           Significant factors determining the value of
factors.                      office properties are:

                              o Quality of tenants. Office properties may be adversely affected by an economic decline in the businesses operated by the tenants. The risk of adverse effect is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry. For a description of risk factors relating to single tenant properties see "--Tenant Credit Risk May Affect Risk of Loss on the Mortgage Loans" below.

                              o Physical attributes of the building in relation to competing buildings. Office properties are subject to competition with other office properties in the same market. Competition is affected by a property's age, condition, design (for example, floor sizes and layout), access to transportation and ability or inability to offer certain amenities to its tenants, including sophisticated building systems (such as fiberoptic cables, satellite communications or other base building technological features).

                              o Strength and stability of the market area as a desirable business location. The success of an office property depends on the local economy. A company's decision to locate office headquarters in a given area, for example, may be affected by factors such as labor cost and quality, tax environment, and quality of life issues such as schools and cultural amenities. A central business district may have an economy which is markedly different from that of a suburb. The local economy and the financial condition of the owner will affect an office property's ability to attract stable tenants on a consistent basis. In addition, the cost of refitting office space for a new tenant often is more costly for office properties than for other property types.

The value and successful      [_____] mortgaged properties, securing mortgage
operation of hospitality      loans that represent [__]% of the initial pool
properties will be            balance, are secured by hospitality properties.
affected by various           Various factors affect the economic viability of a
factors.                      hospitality property, including:

                              o Location. The proximity of a hospitality property to major population centers or attractions will affect room rates and occupancy levels.

                              o      Economic conditions. Adverse local,
                                     regional or national economic conditions may limit room rates and reduce occupancy levels. The construction of competing hospitality properties can have similar effects. Because hospitality property rooms generally are rented for short periods of time, hospitality properties tend to respond more quickly to adverse economic conditions and competition than do other commercial properties.

                              o Quality and franchise affiliation. The viability of hospitality properties that are franchisees of national or regional hotel chains depends in large part on the continued existence and financial strength of the franchisor, the public perception of the franchise service mark and the continued existence of the franchise license agreement. In addition, the transferability of franchise license agreements may be restricted.

                              o Liquor licenses. A hospitality property's ability to attract customers and a portion of its revenues may depend on its having a liquor license. A liquor license may not be transferable in the event of a foreclosure on the related mortgage property.

                              o Seasonality. In many parts of the country the hotel and lodging industry is generally seasonal in nature. This seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses.

The value and successful      [______] mortgaged properties, securing mortgage
operation of industrial       loans that represent [__]% of the initial pool
properties will be            balance, are secured by industrial properties.
affected by various           Significant factors determining the value of
factors.                      industrial properties are:

                              o Quality of tenants. Concerns about the quality of tenants, particularly major tenants, are similar in both office properties and industrial properties, although industrial properties are more frequently dependent on a single tenant. For a description of risk factors relating to single tenant properties see "--Tenant Credit Risk May Affect Risk of Loss on the Mortgage Loans" below.

                              o Environmental concerns. Properties used for many industrial purposes are more prone to environmental concerns than other property types.

                              o Building site design and adaptability. Site characteristics valuable to an industrial property include:

                                     o   clear heights;

                                     o   column spacing;

                                     o   zoning restrictions;

                                     o   number of bays and bay depths;

                                     o   divisibility;

                                     o   truck turning radius; and

                                     o   overall functionality and
                                         accessibility.

                              o      Building site location. An industrial
                                     property requires availability of labor
                                     sources, proximity to supply sources and customers, and accessibility to rail lines, major roadways and other distribution channels.

The value and successful      Mortgage loans secured by other property types,
operation of other            including parking garages, mixed use, mobile home
property types will be        parks and hospitals, may pose risks not associated
affected by various           with mortgage loans secured by liens on other
factors.                      types of income-producing real estate. [______]
                              mortgaged properties, securing mortgage loans that represent approximately [__]% of the initial pool balance, are secured by types of property other than those described above. These properties may be "special purpose" properties that may have limited alternative uses.

Tenant credit risk            The income from, and market value of, retail,
may affect risk of loss on    office and industrial mortgaged properties would
the mortgage loans.           decline if:

                              o space leases expired or tenants defaulted and the borrowers were unable to renew the leases or relet the space on comparable terms. Even if borrowers successfully relet vacated space, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, can exceed the amount of any reserves maintained for that purpose and reduce cash flow from the mortgaged properties. Although many of the mortgage loans require the borrower to maintain escrows for leasing expenses, there is no guarantee that these reserves will be sufficient.

                              o tenants were unable to meet their lease obligations. If tenant sales in retail properties decline, rents based on sales also will decline, and tenants may be unable to pay their rent or other occupancy costs. If a tenant defaults, the borrower may experience delays and costs in enforcing the lessor's rights.

                              o if a significant tenant were to become a debtor in a bankruptcy case under any bankruptcy or similar law related to creditors rights, or if for any other reason rental payments could not be collected.

The value and successful      The successful operation of a real estate project
operation of commercial       depends on the performance and viability of the
properties will be            property manager of that project. The property
affected by the quality of    manager is responsible for the following
property management.          activities:

                              o      responding to changes in the local market;

                              o      planning and implementing the rental
                                     structure, including establishing levels of rent payments; and

                              o      ensuring that maintenance and capital
                                     improvements are carried out in a timely fashion.

                              Sound property management controls costs, provides appropriate service to tenants and ensures that improvements are maintained. Accordingly, sound property management can improve cash flow, reduce vacancy, leasing and repair costs and preserve building value. On the other hand, management errors can impair the long term viability of a real estate project.

                              The managers of certain mortgaged properties and the borrowers may experience conflicts of interest in the management and/or ownership of those mortgaged properties because:

                              o the mortgaged properties may be managed by property managers affiliated with the borrowers;

                              o the mortgaged properties may be managed by property managers who also manage and/or franchise additional properties, including mortgaged properties or other properties that compete with the mortgaged properties; and

                              o      affiliates of the managers and/or the
                                     borrowers, or the managers and/or the
                                     borrowers themselves, also may own other properties, including competing properties.

Appraisals are not            An appraisal was conducted for each mortgaged
guarantees of the value of    property at mortgage loan origination, and
mortgaged properties.         loan-to-value ratios as of ______ __, 199_
                              referred to in this prospectus supplement are based on the resulting estimates of value. Those estimates of value represent only the analysis and opinion of the person performing the appraisal or market analysis and are not guarantees of present or future values. In addition, the values of the mortgaged properties may have changed significantly since the appraisal or market study was performed in connection with mortgage loan origination and, generally, no update of that appraisal or market study has been obtained.
                              Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. This amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. For information about the values of the mortgaged properties available to the depositor as of ______ __, 199_, see Annex A and Annex C to this prospectus supplement. You should be aware that, because of the factors described above, we have provided this information for illustrative purposes only.

Secured subordinate           Certain mortgaged properties are encumbered by
financing may affect risk     subordinate debt that is not part of the mortgage
of loss on the mortgage       asset pool. The holder of any material subordinate
loans.                        debt on the mortgaged properties has agreed not to
                              foreclose for so long as the related mortgage loan is outstanding and the trust is not pursuing a foreclosure action. Substantially all of the mortgage loans either prohibit the related borrower from encumbering the mortgaged property with additional secured debt or require the consent of the holder of the first lien prior to so encumbering the mortgaged property. A violation of this prohibition, however, may not become evident until the related mortgage loan otherwise defaults.

                              The existence of additional subordinate
                              indebtedness may adversely affect the borrower's financial viability or the lender's security interest in the related mortgaged property because:

                              o refinancing the related mortgage loan at maturity for the purpose of making any balloon payments may be more difficult;

                              o reduced cash flow could result in deferred maintenance; and

                              o if the holder of the subordinated debt files for bankruptcy or is placed in involuntary receivership, foreclosing on the mortgaged property could be delayed.

Related borrowers may         Certain borrowers under the mortgage loans are
affect risk of loss on the    affiliated or under common control with one
mortgage loans.               another. When borrowers are related, any adverse
                              circumstances relating to one borrower or its affiliates, and affecting one mortgage loan or mortgaged property also can affect the related borrower's mortgage loans or mortgaged properties.
                              In particular, the bankruptcy or insolvency of one borrower or its affiliate could have an adverse effect on the operation of all of the mortgaged properties of that borrower and its affiliates and on the ability of those related mortgaged properties to produce sufficient cash flow to make required payments on the mortgage loans. For example, if a person that owns or directly or indirectly controls several mortgaged properties experiences financial difficulty at one mortgaged property, it could defer maintenance at one or more other mortgaged properties to satisfy current expenses with respect to the mortgaged property experiencing financial difficulty. Alternatively, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting payments for an indefinite period on all the related mortgage loans. See "Certain Legal
                              Aspects of Mortgage Loans - Bankruptcy Laws" in the prospectus.

Concentration of mortgage     Several mortgage loans, either individually or
loans may affect risk of      together with other mortgage loans with which they
loss on the mortgage loans.   are cross-collateralized, have outstanding
                              balances that are substantially higher than the average outstanding balance. In general, if a mortgage pool is made up of a fewer number of loans with larger-than-average balances, losses are likely to be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed.

Limitation on                 [____] mortgage loans, representing [__]% of the
enforceability of             initial pool balance, are cross-collateralized
cross-collateralization       with one or more other mortgage loans.
may affect risk of loss on    Cross-collateralization arrangements involving
the mortgage loans.           more than one borrower could be challenged as a
                              fraudulent conveyance by creditors of a borrower or by the representative or the bankruptcy estate of a borrower, if that borrower were to become a debtor in a bankruptcy case. Generally, under federal and most state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property by a person may be avoided under certain circumstances if:

                              o      the person did not receive fair
                                     consideration or reasonably equivalent
                                     value in exchange for that obligation or transfer; and

                              o      the person either:

                              o was insolvent or was rendered insolvent by that obligation or transfer;

                              o retained an unreasonably small amount of property or capital for the business or transaction in which it was engaged or was about to engage; or

                              o intended to, or believed that it would, incur debts that would be beyond its ability to pay as those debts matured.

                              Accordingly, a lien granted by a borrower to secure repayment of another borrower's mortgage loan could be avoided if a court were to determine that (i) the borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, or was left with inadequate capital or was unable to pay its debts as they matured and (ii) when it allowed its mortgaged property to be encumbered by a lien securing the entire indebtedness represented by the other mortgage loan, the borrower did not receive fair consideration or reasonably equivalent value in return. Thus, while cross-collateralization may appear to provide additional security for loans, this additional security may not be considered to be available if a court should determine that the grant was a fraudulent conveyance. See "Description of the Mortgage Pool -Certain Terms and Conditions of the Mortgage Loans Related Borrowers, Cross-Collateralized and
                              Cross-Defaulted Mortgage Loans" in this prospectus supplement.

Tax considerations related    If the trust acquires a mortgaged property after a
related to foreclosure        default on the mortgage loan pursuant to a
may affect payments to        foreclosure or delivery of a deed in lieu of
certificateholders.           foreclosure, that property will be considered
                              "foreclosure property" under the tax rules applicable to real estate investment trusts. It will continue to be considered "foreclosure property" for a period of [two][three] full years after the taxable year of acquisition by the trust, with possible extensions. Under these tax rules, the servicer will be required to retain an independent contractor to operate and manage that mortgaged property. Any net income from this "foreclosure property" other than qualifying
                              "rents from real property," will subject the real estate mortgage investment conduit containing the mortgage loans to federal (and possibly state or local) tax on that income at the highest marginal corporate tax rate. Payment of these taxes will reduce the net proceeds available for distribution to certificateholders.

Mortgage loans secured by     Some states, including California, limit the
mortgaged properties may      remedies available to the holder of a mortgage or
be affected by state law      deed of trust in a foreclosure.
limitations on remedies.
                              [____] of the mortgaged properties, securing mortgage loans that represent [__]% of the initial pool balance, are located in California. This section contains a general summary of certain legal aspects of loans secured by income-producing properties in California. It does not provide a complete study of California state law or reflect the laws of any other state. See also "Certain
                              Legal Aspects of Mortgage Loans" in the
                              prospectus.

                              Mortgage loans in California generally are secured by deeds of trust. If a deed of trust contains a private power of sale, the lender may foreclose either non-judicially or judicially. Most lenders choose non-judicial foreclosure because the process typically may be completed within a much shorter time frame. After a non-judicial foreclosure, however, a lender is barred from obtaining a deficiency judgment. If the lender opts for judicial foreclosure, an application for a deficiency judgment must be filed with the court within three months of the foreclosure sale. A deficiency judgment may not exceed the excess of the indebtedness over the fair value of the property as determined by the court. Unless the lender waives the right to a deficiency judgment, the borrower has a right to redeem the property following a judicial foreclosure sale for the following periods from the date of sale:

                              o three months, if the proceeds from the sale were sufficient to satisfy the debt; or

                              o one year, if the proceeds were insufficient to satisfy the debt.

                              Junior lienholders do not have a right to redeem the property following a judicial foreclosure sale unless the junior lien was created before July 1, 1983. California's form of the "one action rule" requires the lender to look first to the property for satisfaction of the debt if the lender wants to pursue a deficiency judgment. In general, a lender who takes any action to enforce the debt other than judicial or non-judicial foreclosure violates the one action rule and may be deemed to have waived its security for the indebtedness. In some cases, that lender may be prevented from collecting the indebtedness altogether.

Mortgage loans secured by     [____] mortgage loans, which represent [__]% of
leasehold properties will     the initial pool balance, are secured solely by a
be affected by various        mortgage on the borrower's leasehold interest
factors.                      under a ground lease. [____] mortgage loans, which
                              represent [__]% of the initial pool balance, are secured by a mortgage on both the borrower's leasehold interest and fee simple interest in the mortgaged property. Unless a mortgage loan is secured by a lien on both the ground lessor's and ground lessee's interest in the mortgaged property, each mortgage loan secured by mortgages on leasehold estates was underwritten taking into account payment of the ground lease rent. Mortgage loans secured by leasehold interests may provide for the resetting of ground lease rents based on certain factors such as the fair market value of the related mortgaged property or prevailing interest rates. Increases in ground rents may adversely impact a borrower's ability to make payments under a related mortgage loan.

                              Upon bankruptcy of a lessor or a lessee under a ground lease, the debtor entity has the right to assume (that is, continue) or reject (that is, terminate) the ground lease. Section 365(h) of the Bankruptcy Code (as it is currently in effect) permits a ground lessee whose ground lease is rejected by a debtor ground lessor to remain in possession of its leased premises under the rent reserved in the lease for the term (including renewals) of the ground lease. The ground lessee, however, is not entitled to enforce the obligation of the ground lessor to provide any services required under the ground lease. If a ground lessee/borrower in bankruptcy rejected any or all of its ground leases, the leasehold mortgagee would have the right to succeed to the ground lessee/borrower's position under the lease only if the ground lessor had specifically granted the mortgagee that right. If the ground lessor and the ground lessee/borrower are involved in concurrent bankruptcy proceedings, the trustee may be unable to enforce the bankrupt ground lessee/borrower's obligation to refuse to treat a ground lease rejected by a bankrupt ground lessor as terminated. If this happened, a ground lease could be terminated notwithstanding lender protection provisions contained therein or in the mortgage. If the borrower's leasehold were to be terminated after a lease default, the leasehold mortgagee would lose its security. Each of the ground leases related to the mortgage loans, however, contains the following protections to mitigate this risk:

                              o      It requires the lessor to give the
                                     leasehold mortgagee notice of lessee
                                     defaults and an opportunity to cure them.

                              o      It permits the leasehold estate to be
                                     assigned to and by the leasehold mortgagee at and after a foreclosure sale.

                              o      It contains certain other protective
                                     provisions typically included in a
                                     "mortgageable" ground lease.

                              See "Description of the Mortgage Pool - Certain Terms and Conditions of the Mortgage Loans - Ground Leases" in this prospectus supplement.

Zoning and building code      Each mortgage loan seller has taken certain steps
compliance may affect risk    to establish that the use and operation of the
of loss on the mortgage       mortgaged properties securing its mortgage loans
loans.                        are in compliance in all material respects with
                              all applicable zoning, land-use, building, fire and health ordinances, rules, regulations, and orders. Evidence of this compliance may be in the form of legal opinions, certifications from government officials, title policy endorsements and/or representations by the related borrower in the related mortgage loan documents. There is no guarantee that these steps revealed all possible violations. Certain violations may exist at any particular mortgaged property, but the respective mortgage loan sellers have represented that all latent defects have been disclosed and are not material. In many cases, the use, operation and/or structure of a mortgaged property constitutes a permitted nonconforming use and/or structure that may not be rebuilt to its current state in the event of a material casualty event. The related mortgage loan sellers expect that insurance proceeds would be available for application to the related mortgage loan if such a material casualty event were to occur. If a mortgaged property could not be rebuilt to its current state or its current use were no longer permitted due to building violations or changes in zoning or other regulations, then the borrower might experience cashflow delays and shortfalls that would reduce or delay the amount of proceeds available for distributions to certificateholders.

Changes in concentration      As payments of principal (including voluntary
may affect risk of loss on    principal prepayments, liquidation proceeds and
the mortgage loans.           the repurchase prices for any mortgage loans
                              repurchased due to breaches of representations or warranties or defaults) are received with respect to the mortgage loans, the mortgage loans may exhibit increased concentration with respect to types of properties, property characteristics, number of borrowers and affiliated borrowers and geographic location. Because principal on the Certificates entitled thereto is payable in sequential order, the classes that have a lower priority with respect to the payment of principal are relatively more likely to be exposed to risks associated with any changes in concentrations of borrower, loan or property characteristics.

Compliance with the           Under the Americans with Disabilities Act of 1990,
Americans with                all public accommodations are required to meet
Disabilities Act may          certain federal requirements related to access and
affect payments to            use by disabled persons. To the extent the
certificateholders.           mortgaged properties do not comply with this law,
                              the borrowers may be required to incur costs of compliance. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants. Payments of these expenses and fines would reduce the amount of proceeds available for distributions to certificateholders.

Litigation may affect         Legal proceedings may be pending and, from time to
payments to                   time, threatened against the borrowers and their
certificateholders.           affiliates relating to the business of the
                              borrowers and their affiliates, or arising out of the ordinary course of that business. There is no guarantee that this litigation will not have a material adverse effect on the distributions to certificateholders.

Year 2000 problem may         We are aware of issues associated with the
affect collections and        programming code in existing computer systems as
distributions of receipts     the year 2000 approaches. The "year 2000 problem"
on the mortgage loans.        is pervasive and complex; virtually every computer
                              operation will be affected in some way by the rollover of the two digit year value to 00. The issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail.

                              We have been advised by each of the servicer and the trustee that they are committed either to (i) implement modifications to their respective existing systems to the extent required to cause them to be year 2000 ready or (ii) acquire computer systems that are year 2000 ready in each case prior to January 1, 2000. However, we have not made any independent investigation of the computer systems of the servicer or the trustee. If computer problems arise out of a failure of such efforts to be completed on time, or if the computer systems of the servicer or the trustee are not fully year 2000 ready, the resulting disruptions in the collection or distribution of receipts on the mortgage loans could materially and adversely affect your investment.

                        Description Of The Mortgage Pool

General

     The Trust Fund will consist primarily of a segregated pool (the "Mortgage Pool") [conventional,] balloon mortgage loans (the "Mortgage Loans") with an aggregate Cut-off Date Balance (the "Initial Pool Balance") of $________________- [, subject to a variance of plus or minus 5%]. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a [fee simple] estate in a [multifamily rental] [commercial] property (a "Mortgaged Property"). All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance. The "Cut-off Date Balance" of any Mortgage Loan is the unpaid principal balance thereof as of [__________ __], 199[ ] (the "Cut-off Date"), after application of all payments due on or before such date, whether or not received.

     The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be non-recourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

     On or prior to [________ __], 199[ ] (the "Delivery Date"), the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to a Purchase Agreement dated [the date hereof] between the Depositor and the Mortgage Loan Seller (the "Purchase Agreement") and will thereupon assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. See "--The Mortgage Loan Seller" herein and "The Pooling and Servicing Agreements--Assignment of Mortgage Loans; Repurchases" in the Prospectus. For purposes of the Prospectus, the Mortgage Loan Seller constitutes a "Mortgage Asset Seller".

     The Mortgage Loans were originated between 19__ and 19__. The Mortgage Loan Seller originated _____ of the Mortgage Loans, which represent __% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof.

Certain Terms and Conditions of the Mortgage Loans

     Due Dates. [_____ of the Mortgage Loans, which represent __% of the Initial Pool Balance, provide for scheduled payments of principal and/or interest "Monthly Payments" to be due on the first day of each month (the date in any month on which a Monthly Payment is first due, the "Due Date"). The remaining Mortgage Loans have Due Dates that occur on the _________ (__% of the Mortgage Loans), _____________ (__% of the Mortgage Loans), ___________ (__% of the
Mortgage Loans), and (__% of the Mortgage Loans) day of each month. ]

     Mortgage Rates; Calculation of Interest. [____________ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, are loans ("ARM Loans") that bear interest at annual interest rates (each, a "Mortgage Rate") that are subject to adjustment on periodically occurring Due Dates (each such date of adjustment, an "Interest Rate Adjustment Date") by adding a fixed number of basis points (the "Gross Margin") to the applicable value of a base index (each, an "Index"). The ARM Loans are subject in cases _____ to rounding conventions and lifetime minimum and/or maximum Mortgage Rates and, in the case of ___________ Mortgage Loans, which represent___% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans are fixed rate mortgage loans (the "Fixed Rate Loans"). None of the ARM Loans is convertible into a Fixed Rate Loan.]

     [[Identify Mortgage Loan Index] The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. __________ of the ARM Loans, which represent __% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; ____ of the ARM Loans, which represent __% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.]

     [The Monthly Payments on each ARM Loan are subject to adjustment on specified Due Dates (each, a "Payment Adjustment Date") to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date. None of the ARM Loans provide for negative amortization.]

     Amortization of Principal. [_________(__)] of the Mortgage Loans, which represent [__]% of the Initial Pool Balance, provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans. Thus, each such Mortgage Loan (a "Balloon Loan") will have a substantial principal amount due and payable (each such payment, together with the corresponding interest payment a "Balloon Payment") due at its stated maturity date, unless prepaid prior thereto.

     [No] Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans--General" herein.

[Delinquent and Nonperforming Mortgage Loans]

     [Describe those delinquent and nonperforming Mortgage Loans, if any, included in the Trust Fund.]

The Mortgage Loan Seller

     General. [The Mortgage Loan Seller [, a wholly-owned subsidiary of _______________,] is a organized in 19 under the laws of . As of December 31, 199 _, the Mortgage Loan Seller had a net worth of approximately $___________, and currently holds and services for its own account a total residential and commercial mortgage loan portfolio of approximately $____________, of which approximately $____________ constitutes multifamily mortgage loans.]

     The information set forth herein concerning the Mortgage Loan Seller and the underwriting conducted by such Mortgage Loan Seller with respect to the Mortgage Loans has been provided by the Mortgage Loan Seller, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Certain Underwriting Matters

     [All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

     [General description of underwriting policies used by Mortgage Loan Seller or Sellers.]

Representations and Warranties; Repurchases

     In the Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

     [Specify significant representations and warranties.]

     If the Mortgage Loan Seller has been notified of a material breach of any of the foregoing representations and warranties as described in the Prospectus and if the Mortgage Loan Seller cannot cure such breach within a period of 90 days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such 90-day period at a price (the "Purchase Price") equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur, and
(iii) certain servicing expenses that are reimbursable to the Master Servicer.

     The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. The Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and none of the Depositor, the Master Servicer, GMAC Commercial Mortgage Corporation or any of their affiliates [(other than the Mortgage Loan Seller)] will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Depositor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Depositor's attention prior to the Closing Date that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "The Pooling and Servicing Agreements--Representations and Warranties; Repurchases" in the Prospectus.

Changes in Mortgage Pool Characteristics

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time of issuance of the Certificates offered hereby are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

     A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

                         Servicing of the Mortgage Loans

The Master Servicer

     GMAC Commercial Mortgage Corporation, a corporation duly organized and existing under the laws of the State of California, will act as Master Servicer with respect to the Mortgage Pool. As of the _______ __, 199_, the Master Servicer had a total commercial and multifamily mortgage loan servicing portfolio of approximately $________ billion. See "GMAC Commercial Mortgage Corporation" in the Prospectus.

Servicing and Other Compensation and Payment of Expenses

     The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Servicing Fee. The "Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to __% per annum (the "Servicing Fee Rate") and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. As additional servicing compensation, the Master Servicer will be entitled to retain all Prepayment Premiums, assumption and modification fees, late charges and penalty interest and, as and to the extent described in the next paragraph, Prepayment Interest Excesses collected from mortgagors. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in Permitted Investments, and the Master Servicer will be entitled to retain any interest or other income earned on such funds.

     [If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period (as defined herein) on a date that is prior to its Due Date in such Due Period, a Prepayment Interest Shortfall may result. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment may exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses collected for all Mortgage Loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation.]

     [As and to the extent described herein under "Description of the Certificates--Advances", the Master Servicer will be entitled to receive interest on Advances and reimbursable servicing expenses, such interest to be paid, contemporaneously with the reimbursement of the related Advance or servicing expense, out of any other collections on the Mortgage Loans.]

     The Master Servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer will be permitted to pay certain such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the Master Servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the Master Servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution to Certificateholders). See "Description of the Certificates--Distributions--Method, Timing and Amount" herein and "The Pooling and Servicing Agreements--Certificate Account" and "--Servicing Compensation and Payment of Expenses" in the Prospectus.

Modifications, Waivers and Amendments

     The Master Servicer may, consistent with its normal servicing practices, agree to modify, waive or amend any term of any Mortgage Loan, without the consent of the Trustee or any Certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

     (i) with limited exception, the Master Servicer may not agree to any modification, waiver or amendment that will (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; unless, in any such case, in the Master Servicer's judgment, a material default on the Mortgage Loan has occurred or a payment default is reasonably foreseeable, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation.

     (ii) [describe additional limitations to permitted modification standards]

     The Master Servicer will notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan, and must deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours at the offices of the [Trustee]. See "Description of the Certificates--Reports to Certificateholders; Certain Available Information" herein.

Inspections; Collection of Operating Information

     The Master Servicer is required to (or may contract with a third party to) perform physical inspections of each Mortgaged Property at least once every two years (or, if the related Mortgage Loan has a then-current balance greater than $5,000,000, at least once every year). In addition, the Master Servicer, subject to statutory limitations or limitations set forth in the related loan documents, is required to perform a physical inspection of each Mortgaged Property as soon as is practicable after the related Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Master Servicer will be required to prepare or cause to be prepared a written report of each such inspection performed thereby describing the condition of the Mortgaged Property.

     With respect to each Mortgage Loan that requires the borrower to deliver operating statements with respect to the related Mortgaged Property, the Master Servicer is also required to make reasonable efforts to collect and review such statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Master Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

     Copies of the inspection reports and operating statements referred to above are to be available for review upon reasonable request by Certificateholders during normal business hours at the offices of the Master Servicer. See "Description of the Certificates--Reports to Certificateholders; Certain Available Information" herein.

                         Description of the Certificates

General

     The Series 199[_] - C[_] Certificates (the "Certificates") will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Depositor, the Master Servicer and the Trustee (the "Pooling and Servicing Agreement") and will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Certificate Account; (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; and (v) certain rights of the Depositor under the Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

     The Certificates will consist of the following four classes (each, a "Class"): (i) the Class A Certificates and the Class R Certificates (collectively, the "Senior Certificates"); (ii) the Class B Certificates; and
(iii) the Class C Certificates. The Class A Certificates will have an initial stated principal balance (a "Certificate Balance") of $ ____________, which represents __% of the Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $ _____________, which represents __% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $ ____________, which represents __% of the Initial Pool Balance; and the Class R Certificates will have an initial Certificate Balance of $100. The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the Certificate Balance of each Class of Certificates will be reduced by any distributions of principal actually made on, and any Collateral Support Deficit actually allocated to, such Class of Certificates on such Distribution Date.

     Only the Senior Certificates and the Class B Certificates (collectively the "Offered Certificates") are offered hereby. The Class C Certificates have not been registered under the Securities Act of 1933 and are not offered hereby.

     The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants in denominations of [$25,000] and integral multiples of [$1] in excess thereof. The Class B Certificates will be issued in fully registered, certificated form in denominations of [$100,000] and integral multiples of [$1,000] in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class. The Class R Certificates will be issued in registered, certificated form in minimum denominations of [20%] Percentage Interest in such Class. The "Percentage Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

     The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Class A Certificate in fully registered, certificated form (a "Definitive Class A Certificate") representing its interest in such Class, except as set forth below under "--Book-Entry Registration of the Class A Certificates--Definitive Class A Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A

Certificate Owners through its Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its Participants in accordance with DTC procedures. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.

     Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its Participants. Subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), the Class B and Class R Certificates may be transferred or exchanged at the offices of located at , without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

     An election will be made to treat the Trust Fund as a REMIC for federal income tax purposes. The Class A Certificates, the Class B Certificates and the Class C Certificates (collectively the "REMIC Regular Certificates") will constitute "regular interest:, in the Trust Fund. See "Certain Federal Income Tax Consequences" herein and in the Prospectus. Transfer of the Class R Certificates will be prohibited to any non-United States person, and will be subject to certain additional transfer restrictions described herein under "Certain Federal Income Tax Consequences-Special Tax Considerations Applicable to REMIC Residual Certificates" and in the Prospectus under "Certain Federal Income Tax Consequences-REMICS-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations".

Book-Entry Registration of the Class A Certificates

     General. Class A Certificate Owners that are not Direct or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the Class A Certificates may do so only through Direct and Indirect Participants. In addition, Class A Certificate Owners will receive all distributions of principal of and interest on the Class A Certificates from the Trustee through DTC and its Direct and Indirect Participants. Accordingly, Class A Certificate Owners may experience delays in their receipt of payments. Unless and until Definitive Class A Certificates are issued, it is anticipated that the only registered Certificateholder of the Class A Certificates will be Cede & Co., as nominee of DTC. Class A Certificate Owners will not be recognized by the Trustee or the Master Servicer as Certificateholders, as such term is used in the Pooling and Servicing Agreement, and Class A Certificate Owners will be permitted to receive information furnished to Certificateholders and to exercise the rights of Certificateholders only indirectly through DTC and its Direct and Indirect Participants.

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of the Class A Certificates among Participants and to receive and transmit distributions of principal of, and interest on, the Class A Certificates. Direct and Indirect Participants with which Class A Certificate Owners have accounts with respect to the Class A Certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Class A Certificate Owners. Accordingly, although Class A Certificate Owners will not possess physical certificates evidencing their interests in the Class A Certificates, the Rules provide a mechanism by which Class A Certificate Owners, through their Direct and Indirect Participants, will receive distributions and will be able to transfer their interests in the Class A Certificates.

     None of the Depositor, the Master Servicer or the Trustee will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Class A Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

     Definitive Class A Certificates. Definitive Class A Certificates will be issued to Class A Certificate Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Certificates--Book-Entry Registration and Definitive Certificates."

     Upon the occurrence of an event described in the Prospectus in the last paragraph under "Description of the Certificates--Book-Entry Registration and Definitive Certificates," the Trustee is required to notify, through DTC, Direct Participants who have ownership of Class A Certificates as indicated on the records of DTC of the availability of Definitive Class A Certificates. Upon surrender by DTC of the definitive certificates representing the Class A Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will reissue the Class A Certificates as Definitive Class A Certificates issued in the respective principal amounts owned by individual Class A Certificate Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Class A Certificates as Certificateholders under the Pooling and Servicing Agreement.

     For additional information regarding DTC and Certificates maintained on the book-entry records thereof, see "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.

Distributions

     Method, Timing and Amount. Distributions on the Certificates will be made by the [Trustee], to the extent of available funds, on the [25th] day of each month or, if any such [25th] day is not a business day, then on the next succeeding business day, commencing in ______________ 199_ (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the [Trustee] with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests.

     The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

     (a) the total amount of all cash received on the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

          (i) all Monthly Payments collected but due on a Due Date subsequent to the related Due Period,

          (ii) all principal prepayments (together with related payments of interest thereon and related Prepayment Premiums), Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

          (iii) all amounts in the Certificate Account that are due or reimbursable to any person other than the Certificateholders; and

     (b) all Advances made by the Master Servicer with respect to such Distribution Date. See "The Pooling and Servicing Agreements--Certificate Account" in the Prospectus.

     The "Due Period" for each Distribution Date will be the period that begins on the [second] day of the month preceding the month in which such Distribution Date occurs and ends on the [first] day of the month in which such Distribution Date occurs. For purposes of the discussion in the Prospectus, the Due Period is also the Prepayment Period. The "Determination Date" for each Distribution Date is the [15th] day of the month in which such Distribution Date occurs or, if any such [15th] day is not a business day, then the next preceding business day.

     Priority. On each Distribution Date, for so long as the Certificate Balances of the Offered Certificates have not been reduced to zero, the [Trustee] will (except as otherwise described under "--Termination; Retirement of Certificates" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

          (1) to distributions of interest to the holders of the Senior Certificates in an amount equal to all Distributable Certificate Interest in respect of the Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (2) to distributions of principal to the holders of the Senior Certificates in an amount equal to the sum of (a) the product of (i) the Senior Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled

     Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the aggregate Certificate Balance of the Senior Certificates to zero);

          (3) to distributions to the holders of the Class A Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class A Certificates, but not previously reimbursed, have been reimbursed in full;

          (4) to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Certificate Balances of the Senior Certificates have been reduced to zero, then to the extent not distributed in reduction of such Certificate Balances on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

          (6) to distributions to the holders of the Class B Certificates , until all amounts of Collateral Support Deficit previously allocated to the Class B Certificates, but not previously reimbursed, have been reimbursed in full;

          (7) to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

          (8) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

          (9) to distributions to the holders of the Class C Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class C Certificates, but not previously reimbursed, have been reimbursed in full; and

          (10) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount.

     [The distributions of principal to the holders of the Senior Certificates as described in clause (2) above will be paid first to the holders of the Class R Certificates until the Certificate Balance of such Certificates is reduced to zero, and then to the holders of the Class A Certificates. Accordingly, it is expected that the Certificate Balance of the Class R Certificates would be reduced to zero on the initial Distribution Date and that no other distributions of interest or principal would thereafter be made on the Class R Certificates except pursuant to subparagraph (10) immediately above.]

     Reimbursement of previously allocated Collateral Support Deficit will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

     Pass-Through Rates. The Pass-Through Rate applicable to each Class of Certificates for the initial Distribution Date will equal __% per annum. [With respect to any Distribution Date subsequent to the initial Distribution Date, the variable pass-through rate (the "Pass-Through Rate") for each Class of Certificates will equal the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Pass-Through Rate for any Class of Certificates and any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "360/360 basis", which is the basis of accrual for interest on the Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 360/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 360/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage Rate) accrued during such period.] The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less the Servicing Fee Rate.

     Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date [that is net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses collected during the related Due Period (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").]

     The "Accrued Certificate Interest" in respect of each Class of Certificates for each Distribution Date is equal to one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     [The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by
(b) a fraction, the numerator of which is equal to the Accrued Certificate Interest in respect of such Class of Certificates for such

Distribution Date, and the denominator of which is equal to the Accrued Certificate Interest in respect of all the Classes of Certificates for such Distribution Date.]

     Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including Balloon Payments, due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior Advances.

     The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master Servicer as recoveries of previously unadvanced principal of the related Mortgage Loan.

     The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal".

     The "Ownership Percentage" evidenced by any Class or Classes of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance(s) of such Class(es) of Certificates, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

     Certain Calculations with Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by the portion of the Distributable Principal for such date that is attributable to such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans--Foreclosure--Bankruptcy Laws" in the Prospectus. If any Mortgage Loan is paid in full or such Mortgage Loan (or any Mortgaged Property acquired in respect thereof) is otherwise liquidated, then, as of the first Distribution Date that follows the end of the Due Period in which such payment in full or liquidation occurred, and notwithstanding that a loss may have occurred in connection with any such liquidation, the Stated Principal Balance of such Mortgage Loan shall be zero.

     For purposes of calculating distributions on, and allocations of Collateral Support Deficit to, the Certificates, as well as for purposes of calculating the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Master Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, be deemed to equal one month's interest thereon at the applicable Mortgage Rate.

Subordination; Allocation of Losses and Certain Expenses

     The rights of holders of the Class B Certificates and the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates; and the rights of holders of the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class B Certificates. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire aggregate Certificate Balance of the Senior Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "--Distributions--Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

     Allocation to the Senior Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of such Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Senior Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Senior Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Class B and Class C Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Senior Certificates by the Class B and Class C Certificates.

Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Class C Certificates.

     On each Distribution Date, immediately following the distributions to be made to the Certificateholders on such date, the [Trustee] is to calculate the amount, if any, by which (i) the aggregate Stated Principal Balance of the Mortgage Pool expected to be outstanding immediately following such Distribution Date is less than (ii) the then aggregate Certificate Balance of the REMIC Regular Certificates (any such deficit, "Collateral Support Deficit"). The [Trustee] will be required to allocate any such Collateral Support Deficit among the respective Classes of Certificates as follows: first, to the Class C Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; second, to the Class B Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; and last, to the Class A Certificates, until the remaining Certificate Balance of such Class of Certificates has been reduced to zero. Any allocation of Collateral Support Deficit to a Class of Certificates will be made by reducing the Certificate Balance thereof by the amount so allocated. Any Collateral Support Deficit allocated to a Class of REMIC Regular Certificates will be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. In general, Collateral Support Deficit will result from the occurrence of: (i) losses and other shortfalls on or in respect of the Mortgage Loans, including as a result of defaults and delinquencies thereon and the payment to the Master Servicer of interest on Advances and certain servicing expenses; and (ii) certain unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including certain reimbursements to the Trustee as described under "The Pooling and Servicing Agreements - Certain Matters Regarding the Trustee" in the Prospectus, certain reimbursements to the Master Servicer and the Depositor as described under "The Pooling and Servicing Agreements - Certain Matters Regarding the Master Servicer and the Depositor" in the Prospectus and certain federal, state and local taxes, and certain tax-related expenses, payable out of the Trust Fund as described under "Certain Federal Income Tax Consequences - REMICs - Prohibited Transactions Tax and Other Taxes " in the Prospectus. Accordingly, the allocation of Collateral Support Deficit as described above will constitute an allocation of losses and other shortfalls experienced by the Trust Fund.

Advances

     [On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, an "Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; [(ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to 30 days' interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date.] The Master Servicer's obligations to make Advances in respect of any Mortgage Loan or REO Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

     The Master Servicer will be entitled to recover any Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such Advance was made, whether in the form of late payments, Insurance Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable Advance"), and the Master Servicer will be entitled to recover any Advance that it so determines to be a Nonrecoverable Advance out of general funds on deposit in the Certificate Account. Nonrecoverable Advances will represent a portion of the losses to be borne by the Certificateholders. See "Description of the Certificates--Advances in Respect of Delinquencies" and "The Pooling and Servicing Agreements--Certificate Account" in the Prospectus.

     In connection with its recovery of any Advance or reimbursable servicing expense, the Master Servicer will be entitled to be paid, out of any amounts then on deposit in the Certificate Account, interest at __% per annum (the "Master Servicer Reimbursement Rate") accrued on the amount of such Advance or expense from the date made to but not including the date of reimbursement.

     To the extent not offset or covered by amounts otherwise payable on Class C Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by amounts otherwise payable on the Class B and Class C Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Senior Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Master Servicer Reimbursement Rate.]

Reports to Certificateholders; Certain Available Information

     On each Distribution Date, the [Trustee] will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the [Trustee] to persons who at any time during the prior calendar year were holders of the Offered Certificates, see "Description of the Certificates--Reports to Certificateholders" in the Prospectus.

     The Pooling and Servicing Agreement requires that the [Trustee] make available at its offices primarily responsible for [administration of the Trust Fund], during normal business hours, for review by any holder of an Offered Certificate, originals or copies of, among other things, the following items:
(a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "The Pooling and Servicing Agreements--Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "The Pooling and Servicing Agreements--Evidence as to Compliance" in the Prospectus, [(e) the most recent property inspection report prepared by or on behalf of the Master Servicer and delivered to the Trustee in respect of each Mortgaged Property, (f) the most recent annual operating statements, if any, collected by or on behalf of the Master Servicer and delivered to the Trustee in respect of each Mortgaged Property,] and (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer and delivered to the Trustee. Copies of any and all of the foregoing items will be available from the [Trustee] upon request; however, the [Trustee] will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

     Until such time as Definitive Class A Certificates are issued, the foregoing information will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and its Participants. Conveyance of notices and other communications by DTC to Participants, and by Participants to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Trustee, the Depositor and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

Voting Rights

     At all times during the term of the Pooling and Servicing Agreement, the voting rights for the series offered hereby (the "Voting Rights") shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate Balances of their Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

Termination; Retirement of Certificates

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer or the Depositor. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

     Any such purchase by the Master Servicer or the Depositor of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans (exclusive of REO Loans) then included in the Trust Fund and (ii) the aggregate fair market value of all REO Properties then included in the Trust Fund (which fair market value for any REO Property may be less than the Purchase Price for the corresponding REO Loan), as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer or the Depositor to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than [10%] of the Initial Pool Balance.

     On the final Distribution Date, the aggregate amount paid by the Master Servicer or the Depositor, as the case may be, for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "The Pooling and Servicing Agreements--Certificate Account" in the Prospectus), will be applied generally as described above under "--Distributions--Priority", except that the distributions of principal described thereunder will, in the case of each Class of Certificates, be made, subject to available funds, in an amount equal to the related Certificate Balance then outstanding.

The Trustee

     ______________________, a _____________________, will act as Trustee on behalf of the Certificateholders. [The Master Servicer will be responsible for the fees and normal disbursements of the Trustee.] The offices of the Trustee primarily responsible for the administration of the Trust Fund are located at _____________________. See "The Pooling and Servicing Agreements--the Trustee", "--Duties of the Trustee", "--Certain Matters Regarding the Trustee" and "--Resignation and Removal of the Trustee" in the Prospectus.

                        Yield And Maturity Considerations

Yield Considerations

     General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

     Pass-Through Rate. The Pass-Through Rate applicable to each Class of Offered Certificates for any Distribution Date will equal the weighted average of the applicable Effective Net Mortgage Rates. Accordingly, the yield on the Offered Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "--Yield Considerations--Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein and "The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans--Foreclosure" in the Prospectus. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

     The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal is made on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on such investor's Offered Certificates occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the

Class C Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Senior Certificates. As more fully described herein under "Description of the Certificates--Distributions--Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

     Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums, adjustable Mortgage Rates and amortization terms that require Balloon Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" and "Description of the Mortgage Pool" herein and "Risk Factors" and "Yield and Maturity Considerations--Principal Prepayments" in the Prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool--Certain Payment Characteristics" and "--The Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in _____ cases (approximately __% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

     Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least ____ days and as many as days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

     Unpaid Distributable Certificate Interest. As described under "Description of the Certificates--Distributions--Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on any Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Weighted Average Life

     The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected, which may be in the form of scheduled amortization, voluntary prepayments, Insurance Proceeds and Liquidation Proceeds.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those levels of CPR. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the levels of CPR shown or at any other prepayment rate.]

     The following tables indicate the percentage of the initial Certificate Balance of each of the Class A Certificates and the Class B Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Certificates. The tables have been prepared on the basis of the following assumptions, among others: [(i) scheduled monthly payments of principal and interest on the Mortgage Loans, in each case prior to any prepayment of the loan, will be timely received (with no defaults) and will be distributed on the [25th] day of each month commencing in ______ 199_; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of _____________, 199_, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 30/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term; (v) any principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective levels of CPR set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; and (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and neither the Master Servicer nor the Depositor will exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund. To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, the Class A Certificates or the Class B Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages.]

     Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

     Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the

                   Class A Certificates at the Respective CPRs

                                Set Forth Below:

        Date                 0%                   %                   %                  %                   %
-----------------    ---------------    --------------   ---------------    ---------------    ----------------
Delivery Date         100.0              100.0               100.0              100.0               100.0

25, 1995

25, 1996

25, 1997

25, 1998

25, 1999

25, 2000

25, 2001

25, 2002

Weighted Average
Life (years)(A)


----------
(A) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.

     Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the

                   Class B Certificates at the Respective CPRs

                                Set Forth Below:

        Date                 0%                   %                   %                  %                   %
-----------------    ---------------    --------------   ---------------    ---------------    ----------------
Delivery Date         100.0              100.0               100.0              100.0               100.0

25, 1995

25, 1996

25, 1997

25, 1998

25, 1999

25, 2000

25, 2001

25, 2002

25, 2003

Weighted Average
Life (years)(A)



----------
(A) The weighted average life of a Class B Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.

[The following disclosure is applicable to Stripped Interest Certificates, when offered...

Yield Sensitivity of the Class X Certificates

     The yield to maturity of the Class X Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rapid rate of principal payments will have a material negative effect on the yield to maturity of the Class X Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Prospective investors in the Class X Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment.

     The following table indicates the sensitivity of the pre-tax yield to maturity on the Class X Certificates to various constant rates of prepayment on the Mortgage Loans by projecting the monthly aggregate payments of interest on the Class X Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in the third paragraph under the heading "--Weighted Average Life" above, including the assumptions regarding the characteristics and performance of the Mortgage Loans which differ from the actual characteristics and performance thereof and assuming the aggregate purchase price set forth below. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Class X Certificates may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

              Pre-Tax Yield to Maturity of the Class X Certificates

                              at the Following CPRs

Assumed Purchase
      Price              0%                 %               %                %                %               %
-----------------   ------------      ------------    ------------     ------------    ------------     ------------
$                          %                %                %               %                %                %

     Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Class X Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class X Certificates, and thus do not reflect the return on any investment in the Class X Certificates when any reinvestment rates other than the discount rates are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class X Certificates is likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the indicated CPRs over any given time period or over the entire life of the Certificates.

     There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yield on the Class X Certificates will conform to the yields described herein. Investors are urged to make their investment decisions based on the determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Class X Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.]

Additional Yield Considerations Applicable Solely to the Class R Certificates

     The Class R Certificateholders' after-tax rate of return on the Class R Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Class R Certificates. Holders of Class R Certificates may have tax liabilities with respect to their Certificates during the early years of the Trust Fund's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Class R Certificates may have tax liabilities with respect to their Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Class R Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Class R Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Pool.

     The Class R Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Class R Certificates on after-tax rates of return on such Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

                     Certain Federal Income Tax Consequences

     Upon the issuance of the Offered Certificates, _________________, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for Federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code. For Federal income tax purposes, the Class R Certificates will be the sole class of "residual interests" in the REMIC, and the Class A, Class B and Class C Certificates will be the "regular interests" in the REMIC and will be treated as debt instruments of the REMIC. See "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

     The __________ Certificates [may] [will] [will not] be treated as having been issued with original issue discount for Federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of [original issue discount,] market discount and premium, if any, for Federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to [a CPR of %]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

     The ____________________ Certificates may be treated for Federal income tax purposes as having been issued at a premium. Whether any holder of [either] such Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of [each] such Class of Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium" in the Prospectus.

     The IRS has issued OID Regulations under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Purchasers of the Offered Certificates should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address certain issues relevant to, or are not applicable to, prepayable securities such as the Certificates. [In addition, there is considerable uncertainty concerning the application of Section 1272(a)(6) f the Code and the OID Regulations to REMIC Certificates such as the Class X Certificates. The IRS could assert that income derived from a Class X Certificate should be calculated as if the Class X Certificate were a Certificate purchased at a premium equal to the price paid by the holder of the Class X Certificate. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under
Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described in the Prospectus under "Certain Federal Income Tax Consequences - REMICs - Taxation of Owners of REMIC Regular Certificates - Premium". Alternatively, the IRS could assert that the Class X Certificates should be taxable under regulations governing debt instruments having one or more contingent payments. Prospective purchasers of the Offered Certificates are advised to consult their tax advisors concerning the tax treatment of the Certificates.

     Assuming the Class X Certificates are treated as having been issued with original issue discount, it appears that a reasonable method of reporting original issue discount with respect to the Class X Certificates generally would be to report all income with respect to such Certificate as original issue discount for each period, computing such original issue discount (i) by assuming that the value of the applicable index will remain constant for purposes of determining the original yield to maturity of, and projecting future distributions on, such Certificates, thereby treating such Certificates as fixed rate instruments to which the original issue discount computation rules described in the Prospectus can be applied, and (ii) by accounting for any positive or negative variation in the actual value of the applicable index in any period from its assumed value as a current adjustment to original issue discount with respect to such period. See

"Certain Federal Income Tax Consequences--REMICs - Taxation of Owners of REMIC Regular Certificates - Original Issue Discount" in the Prospectus.

     If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a holder of a Class X Certificate, the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificate. Although the matter is not free from doubt, a holder of a Class X Certificate may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the Mortgage Loans. Any such loss might be treated as a capital loss.]

     The OID Regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that of the issuer. Accordingly, it is possible that holders of Certificates may be able to select a method for recognizing original issue discount that differs from that used by the Trustee in preparing reports to Certificateholders and the IRS. Prospective purchasers of Certificates are advised to consult their tax advisors concerning the treatment of any original issue discount with respect to purchased Certificates.

New Withholding Regulations

     The Treasury Department has issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding, and information reporting rules described in the Prospectus. The New Regulations attempt to unify certification requirements and to modify reliance standards. The New Regulations will be generally effective for payments made after December 31, 1999. Prospective investors are urged to consult their tax advisors regarding the new Regulations.

     For further information regarding the Federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

Special Tax Considerations Applicable to REMIC Residual Certificates

     The IRS has issued REMIC Regulations that significantly affect holders of REMIC Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Class R Certificates. In addition, the REMIC Regulations provide special rules applicable to the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Class R Certificates may not be transferred to non-United States persons. See "Certain Federal Income Tax Consequences--REMICS--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

     The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, if "a significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Class R Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, if a significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Class R Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Class R Certificates. All transfers of the Class R Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Class R Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" in the Prospectus.

     The Class R Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the term of the Trust Fund that significantly exceeds the amount of cash distributions received by such Certificateholders from the Trust Fund with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Class R Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trust Fund's term as a result of their ownership of the Class R Certificates. In addition, the required inclusion of this amount of taxable income during the Trust Fund's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Class R Certificate (or possibly later under the "wash sale" rules of Section 1091 of the Code) may cause the Class R Certificateholders' after-tax rate of return to be zero or negative even if the Class R Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Class R Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on the Class R Certificates over their life.

     Potential investors in Class R Certificates should be aware that under the Pooling and Servicing Agreement, the holder of the largest Percentage Interest in the Class R Certificates shall, by its acceptance of such Certificates, agree to irrevocably appoint the Master Servicer as its agent to perform all of the duties of the tax matters person for the REMIC.

     Purchasers of the Class R Certificates are strongly advised to consult their tax advisors as to the economic and tax consequences of investment in such Certificates.

     For further information regarding the federal income tax consequences of investing in the Class R Certificates, see "Yield and Maturity
Considerations--Additional Yield Considerations Applicable Solely to the Class R Certificates" herein and "Certain Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

                             Method Of Distribution

     Subject to the terms and conditions set forth in an Underwriting Agreement, dated, 199_ (the "Underwriting Agreement"), ______________ (the "Underwriter") has agreed to purchase and the Depositor has agreed to sell to the Underwriter each class of the Offered Certificates. It is expected that delivery of the Class A Certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC, and that the delivery of the Class B and Class R Certificates will be made at the offices of the Underwriter, ________________, on or about _____________, 199_ against payment therefor in immediately available funds.

     The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of its Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

     The distribution of the Offered Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately __% of the aggregate Certificate Balance of the Offered Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling its Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with such Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter, and that under limited circumstances the Underwriter will indemnify the Depositor, against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made in respect thereof.

     The Underwriter may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the Certificates in accordance with regulation M under the Exchange Act. Over-allotment transactions involve syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the Certificates so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the Certificates in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriter to reclaim a selling concession from a syndicate member when the Certificates originally sold by such syndicate member are purchased in a syndicate covering transaction. Such over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the Certificates to be higher than they would otherwise be in the absence of such transactions. Neither the Bank nor the

Underwriter represents that the Underwriter will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice at any time.

     There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of ongoing information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement. Except as described herein under "Description of the Certificates--Reports to Certificateholders; Certain Available Information", there can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

                                  Legal Matters

     Certain legal matters will be passed upon for the Depositor and the Underwriter by [___________].

                                     Rating

     It is a condition to issuance that the Senior Certificates be rated not lower than "__", and the Class B Certificates be rated not lower than "__", by.

     A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding the likelihood or frequency of prepayments (whether voluntary or involuntary) on the Mortgage Loans, or the possibility that as a result of prepayments investors in the Class X Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to any Class thereof and, if so, what such rating would be. A rating assigned to any Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by
___________________________.

     The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                                Legal Investment

     [As long as the Senior Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Senior Certificates will constitute "mortgage related securities" within the meaning of SMMEA, and as such will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, however, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States have enacted legislation which overrides the preemption provisions of SMMEA.]

     [The Class B Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, is subject to significant interpretive uncertainties.]

     The Depositor makes no representation as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

     See "Legal Investment" in the Prospectus.

                              ERISA Considerations

     A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts (and, as applicable, insurance company general accounts) in which such plans, accounts or arrangements are invested, that is subject to ERISA and/or Section 4975 of the Code (each, a "Plan") should review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

     [The purchase or holding of the Class A Certificates by, on behalf of or with assets of a Plan may qualify for exemptive relief under the Exemption, as described under "ERISA Considerations - Prohibited Transaction Exemption" in the Prospectus; however, the Exemption contains a number of conditions, including the requirement that any such Plan must be an

"accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. In addition, neither the Exemption nor a similar exemption issued to the Underwriter will apply to the Class B or Class R Certificates. As a result,] no transfer of a [Class B or Class R] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Depositor, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Depositor, the Trustee and the Master Servicer that such transfer is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class [B] Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60 and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates. See "ERISA Considerations-Representation From Investing Plans" in the Prospectus.

     Any Plan fiduciary or other person considering whether to purchase an Offered Certificate on behalf of or with assets of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and
Section 4975 of the Code to such investment and the availability of the Exemption or any other prohibited transaction exemption in connection therewith. See "ERISA Considerations" in the Prospectus.

                         INDEX OF PRINCIPAL DEFINITIONS

360/360 basis ....................................................          S-40
Accrued Certificate Interest .....................................          S-40
Advance ..........................................................          S-43
ARM Loans ........................................................          S-29
Available Distribution Amount ....................................          S-38
Balloon Loan .....................................................          S-30
Balloon Payment ..................................................          S-30
Certificate Balance ..............................................          S-35
Certificate Registrar ............................................          S-36
Certificates .....................................................          S-35
Class ............................................................          S-35
Collateral Support Deficit .......................................          S-43
Constant Prepayment Rate .........................................          S-49
CPR ..............................................................          S-49
Cut-off Date .....................................................          S-29
Cut-off Date Balance .............................................          S-29
Definitive Class A Certificate ...................................          S-36
Delivery Date ....................................................          S-29
Determination Date ...............................................          S-38
Distributable Certificate Interest ...............................          S-40
Distributable Principal ..........................................          S-41
Distribution Date ................................................          S-37
Distribution Date Statement ......................................          S-45
Due Date .........................................................          S-29
Due Period .......................................................          S-38
Fixed Rate Loans .................................................          S-30
Form 8-K .........................................................          S-32
Gross Margin .....................................................          S-30
Index ............................................................          S-30
Initial Pool Balance .............................................          S-29
Interest Rate Adjustment Date ....................................          S-30
LTV Ratio ........................................................          S-74
Master Servicer Reimbursement Rate ...............................          S-44
Monthly Payments .................................................          S-29
Mortgage .........................................................          S-29
Mortgage Loans ...................................................          S-29
Mortgage Note ....................................................          S-29
Mortgage Pool ....................................................          S-29
Mortgage Rate ....................................................          S-29
Mortgaged Property ...............................................          S-29
Net Aggregate Prepayment Interest Shortfall ......................          S-40
Net Mortgage Rate ................................................          S-40
New Regulations ..................................................          S-56
Nonrecoverable Advance ...........................................          S-44
Offered Certificates .............................................          S-32
Ownership Percentage .............................................          S-41
Pass-Through Rate ................................................          S-40
Payment Adjustment Date ..........................................          S-30
Percentage Interest ..............................................          S-35
Plan .............................................................          S-60
Pooling and Servicing Agreement ..................................          S-35
Prepayment Interest Excess .......................................          S-33
Prepayment Premiums ..............................................          S-30
PTCE .............................................................          S-61
Purchase Agreement ...............................................          S-29
Purchase Price ...................................................          S-31
Related Proceeds .................................................          S-45
REMIC Regular Certificates .......................................          S-36
REO Loan .........................................................          S-42
REO Property .....................................................          S-35
Rules ............................................................          S-37
Scheduled Principal Distribution Amount ..........................          S-41
Senior Certificates ..............................................          S-35
Servicing Fee ....................................................          S-32
Servicing Fee Rate ...............................................          S-32
Stated Principal Balance .........................................          S-41
Trust Fund .......................................................          S-35
Underwriter ......................................................          S-57
Underwriting Agreement ...........................................          S-57
Unscheduled Principal Distribution Amount ........................          S-41
Voting Rights ....................................................          S-45

No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.

                                TABLE OF CONTENTS


                              Prospectus Supplement

Transaction Overview
Summary
Risk Factors
Description of the Mortgage Pool
Servicing of the Mortgage Loans
Description of the Certificates
Yield and Maturity Considerations
Certain Federal Income Tax Consequences
Method of Distribution
Legal Matters
Rating
Legal Investment
ERISA Considerations
Index of Principal Definitions
Annex A
Annex B
Annex C
Annex D

                                   Prospectus

Prospectus Supplement
Available Information
Incorporation of Certain Information by Reference
Summary of Prospectus
Risk Factors
Description of the Trust Funds
Yield and Maturity Considerations
The Depositor
GMAC Commercial Mortgage Corporation
Description of the Certificates
The Pooling and Servicing Agreements
Description of Credit Support
Certain Legal Aspects of Mortgage Loans
Certain Federal Income Tax Consequences
State and Other Tax Consequences
ERISA Considerations
Legal Investment
Use of Proceeds
Method of Distribution
Legal Matters
Financial Information
Where You Can Find Additional Information
Reports to Certificateholders
Incorporation of Certain Information by Reference
Rating Index of Principal Definitions



                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.








                              $___________________


                        Multifamily Mortgage Pass-Through
                                  Certificates
                                  Series 199_-_






                                   ----------


                              PROSPECTUS SUPPLEMENT
                              ____________ __, 199



                                   ----------



                                  [UNDERWRITER]

                                                                         ANNEX A


                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.

                      Mortgage Rates as of the Cut-off Date

                                              Number of                                                Percent by
                                              Mortgage                Aggregate Cut-off            Aggregate Cut-off
     Range of Mortgage Rates(%)                 Loans                   Date Balance                  Date Balance
     --------------------------                 -----                   ------------                  ------------













Total


Weighted Average
Mortgage Rate (All Mortgage Loans):
      % per annum


Weighted Average
Mortgage Rate (ARM Loans):
      % per annum


Weighted Average
Mortgage Rate (Fixed Rate Loans):
     % per annum

                         Gross Margins for the ARM Loans

                                                                                                        Percent by
                                               Number of                Aggregate Cut-off            Aggregate Cut-off
     Range of Gross Margins(%)                 ARM Loans                  Date Balance                 Date Balance
     -------------------------                 ---------                  ------------                 ------------





Total







Weighted Average
Gross Margin:         %

 Frequency of Adjustments to Mortgage Rates and Monthly Payments for the ARM Loans


                                              Monthly
                        Mortgage Rate         Payment            Number of                             Percent by
                         Adjustment          Adjustment          Mortgage       Aggregate Cut-off   Aggregate Cut-off
                          Frequency          Frequency             Loans           Date Balance       Date Balance
------------              ---------          ---------             -----           ------------       ------------









Total

                Maximum Lifetime Mortgage Rates for the ARM Loans

                                                                                                  Percent by
        Range of Maximum                  Number of               Aggregate Cut-off            Aggregate Cut-off
   Lifetime Mortgage Rates(%)             ARM Loans                 Date Balance                 Date Balance
   --------------------------             ---------                 ------------                 ------------











Total



Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans):
          % per annum (A)



----------
(A) This calculation does not include the _________ ARM Loans without maximum lifetime Mortgage

Rates.

                Minimum Lifetime Mortgage Rates for the ARM Loans

                                                                                                     Percent by
        Range of Minimum                    Number of                Aggregate Cut-off            Aggregate Cut-off
   Lifetime Mortgage Rates(%)               ARM Loans                  Date Balance                 Date Balance
   --------------------------               ---------                  ------------                 ------------








Total


Weighted Average Minimum Lifetime
Mortgage Rate (ARM Loans):
          % per annum (A)

----------
(A) This calculation does not include the ___________ ARM Loans without maximum lifetime Mortgage Rates.


                 Maximum Annual Mortgage Rates for the ARM Loans

                                                                                                      Percent by
         Range of Maximum                    Number of                Aggregate Cut-off            Aggregate Cut-off
     Annual Mortgage Rates(%)                ARM Loans                  Date Balance                 Date Balance
     ------------------------                ---------                  ------------                 ------------










Total





Weighted Average Maximum Annual
Mortgage Rate (ARM Loans):
          % per annum (A)



----------
(A) This calculation does not include the __________ ARM Loans without maximum annual Mortgage Rates.

                 Minimum Annual Mortgage Rates for the ARM Loans


                                                                                                  Percent by
        Range of Minimum                  Number of               Aggregate Cut-off            Aggregate Cut-off
    Annual Mortgage Rates(%)              ARM Loans                 Date Balance                 Date Balance
    ------------------------              ---------                 ------------                 ------------














Total



Weighted Average Minimum Annual
Mortgage Rate (ARM Loans):
          % per annum (A)

----------
(A) This calculation does not include the __________ ARM Loans without maximum annual Mortgage Rates.

                              Cut-off Date Balances

                                           Number of                                              Percent by
           Cut-off Date                    Mortgage               Aggregate Cut-off            Aggregate Cut-off
        Balance Range ($)                    Loans                  Date Balance                 Date Balance
        -----------------                    -----                  ------------                 ------------

Total




Average Cut-off Date
Balance (All Mortgage
Loans): $

Average Cut-off Date
Balance (ARM Loans):
$

Average Cut-off Date
Balance (Fixed Rate Loans):
$


                  Original Term to Stated Maturity (in Months)

                                              Number of                                                Percent by
         Range of Original                    Mortgage                 Aggregate Cut-off            Aggregate Cut-off
         Terms (in Months)                      Loans                    Date Balance                 Date Balance
         -----------------                      -----                    ------------                 ------------









Total




Weighted Average Original

Term to Stated Maturity
(All Mortgage Loans):
___ months

Weighted Average Original
Term to Stated Maturity
(ARM Loans):
____ months

Weighted Average Original
Term to Stated Maturity
(Fixed Rate Loans):
____ months


                  Remaining Term to Stated Maturity (in Months)

                             as of the Cut-off Date

                                           Number of                                              Percent by
        Range of Remaining                 Mortgage               Aggregate Cut-off            Aggregate Cut-off
        Terms (in Months)                    Loans                  Date Balance                 Date Balance
        -----------------                    -----                  ------------                 ------------








Total




Weighted Average Remaining
Term to Stated Maturity
(All Mortgage Loans):
___ months

Weighted Average Remaining
Term to Stated Maturity
(ARM Loans):
___  months


Weighted Average Remaining
Term to Stated Maturity
(Fixed Rate Loans):
___  months


                               Year of Origination

                                         Number of                                                Percent by
                                         Mortgage                 Aggregate Cut-off            Aggregate Cut-off
             Year                          Loans                    Date Balance                 Date Balance
             ----                          -----                    ------------                 ------------










Total



                           Year of Scheduled Maturity

                                         Number of                                                Percent by
                                         Mortgage                 Aggregate Cut-off            Aggregate Cut-off
             Year                          Loans                    Date Balance                 Date Balance
             ----                          -----                    ------------                 ------------











Total







     [The following table sets forth a range of Debt Service Coverage Ratios for the Mortgage Loans. The "Debt Service Coverage Ratio," "Underwritten Debt Service Coverage Ratio" or "Underwritten DSCR" means, with respect to any Mortgage Loan, or with respect to a Mortgage Loan evidenced by one Mortgage Note but secured by multiple Mortgaged Properties, (a) the Underwritten Cash Flow for the Mortgaged Property, divided by (b) the Annual Debt Service for such Mortgage Loan. The "Annual Debt Service" means, for any Mortgage Loans 12 times the monthly payment in effect as of the Cut-off Date or, for any Mortgage Loan that pay interest only for a period of time, 12 times the Monthly Payment in effect at the end of such period. The "Underwritten Cash Flow" with respect to any Mortgaged Property means an estimate of the cash flow available for debt service in a typical year of stable, normal operations. In general, it is the estimated revenue derived from the use and operation of such Mortgaged Property less the sum of (a) estimated operating expenses (such as utilities, administrative expenses, repairs and maintenance, management and franchise fees and advertising), (b) fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and (c) capital expenditures and reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritten Cash Flow generally does not reflect interest expense and non-cash items such as depreciation and amortization. The following table was prepared using operating statements obtained from the respective mortgagors or the related property managers. In each case, the information contained in such operating statements was unaudited, and the Depositor has made no attempt to verify its accuracy. In the case of ________ Mortgage Loans (___________ ARM Loans and _________ Fixed Rate Loans), representing __% of the Initial Pool Balance, operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related Mortgage Loan.]

                         Debt Service Coverage Ratios(A)

             Range of                        Number of                                                Percent by
           Debt Service                      Mortgage                 Aggregate Cut-off            Aggregate Cut-off
         Coverage Ratios                       Loans                    Date Balance                 Date Balance
         ---------------                       -----                    ------------                 ------------










Not Calculated(B)


Total


Weighted Average
Debt Service Coverage
Ratio (All Mortgage
Loans): _____ x(C)


Weighted Average
Debt Service Coverage
Ratio (ARM Loans):
 ______ x(D)


Weighted Average
Debt Service Coverage
Ratio (Fixed Rate Loans):
 _______ x(E)

----------

(A) The Debt Service Coverage Ratios are based on the most recently available operating statements obtained from the respective mortgagors or the related property managers.

(B) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements.

(C) This calculation does not include the _________ Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.

(D) This calculation does not include the _________ ARM Loans as to which Debt Service Coverage Ratios were not calculated.

(E) This calculation does not include the _____________ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.

     The following tables set forth the range of LTV Ratios of the Mortgage Loans at origination and the Cut-off Date. An "LTV Ratio" for any Mortgage Loan, as of any date of determination, is a fraction, expressed as a percentage, the numerator of which is the original principal balance of such Mortgage Loan or the Cut-off Date Balance of such Mortgage Loan, as applicable, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. Because it is based on the value of a Mortgaged Property determined as of loan origination, the information set forth in the table below is not necessarily a reliable measure of the related borrower's current equity in each Mortgaged Property. In a declining real estate market, the fair market value of a Mortgaged Property could have decreased from the value determined at origination, and the current actual loan-to-value ratio of a Mortgage Loan may be higher than even its LTV Ratio at origination, notwithstanding taking into account amortization since origination.

                            LTV Ratios at Origination

                                          Number of                                               Percent by
        Range of Original                  Mortgage               Aggregate Cut-off            Aggregate Cut-off
          LTV Ratios(%)                     Loans                   Date Balance                 Date Balance
          -------------                     -----                   ------------                 ------------
















Total



Weighted Average Original LTV
Ratio (All Mortgage Loans):
_____%


Weighted Average Original LTV
Ratio (ARM Loans): _____%

Weighted Average Original LTV
Ratio (Fixed Rate Loans):
_______%



                           LTV Ratios at Cut-off Date

                                         Number of                                                Percent by
    Range of LTV Ratios(%)               Mortgage                 Aggregate Cut-off            Aggregate Cut-off
      as of Cut-off Date                   Loans                    Date Balance                 Date Balance
      ------------------                   -----                    ------------                 ------------















Total


Weighted Average LTV Ratio as
of Cut-off Date (All Mortgage
Loans): ______%


Weighted Average LTV Ratio as
of Cut-off Date (ARM Loans):
______%


Weighted Average LTV Ratio as
of Cut-off Date (Fixed Rate
Loans): _______%

     The Mortgage Loans are secured by Mortgaged Properties located in _______ different states. The following table sets forth the states in which the Mortgaged Properties are located:

                             Geographic Distribution

                                         Number of                                                Percent by
                                         Mortgage                 Aggregate Cut-off            Aggregate Cut-off
            State                          Loans                    Date Balance                 Date Balance
            -----                          -----                    ------------                 ------------












Total



     No more than __% of the Initial Pool Balance is secured by Mortgaged Properties located in the same zip code area.


                                 Occupancy Rates

                                            Number of                                                Percent by
            Range of                        Mortgage                 Aggregate Cut-off            Aggregate Cut-off
       Occupancy Rates(A)                     Loans                    Date Balance                 Date Balance
       ------------------                     -----                    ------------                 ------------











Total


Weighted Average Occupancy Rate
(All Mortgage Loans)(A):
          %


Weighted Average Occupancy Rate
(ARM Loans)(A):          %


Weighted Average Occupancy Rate
(Fixed Rate Loans)(A):
          %

----------
(A) Physical occupancy rates calculated based on rent rolls provided by the respective Mortgagors or related property managers as of a date no more than ___ months prior to the Cut-off Date.

            Prepayment Restrictions in Effect as of the Cut-off Date

                                                        Weighted
                                    % by       Cum.     Averages
------------ --------   ---------  --------- --------   --------  ---------  ---------    -----       -------    --------
Prepayment   Number     Aggregate            % of       Mortgage  Stated     Remaining    DSCR        Implied    Indicative
Restrictions of Loans   Cut-off    Aggregate Initial      Rate    Remaining  Amort.                   DSCR       Cut-off
                        Date       Cut-off   Pool                 Term       Term                                Date
                        Balance    Date      Balance              (Mo.)      (Mo.)                               LTV
                                   Balance


Locked Out
(A)


Yield
Maintenance
(B)


Declining
Percentage
Premium


___ %
Premium


___ %
Premium


No
Prepayment
Restrictions
------------

TOTALS

----------

(A) The weighted average term to the expiration of the lock-out periods is ______ years. ____ of the Mortgage Loans within their lock-out periods are subject to declining percentage Prepayment Premiums after the expiration of their lock-out periods; the remaining Mortgage Loans are subject to a yield maintenance-type Prepayment Premium following such expiration.

(B) All Mortgage Loans subject to yield maintenance-type Prepayment Premiums remain subject to payment of the Prepayment Premium until at least _____ months prior to maturity.

     Certain additional information regarding the Mortgage Loans is contained in the Prospectus Supplement under "Description of the Mortgage Pool--Certain Underwriting Matters" and "Description of the Mortgage Pool--Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds--Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans".

     [Delinquencies. As of the Cut-off Date, [no] Mortgage Loan was more than 30 days delinquent in respect of any Monthly Payment.]

Prospectus
Mortgage Pass-through Certificates

                  SUBJECT TO COMPLETION, DATED MARCH 11, 1999
                   GMAC Commercial Mortgage Securities, Inc.

--------------------------------------------------------------------------------
Consider carefully the risk factors beginning on page __ in this prospectus.

A certificate will represent an interest only in the trust fund created for that series of certificates. A certificate will not represent an interest in or be an obligation of GMAC Commercial Mortgage Securities, Inc., GMAC Commercial Mortgage Corporation or any of their affiliates.

This prospectus may be used to offer and sell a series of certificates only if accompanied by the prospectus supplement for that series.
--------------------------------------------------------------------------------

The depositor, GMAC Commercial Mortgage Securities, Inc., may periodically issue certificates representing interests in trusts that consist primarily of multifamily or commercial mortgage loans and/or mortgage-backed securities. The certificates will be issued in series, and each series of certificates will represent interests in a different trust established by the depositor.

Each trust will consist of:

o mortgage assets described in detail in the accompanying prospectus supplement, which will include:

     o    a pool of multifamily or commercial mortgage loans; or

     o mortgage-backed securities that evidence interests in or are secured by multifamily or commercial properties; or

     o    a combination of those mortgage loans and mortgage-backed securities;

o    related property and interests; and

o other property as described in the accompanying prospectus supplement, which may include one or more of the following: letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, and interest rate exchange agreements and other financial assets.

The certificates in a series:

o will represent interests in a trust and will be paid only from the assets of that trust; and

o may be divided into multiple classes of certificates and, if so, each class may:

     o    receive a different fixed or variable rate of interest;

     o    be subordinated to other classes of certificates in that series;

     o    represent interests in only certain of the trust assets;

     o    receive principal at different times; and

     o    have different forms of credit enhancement.

Underwriting:

The certificates may be offered to the public through different methods as described in "Method of Distribution" in this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is ___________ _, 1999

              Important notice about information presented in this prospectus and the accompanying prospectus supplement

     We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to your series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

     o    the timing of interest and principal payments;

     o    financial and other information about the mortgage loans;

     o    information about credit enhancement for each class;

     o    the ratings for each class; and

     o    the method for selling the certificates.

If the description of your certificates in this prospectus differs from the description in the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

     You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. You can request information incorporated by reference from GMAC Commercial Mortgage Securities, Inc. at (215) 328-4622 or 650 Dresher Road, Horsham, Pennsylvania 19044-8015. See "Where You Can Find Additional Information" and "Incorporation of Certain Information by Reference" in this prospectus. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

     We include cross-references in this prospectus and the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

     You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption "Index of Principal Definitions" beginning on page __.

                                   ----------

                               Prospectus Summary

o This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, you should carefully read this entire document and the accompanying prospectus supplement.

o This summary provides an overview of information to aid your understanding and is qualified by the full information in this prospectus and the accompanying prospectus supplement.

The Mortgage Asset Pools and Other Assets of the Trusts

The depositor, a wholly-owned subsidiary of GMAC Commercial Mortgage Corporation, will from time to time deposit a pool of mortgage assets and related property and interests into a trust.

The mortgage assets for each series of certificates will consist of one or more of the following types of mortgage loans:

o mortgage loans which do not accrue interest or provide for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate;

o mortgage loans providing for level monthly payments of principal and interest or for payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events;

o fully amortizing, partially amortizing or non-amortizing mortgage loans with balloon payments due on their stated maturity dates and mortgage loans providing for negative amortization;

o mortgage loans prohibiting prepayments over their terms or for certain periods and/or mortgage loans requiring payment of premiums or yield maintenance penalties in connection with certain prepayments;

o mortgage loans providing for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at other intervals;

o mortgage loans providing for release of the related mortgaged property if certain conditions are satisfied; and

o    any other type of mortgage loan described in your prospectus supplement.

The mortgage assets for each series of certificates also may include or consist of mortgage-backed securities. These mortgage-backed securities will represent an interest in, or will be secured by a pledge of, one or more mortgage loans that conform to the descriptions of the mortgage loans in this prospectus. See "Description of the Trust Funds--MBS" in this prospectus.

The mortgage loans will be secured by first or junior liens on multifamily residential properties or commercial properties. The mortgage loans may be secured by liens on real estate projects under construction. See "Description of the Mortgage Pool" in your prospectus supplement for a description of the mortgage asset Pool applicable to your series of certificates.

The Mortgage Loan Sellers

The depositor will purchase the mortgage loans for each series of certificates from the entity or entities specified in your prospectus supplement. Unless otherwise provided in your prospectus supplement, no mortgage loan will have been originated by the depositor; however, some or all of the mortgage loans in any Trust may have been originated by GMAC Commercial Mortgage Corporation or another affiliate of the depositor. See "Description of the Trust Funds--Mortgage Loans" in this prospectus.

The Master Servicer, the Special Servicer and the Administration of the Trusts

If a trust includes mortgage loans, then your prospectus supplement will name the servicer or the master servicer (which for convenience will be referred to in this prospectus as the master servicer) for the corresponding series of certificates. The master servicer for any series of certificates may be GMACCM or another affiliate of the Depositor. The master servicer also may be the special servicer for that series and, in that dual capacity, would be referred to as the servicer. See "GMAC Commercial Mortgage Corporation" and "The Pooling and Servicing Agreements--Certain Matters Regarding the Master Servicer and the Depositor" in this prospectus.

If a trust includes mortgage loans, then your prospectus supplement will name any special servicers for the corresponding series of certificates, or will describe the circumstances under which a special servicer may be appointed. A special servicer for any series of certificates may be the master servicer or an affiliate of the depositor or the master servicer. See "The Pooling and Servicing Agreements--Special Servicers" in this prospectus.

If a trust includes mortgage-backed securities, then your prospectus supplement will name the entity responsible for administering those mortgage-backed securities. If an entity other than the trustee or the master servicer is the mortgage-backed securities administrator, that entity will be referred to as the manager in this prospectus. The manager for any series of certificates may be GMAC Commercial Mortgage Corporation or another affiliate of the depositor. See your prospectus supplement for a description of the servicing and administration of the mortgage loans and the trust related to your certificates.

The Certificates--Ownership of an Interest in a Trust Consisting of Mortgage Assets

Each trust will then issue a series of certificates. The certificates will represent an interest only in the trust that issued that particular series of certificates. The certificates will not represent an interest in or an obligation of the depositor, GMAC Commercial Mortgage Corporation or any of their affiliates. Payments on a series of certificates will come only from payments on the mortgage assets in the related trust (or credit support as described herein).

A series of certificates may consist of a single class of certificates entitled to all of the principal and interest up to a specified rate on the mortgage assets in the related trust. Alternatively, a series of certificates may consist of multiple classes. Each class may:

o    accrue interest based on a fixed, variable or adjustable interest rate;

o represent the right to receive principal, with disproportionate, nominal or no distributions of interest;

o represent the right to receive interest, with disproportionate, nominal or no distributions of principal;

o represent the right to receive principal and/or interest only on a specified subset of Mortgage Assets in the trust;

o represent the right to receive principal earlier or later than other classes;

o represent the right to receive distributions of interest or principal that commence only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of that series;

o represent the right to receive distributions of principal, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the mortgage assets in the trust;

o represent the right to receive distributions of principal based on a specified principal payment schedule or other methodology;

o represent the right to receive disproportionate allocations of certain types of principal payments on the mortgage assets in the trust; and

o    be subordinate to other classes in the series.

If the series of certificates has multiple classes, the prospectus supplement for that series will set forth for each class of certificates (i) the initial principal balance, (ii) the initial interest rate, (iii) whether each class will receive distributions from all or a portion of the mortgage loans and (iv) any other limitations on the payments to be made to each class of certificates.

Distributions to the Certificateholders

Generally, principal and interest will be paid on a distribution date which may occur monthly or on other scheduled dates over the life of the certificates, Generally, the distribution date will be the 15th day of each month (or if the 15th day is not a business day, on the next business day).

Interest

Each certificate of a series will represent the right to receive payments of interest as described in the accompanying prospectus supplement. If a series of certificates consists of more than one class, each class may differ in, among other things:

o    priority in receiving interest payments;

o    payment dates;

o    interest rates; or

o    methods for computing interest.

Each class of certificates may have a fixed or variable interest rate. Some classes may not be entitled to receive any distributions of interest. Some classes may not be entitled to distributions of interest until after the occurrence of certain events, such as the retirement of one or more other classes of certificates. The interest that is accrued with respect to these certificates will either be added to their certificate balance or otherwise deferred as described in your prospectus supplement. Distributions of interest on some classes may be reduced to the extent of certain delinquencies, losses or other contingencies described in this prospectus and in your prospectus supplement. See "Risk Factors--Each Class of Certificates Will Have Different Yield and Prepayment Considerations," "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest" and "Description of the Certificates--Distributions of Interest on the Certificates" in this prospectus.

Principal

Each certificate of a series generally will represent the right to receive payments of principal as described in your prospectus supplement. If a series of certificates consists of more than one class, each class may differ in, among other things:

o    its priority of principal payments;

o    periods during which certificateholders receive principal payments;

o the amount of scheduled principal it is entitled to receive on each payment date; or

o    the amount of prepayments it is entitled to receive on each payment date.

Not all certificates will receive principal on each distribution date. Some classes may not be entitled to receive any distributions of principal.

Credit Support and Cash Flow Agreements

One or more classes of certificates in a series may be protected in part by some form of credit support.

Credit support may take the form of any one or more of the following:

o subordination of one or more classes of certificates to other classes of certificates

o    letter of credit

o    insurance policy

o    guarantee

o    reserve fund

o    another type of credit support specified in your prospectus supplement

If so specified in your prospectus supplement, a trust may include one or more of the following cash flow agreements:

o guaranteed investment contracts providing for investment of moneys held in the funds and accounts established for your series at a specified rate; or

o certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the mortgage assets or on one or more classes of certificates.

The accompanying prospectus supplement provides the following information:

     o    whether credit support covers any classes of certificates;

     o    the type, amount and extent of coverage;

     o    the identity of any entity providing the coverage; and

     o    the terms of any subordination.

Any credit enhancement will be limited and certificateholders will bear any losses allocated after the credit enhancement coverage for a particular class is depleted. See "Risk Factors--Credit Support Is Limited," "Description of the Trusts--Credit Support" and "--Cash Flow Agreements" and "Description of Credit Support" in this prospectus.

Advances

If a trust that includes mortgage loans receives less than the full scheduled payment due on a particular mortgage loan, the master servicer, a special servicer, the trustee, any provider of credit support and/or any other person specified in your prospectus supplement may be obligated to advance its own funds to cover the shortfall, only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

The entity making the advance can recover any advance it makes with respect to a mortgage loan, either from recoveries on that mortgage loan or, if the advance is with respect to any advance subsequently determined to be nonrecoverable, out of funds otherwise distributable to the holders of your series of certificates. The entity making the advances may be entitled to receive interest thereon for a specified period during which certain or all of these advances are outstanding. This interest will be payable from amounts in the related trust. See "Description of the Certificates--Advances in Respect of Delinquencies" in this prospectus. If a trust includes mortgage-backed securities, any comparable advancing obligations will be described in your prospectus supplement.

Optional Termination

For each series of certificates, the master servicer, the depositor or, if specified in your prospectus supplement or the related agreement, the holder of the residual interest in a real estate mortgage investment conduit may have the option to either:

     o repurchase the remaining mortgage assets and thereby cause the early retirement of the certificates; or

     o    purchase all or a portion of the certificates.

Optional termination may only occur under the conditions and in the manner described under "Description of the Certificates--Termination; Retirement of Certificates" in this prospectus and in your prospectus supplement.

Tax Status

For federal income tax purposes, the holders of a class of certificates will be considered to own "regular interests" or "residual interests" in a real estate mortgage investment conduit. Regular interests will be treated as representing ownership of debt. The holders of regular interests will be required to include in income all interest and original issue discount and will be required to use the accrual method of accounting. Holders of "residual interests" will be taxable on their share of the taxable income of the trust regardless of the cash distributions to those certificates. See "Certain Federal Income Tax Consequences" in this prospectus and in your prospectus supplement for additional important information concerning the tax consequences of owning a certificate.

ERISA Limitations

If you are a fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or any person which proposes to use "plan assets" of any of these plans to acquire certificates, you should carefully review with your legal counsel whether the purchase or holding of certificates could give rise to a transaction impermissible under these laws. See

"ERISA Considerations" in this prospectus and your prospectus supplement.

Legal Investment

Certain classes of certificates that are rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency may constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended, for so long as those classes sustain that rating. Any classes of certificates that constitute "mortgage related securities" under this act will be specified in the accompanying prospectus supplement. See "Legal Investment" in this prospectus and in your prospectus supplement.

Ratings

At issuance, each class of offered certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies. See "Rating" in this prospectus and in your prospectus supplement.

                                  Risk Factors

     You should consider the following risk factors (in addition to the risk factors in the prospectus supplement) in deciding whether to purchase any of the certificates.

Your ability to resell        A secondary market for the certificates of any
certificates may be limited.  series may not develop. If a secondary market does develop, it may not continue or it may not be sufficiently liquid to allow you to resell any of your certificates. The prospectus supplement for each series of certificates will indicate whether an underwriter intends to establish a secondary market for that series, but no underwriter will be obligated to do so. The certificates will not be listed on any securities exchange.

The certificates are          When you buy a certificate, you will not own an
obligations of the            interest in the depositor, GMAC Commercial
trust only.                   Mortgage Corporation or any of their affiliates.
                              You will own an interest only in the trust established for that series of certificates.
                              Payments on the mortgage assets included in the trust (and any credit support) will be the only source of payments to you. If those amounts are insufficient to make required payments of interest and/or principal to you, there is no other source of payments.

                              Moreover, unless so specified in your prospectus supplement, no governmental agency either guarantees or insures payments on the certificates of a particular series or any of the underlying mortgage assets.

                              The depositor, the mortgage loan seller(s), the master servicer and/or the special servicer will have limited obligations. These will usually include:

                              the depositor's or applicable mortgage loan seller's obligation under certain circumstances to repurchase the mortgage assets if there has been a breach of representations and warranties;

                              o the master servicer's or special servicer's obligation to advance payments on the mortgage loans when the borrowers are delinquent if the master servicer believes the advances are recoverable; and

                              the master servicer's or special servicer's various servicing and/or administrative obligations.

Investment in commercial      Because your certificates represent an interest in
and multifamily mortgage      the mortgage assets, you should be aware that
loans is subject to           mortgage loans made on the security of multifamily
certain risks.                or commercial property may have a greater
                              likelihood of delinquency and foreclosure, and a greater likelihood of loss in the event of delinquency and foreclosure, than loans made on the security of owner-occupied single-family residential property. A description of certain material considerations associated with investments in mortgage loans is included in this prospectus under "Certain Legal Aspects of Mortgage Loans." See also "Description of the
                              Trust Funds--Mortgage Loans--Default and Loss
                              Considerations with Respect to the Mortgage Loans" in this prospectus.

                              The ability of a borrower to repay a loan secured by an income-producing property typically depends mainly on the successful operation of that property, not on the existence of independent income or assets of the borrower. The value of an income-producing property is therefore directly related to the net operating income produced by that property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired.

                              A number of the mortgage loans may be secured by liens on owner-occupied mortgaged properties or on mortgaged properties leased to a single tenant or a small number of significant tenants. In those cases, a decline in the financial condition of the borrower or a significant tenant may have a disproportionately greater effect on net operating income than would be the case for mortgaged properties with multiple tenants.

                              In addition, your investment in the mortgage assets may be adversely affected by the following factors that generally affect interests in real property:

                              changes in general or local economic conditions and/or specific industry segments;

                              o      declines in real estate values;

                              o      declines in rental or occupancy rates;

                              o increases in interest rates, real estate tax rates and other operating expenses;

                              o changes in governmental rules, regulations and fiscal policies, including environmental legislation;

                              o natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots; and

                              o other circumstances, conditions or events beyond the control of a master servicer.

                              Any of these factors that adversely affect the mortgage assets for a particular series may cause the rates of delinquencies, foreclosures and losses on those mortgage assets to be higher than those now generally experienced in the commercial and multifamily mortgage lending industry. To the extent your certificates are not covered by credit support, you will bear all of the risks resulting from defaults by borrowers.

                              In addition, interests in certain types of mortgage loans that have higher than average rates of default may be included in the trust that issues your certificates, such as:

                              o Mortgage loans that do not fully amortize over their terms to maturity. These loans require a large payment (that is, a balloon payment) at their stated maturity. These loans involve a greater degree of risk because the ability of a borrower to make a balloon payment typically depends on its ability to refinance the loan or sell the related mortgaged property when the balloon payment is due. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the following:

                                     o    the value of the related mortgaged
                                          property;

                                     o    the level of available mortgage rates
                                          at the time of sale or refinancing;

                                     o    the borrower's equity in the related
                                          mortgaged property;

                                     o    the financial condition and operating
                                          history of the borrower and the
                                          related mortgaged property;

                                     o    tax laws;

                                     o    rent control laws (for certain
                                          residential properties);

                                     o    Medicaid, Medicare and private payor
                                          reimbursement rates (for hospitals and
                                          nursing homes);

                                     o    prevailing general economic
                                          conditions; and

                                     o    the general availability of credit for
                                          loans secured by multifamily or
                                          commercial real properties, as the
                                          case may be.

                              Neither the depositor nor any of its affiliates will be required to refinance any mortgage loan.

                              o Mortgage loans that are concentrated in certain regions, states or zip code areas of the United States. Different regions or areas may experience weak economic conditions and housing markets. This may cause higher rates of loss and delinquency.

                              You also should be aware of considerations relating to the type and use of a particular mortgaged property. For instance, mortgaged properties that operate as hospitals and nursing homes are subject to significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hospitality properties often are operated under franchise, management or operating agreements that may be terminable by the franchisor or operator. In addition, local law requirements govern the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure.

                              Some or all of the mortgage loans included in any trust will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. In the event of borrower default on those mortgage loans, the only recourse will be to the specified real property and other assets, if any, that were pledged to secure the mortgage loan. Even if a mortgage loan provides for recourse to a borrower and its assets generally, however, the trust may not be able to ultimately collect the amount due under that mortgage loan. See "Certain Legal Aspects of Mortgage Loans--Foreclosure-- Anti-Deficiency Legislation" in this prospectus.

                              Each trust generally will consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance. Accordingly, the concentration of default, foreclosure and loss risks in individual mortgage loans in a particular trust generally will be greater than for pools of single-family loans.

                              In order to maximize recoveries on defaulted mortgage loans, the master servicer or a special servicer may, under certain limited circumstances, extend the maturity date of and/or otherwise modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. See "The Pooling and Servicing Agreements-- Realization upon Defaulted Mortgage Loans" in this prospectus. The master servicer or a special servicer generally will be required to determine that an extension or modification is reasonably likely to produce a greater recovery than liquidation, taking into account the time value of money. There is no guarantee, however, that an extension or modification will in fact increase the present value of receipts from, or proceeds of, the affected mortgage loans.

                              See "Description of the Mortgage Pool" in the accompanying prospectus supplement for a description of these or other types of special risk loans in the mortgage asset pool applicable to your certificates.

Credit support is limited.    The prospectus supplement for your series of
                              certificates may specify that credit support will provide protection to cover certain losses on the underlying mortgage assets. See "Credit Support" in your Prospectus Supplement for a description of any forms of credit support that apply to your certificates.

                              Although credit support is intended to reduce the likelihood of temporary shortfalls on the certificates, you should be aware that:

                              o      The amount of coverage usually is limited.

                              o The amount of coverage usually will be reduced over time according to a schedule or formula.

                              o The particular form of credit support may not cover all potential losses on the mortgage loans. For example, credit support may or may not cover loss by reason of fraud or negligence by a mortgage loan originator or other parties.

                              o The particular forms of credit support may provide coverage only to certain certificates and not other certificates of the same series. If principal payments on one or more classes are made in a specified order of priority, any related credit support may be exhausted before the principal of the later paid classes has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the mortgage assets may fall primarily upon those classes having a later right of payment.

                              o If a form of credit support covers the certificates of more than one series and losses on the related mortgage assets exceed the amount of credit support, the holders of certificates of one (or more) of these series may be disproportionately benefited by the credit support to the detriment of the holders of certificates of one (or more) other series.

                              o If the applicable rating agencies believe that the rating on the certificates will not be adversely affected, certain types of credit support may be reduced or terminated.

                              o The amount of credit support supporting your certificates, including the subordination of one or more classes of certificates, will be determined on the basis of criteria established by each rating agency rating the certificates. Rating agencies establish these criteria based on several factors, including an assumed level of defaults, delinquencies and losses on the underlying mortgage assets. There is no guarantee that the loss experience on the related mortgage assets underlying your certificates will not exceed the levels of losses assumed by the applicable rating agencies when they establish the amount of credit support for your certificates. If this happens, you will bear the losses on the mortgage assets in excess of available credit support for your class. See "Description of the Certificates--Allocation of Losses and Shortfalls" and "Description of Credit Support" in this prospectus.

Each class of certificates    The yield to maturity of your certificates will
will have different yield     depend primarily on the price you paid for your
and prepayment                certificates and the rate of principal payments on
considerations.               the mortgage assets in the applicable trust. The
                              rate of principal payments includes scheduled payments of interest and principal, prepayments, liquidations due to defaults, and repurchases. If the rate of prepayments on the mortgage assets related to your certificates is higher or lower than anticipated, the yield to maturity may be adversely affected. The yield on some types of certificates are more sensitive to variations in prepayments than others. For example, certificates that receive only payments of interest are especially sensitive to variations in the rate of prepayments. If the rate of prepayments is high, or if a redemption or call feature of the certificates or the underlying mortgage assets occurs, the holders of these certificates may not fully recover their initial investment. Certain other types of certificates also may be relatively more sensitive to the rate of prepayment on the related mortgage assets than other types of certificates. These include:

                              o      Classes that receive distributions of
                                     interest or principal commencing only
                                     following the occurrence of certain events;

                              o Certificates with a pass-through rate that fluctuates inversely with an index; or

                              o Certain other classes in a series that includes more than one class of certificates.

                              The rate of principal payments on groups of mortgage loans varies within and among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors, including prevailing mortgage market interest rates and the particular terms of the mortgage loans (for example, provisions that prohibit voluntary prepayments during specified periods or impose penalties on voluntary prepayments). There is no guarantee as to the actual rate of prepayment on the mortgage assets in any trust, or that the rate of prepayment will conform to any model described in this prospectus or in any prospectus supplement. See "Yield and Maturity Considerations" in this prospectus. See also "Risk Factors" and "Yield and Maturity Considerations" in your prospectus supplement for more information concerning the prepayment risks applicable to your certificates.

Assignments of leases         If a mortgaged property is subject to leases, the
and rents may affect          related mortgage loan typically will be secured by
payments to                   an assignment of leases and rents. Under this
certificateholders.           assignment, the borrower:

                              o assigns its right, title and interest as landlord under the leases, and the income from the leases, to the lender as further security for the related mortgage loan; and

                              o retains a license to collect rents as long as the borrower does not default. If the borrower defaults, the license terminates and the lender is entitled to collect rents.

                              Some state laws may require the lender to take possession of the mortgaged property and obtain a judicial appointment of a receiver before the lender is entitled to collect rents. The lender's ability to collect rents also may be adversely affected if bankruptcy or similar proceedings are commenced by or against a borrower. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents" in this prospectus.

Environmental conditions      Real property pledged as security for a mortgage
may affect risk of loss       loan may be subject to certain environmental
on the mortgage loans.        risks. Under the laws of certain states,
                              contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, that lien has priority over an existing mortgage lien on the property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response,
                              Compensation and Liability Act of 1980, as amended, a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower regardless of whether the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks this liability on foreclosure of the mortgage.

                         Description of the Trust Funds

General

     Each series of certificates (the "Certificates") will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") to be formed by GMAC Commercial Mortgage Securities, Inc. (the "Depositor"). The primary assets of each Trust Fund will consist of Mortgage Loans (see "-Mortgage Loans" below), MBS (see "-MBS" below) or a combination of Mortgage Loans and MBS. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS and may be GMAC Commercial Mortgage Corporation ("GMACCM") or another affiliate of the Depositor. The Mortgage Assets will not be guaranteed or insured by the Depositor, GMACCM or any of their affiliates or, unless otherwise provided in the related supplement (a "Prospectus Supplement") to this prospectus (the "Prospectus"), by any governmental agency or instrumentality or by any other person. The discussion below under the heading "-Mortgage Loans," unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular Trust Fund.

Mortgage Loans

     General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create first or junior liens on fee or leasehold estates in properties (the "Mortgaged Properties") consisting of (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures ("Multifamily Properties") or (ii) office buildings, retail stores and establishments, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial plants, parking lots, mixed use or various other types of income-producing properties or unimproved land ("Commercial Properties"). The Multifamily Properties may include mixed commercial and residential structures and apartment buildings owned by private cooperative housing corporations ("Cooperatives"). Unless otherwise specified in the related Prospectus Supplement, each Mortgage will create a first priority mortgage lien on a borrower's fee estate in a Mortgaged Property. If a Mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least ten years. Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor; however, the Originator may be GMACCM or, alternatively, may be or may have been another affiliate of the Depositor.

     If so provided in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans secured by junior liens, and the loans secured by the related senior liens ("Senior Liens") may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgaged Property, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. If the Master Servicer were to foreclose on any Mortgage Loan, it would do so subject to any related Senior Liens. In order for the debt related to such Mortgage Loan to be paid in full at such sale, a bidder at the foreclosure sale of such Mortgage Loan would have to bid an amount sufficient to pay off all sums due under the Mortgage Loan and any Senior Liens or purchase the Mortgaged Property subject to such Senior Liens. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the Certificates of the related series bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions or the Mortgage Loan may be nonrecourse.

     If so specified in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans made on the security of real estate projects under construction. In that case, the related Prospectus Supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or non-performing as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or non-performance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt.

     Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, some or all of the Mortgage Loans included in a particular Trust Fund may be non-recourse loans, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the likelihood of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the "Debt Service Coverage Ratio," "Underwritten Debt Service Coverage Ratio" or "Underwritten DSCR" means, with respect to any Mortgage Loan, or with respect to a Mortgage Loan evidenced by one Mortgage Note, but secured by multiple Mortgaged Properties, (a) the Underwritten Cash flow for the Mortgaged Property, divided by (b) the Annual Debt Service for such Mortgage Loan. "Underwritten Cash Flow" with respect to any Mortgaged Property, means an estimate of cash flow available for debt service in a typical year of stable, normal operations. In general, it is the estimated revenue derived from the use and operation of such Mortgaged Property less the sum of (a) estimated operating expenses (such as utilities, administrative expenses, repairs and maintenance, management and franchise fees and advertising), (b) fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and (c) capital expenditures and reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritten Cash Flow generally does not reflect interest expense and non-cash items such as depreciation and amortization. "Annual Debt Service" means for any Mortgage Loan 12 times the monthly payment in effect as of the Cut-off Date or, for any Mortgage Loans that pay interest only for a period of time, 12 times the monthly payment in effect at the end of such period. The Underwritten Cash Flow of a Mortgaged Property will generally fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a non-owner occupied, income-producing property, rental income (and, with respect to a Mortgage Loan secured by a Cooperative apartment building, maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial Properties may be owner-occupied or leased to a small number of tenants. Thus, the Underwritten Cash Flow of such a Mortgaged Property may depend substantially on the financial condition of the borrower or a tenant, and Mortgage Loans secured by liens on such properties may pose a greater likelihood of default and loss than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the likelihood of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Underwritten Cash Flow to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property must be liquidated following a default. Unless otherwise defined in the related Prospectus Supplement, the "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property to (ii) the Value of the related Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, the "Value" of a Mortgaged Property will be its fair market value determined in an appraisal obtained by the Originator at the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus (a) the greater the incentive of the borrower to perform under the terms of the related Mortgage Loan (in order to protect such equity) and (b) the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the likelihood of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon certain factors including changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     Although there may be multiple methods for determining the value of a Mortgaged Property, value will in all cases be affected by property performance. As a result, if a Mortgage Loan defaults because the income generated by the related Mortgaged Property is insufficient to cover operating costs and expenses and pay debt service, then the value of the Mortgaged Property will reflect such and a liquidation loss may occur.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors-Investment in Commercial and Multifamily Mortgage Loans Is Subject to Certain Risks" and "-Balloon Payments; Borrower Default."

     Payment Provisions of the Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will (i) have had original terms to maturity of not more than 40 years and (ii) provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly, semi-annually or annually. A Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at a rate (the "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing or may be partially amortizing or non-amortizing, with a balloon payment due on its stated maturity date, and (iv) may prohibit over its term or for a certain period prepayments (the period of such prohibition, a "Lock-Out Period" and its date of expiration, a "Lock-Out Date") and/or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with certain prepayments, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of appreciation of the related Mortgaged Property, or profits realized from the operation or disposition of such Mortgaged Property or the benefit, if any, resulting from the refinancing of the Mortgage Loan (any such provision, an "Equity Participation"), as described in the related Prospectus Supplement.

     Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans in the related Trust Fund, which, to the extent then applicable and specifically known to the Depositor, will generally include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the earliest and latest origination date and maturity date of the Mortgage Loans, (iv) the original and remaining terms to maturity of the Mortgage Loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the Loan-to-Value Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Loan-to-Value Ratios, (vi) the Mortgage Rates borne by the Mortgage Loans, or range thereof, and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (viii) information regarding the payment characteristics of the Mortgage Loans, including, without limitation, balloon payment and other amortization provisions, Lock-out Periods and Prepayment Premiums, (ix) the Debt Service Coverage Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and (x) the geographic distribution of the Mortgaged Properties on a state-by-state basis. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to provide the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission (the "Commission") within fifteen days following such issuance.

MBS

     MBS may include (i) private-label (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates insured or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Governmental National Mortgage Association or the Federal Agricultural Mortgage Corporation ("FAMC"), provided that, unless otherwise specified in the related Prospectus Supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying mortgage loans (the "MBS Servicer") will have entered into the MBS Agreement, generally with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Issuer, the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Reserve funds, subordination or other credit support (any such coverage with respect to this Certificates of any Series, "Credit Support") similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any nationally recognized statistical rating agency that may have assigned a rating to the MBS (each, a "Rating Agency"), or by the initial purchasers of the MBS.

     The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate of the MBS or the formula for determining such rates, (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable,
(vi) a description of the credit support, if any, (vii) the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the type of mortgage loans underlying the MBS and, to the extent available to the Depositor and appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "-Mortgage Loans-Mortgage Loan Information in Prospectus Supplements," and (x) the characteristics of any cash flow agreements that relate to the MBS.

Certificate Accounts

     Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund will be deposited to the extent described herein and in the related Prospectus Supplement. See "The Pooling and Servicing Agreements-Certificate Account."

Credit Support

     If so provided in the Prospectus Supplement for a series of Certificates, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of such series in the form of subordination of one or more other classes of Certificates of such series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee or reserve fund, among others, or a combination thereof. The amount and types of Credit Support, the identification of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for a series of Certificates. See "Risk Factors-Credit Support Is Limited" and "Description of Credit Support."

Cash Flow Agreements

     If so provided in the Prospectus Supplement for a series of Certificates, the related Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate. The Trust Fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such Cash Flow Agreement, including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the related Prospectus Supplement. The related Prospectus Supplement will also identify the obligor under the Cash Flow Agreement.

                        Yield and Maturity Considerations

General

     The yield on any Certificate offered hereby (each, an "Offered Certificate") will depend on the price paid by the holder thereof (the "Certificateholder"), the interest rate at which such Certificate accrues interest (the "Pass-Through Rate") and the amount and timing of distributions on the Certificate. See "Risk Factors-Each Class of Certificates Will Have Different Yield and Prepayment Considerations." The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect, if any, that the payment characteristics of the MBS may have on the yield to maturity and weighted average lives of the Offered Certificates of the related series.

Pass-Through Rate

     The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of Offered Certificates of such series or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under any (i) guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate; or (ii) certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuation on the Mortgage Assets or on one or more classes of Certificates (any such agreement, in the case of clause (i) or (ii), a "Cash Flow Agreement").

Payment Delays

     With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the date (the "Distribution Date") on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on the date they were due.

Certain Shortfalls in Collections of Interest

     When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the Mortgage Loans to their respective Due Dates during the related Due Period. Unless otherwise specified in the Prospectus Supplement for a series of Certificates, a "Due Period" will be a specified time period (generally running from the second day of one month to the first day of the next month, inclusive) and all scheduled payments on the Mortgage Loans in the related Trust Fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related Master Servicer or other specified person, be distributed to the holders of the Certificates of such series on the next succeeding Distribution Date. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such Mortgage Loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for each series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. The related Prospectus Supplement will also describe any amounts available to offset such shortfalls.

Yield and Prepayment Considerations

     A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans in any Trust Fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, may change periodically to accommodate adjustments to the Mortgage Rates thereon), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, voluntary prepayments by borrowers and also prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the related Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate.

     The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the notional amount (the "Notional Amount") thereof). An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an Offered Certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of such investor's Offered Certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, the consequent adverse effects on such investor's yield would not be fully offset by a subsequent like increase (or decrease) in the rate of principal payments.

     In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the initial stated principal amounts (each, a "Certificate Balance") of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such Mortgage Assets or distributions are made in reduction of the Certificate Balances of such classes of Certificates, as the case may be.

     Consistent with the foregoing, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates. If the Offered Certificates of a series include any such Certificates, the related Prospectus Supplement will include a table showing the effect of various constant assumed levels of prepayment on yields on such Certificates. Such tables will be intended to illustrate the sensitivity of yields to various constant assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

     The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a group of multifamily or commercial mortgage loans. However, the extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the Mortgage Loans in any Trust Fund may be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced. To the extent enforceable, such provisions could constitute either an absolute prohibition (in the case of a Lock-out Period) or a disincentive (in the case of a Prepayment Premium) to a borrower's voluntarily prepaying its Mortgage Loan.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor makes no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.

Weighted Average Life and Maturity

     The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Unless otherwise specified in the related Prospectus Supplement, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

     The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments, liquidations due to default and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.

Other Factors Affecting Yield, Weighted Average Life and Maturity

     Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a possibility that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master

Servicer or a Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur. A Mortgage Loan that provides for the payment of interest calculated at a rate lower than the rate at which interest accrues thereon would, in the case of an ARM Loan, be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of Mortgage Loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of Certificates of the related series. In addition, negative amortization on one or more Mortgage Loans in any Trust Fund may result in negative amortization on the Certificates of the related series. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series. The portion of any Mortgage Loan negative amortization allocated to a class of Certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature.

     Negative amortization also may occur in respect of an ARM Loan that (i) limits the amount by which its scheduled payment may adjust in response to a change in its Mortgage Rate, (ii) provides that its scheduled payment will adjust less frequently than its Mortgage Rate or (iii) provides for constant scheduled payments notwithstanding adjustments to its Mortgage Rate. Accordingly, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of those classes of Certificates entitled to a portion of the principal payments on such Mortgage Loan.

     The extent to which the yield on any Offered Certificate will be affected by the inclusion in the related Trust Fund of Mortgage Loans that permit negative amortization, will depend upon (i) whether such Offered Certificate was purchased at a premium or a discount and (ii) the extent to which the payment characteristics of such Mortgage Loans delay or accelerate the distributions of principal on such Certificate (or, in the case of a Stripped Interest Certificate, delay or accelerate the reduction of the notional amount thereof). See "-Yield and Prepayment Considerations" above.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings or otherwise, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by a reduction in the entitlements to interest and/or Certificate Balances of one or more such classes of Certificates, and/or by establishing a priority of payments among such classes of Certificates.

     The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

     Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may during specified periods range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Certificates (collectively, "Accrual Certificates") with respect to which distributions of interest may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates, (ii) Excess Funds or
(iii) any other amounts described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently accrued on the Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

     The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources is likely to have any material effect on the rate at which such Certificates are amortized and the consequent yield with respect thereto.

     Optional Early Termination. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer, the Depositor or, if specified in the related Prospectus Supplement, the holder of the residual interest in a REMIC may at its option either (i) effect early retirement of a series of Certificates through the purchase of the assets in the related Trust Fund or
(ii) purchase, in whole but not in part, the Certificates specified in the related Prospectus Supplement; in each case under the circumstances and in the manner set forth herein under "Description of the Certificates-Termination; Retirement of Certificates" and in the related Prospectus Supplement. In the absence of other factors, any such early retirement of a class of Offered Certificates would shorten the weighted average life thereof and, if such Certificates were purchased at premium, reduce the yield thereon.

                                  The Depositor

     GMAC Commercial Mortgage Securities, Inc. is a wholly-owned subsidiary of GMACCM which is an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc., a Michigan Corporation. The Depositor was incorporated in the State of Delaware on June 22, 1995. The Depositor was organized for the purpose of serving as a private secondary mortgage market conduit. The Depositor maintains its principal office at 650 Dresher Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 328-3164. The Depositor does not have, nor is it expected in the future to have, any significant assets.

                      GMAC Commercial Mortgage Corporation

     Unless otherwise specified in the related Prospectus Supplement, GMAC Commercial Mortgage Corporation, an affiliate of the Company and a corporation duly organized and existing under the laws of the State of California, will act as the Master Servicer or Manager for a series of Certificates.

     GMACCM buys mortgage loans primarily through its branch network and also from mortgage loan originators or sellers nationwide and services mortgage loans for its own account and for others. GMACCM's principal executive offices are located at 650 Dresher Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 328-4622. GMACCM conducts operations from its headquarters in Pennsylvania and from offices located in

California, Colorado, the District of Columbia, Illinois, Michigan, Minnesota, Missouri, Nebraska, New York, Ohio, Texas, Virginia, Washington and Wisconsin.

                         Description of the Certificates

General

     Each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related pooling and servicing agreement or other agreement specified in the related Prospectus Supplement (in either case, a "Pooling and Servicing Agreement"). As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that, among other things: (i) provide for the accrual of interest on the Certificate Balance or Notional Amount thereof at a fixed, variable or adjustable rate; (ii) constitute Senior Certificates or Subordinate Certificates; (iii) constitute Stripped Interest Certificates or Stripped Principal Certificates; (iv) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (v) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vi) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or (vii) provide for distributions based on collections on the Mortgage Assets in the related Trust Fund attributable to Prepayment Premiums and Equity Participations.

     If so specified in the related Prospectus Supplement, a class of Certificates may have two or more component parts, each having characteristics that are otherwise described herein as being attributable to separate and distinct classes. For example, a class of Certificates may have a Certificate Balance on which it accrues interest at a fixed, variable or adjustable rate. Such class of Certificates may also have certain characteristics attributable to Stripped Interest Certificates insofar as it may also entitle the holders thereof to distributions of interest accrued on a Notional Amount at a different fixed, variable or adjustable rate. In addition, a class of Certificates may accrue interest on one portion of its Certificate Balance at one fixed, variable or adjustable rate and on another portion of its Certificate Balance at a different fixed, variable or adjustable rate.

     Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of Stripped Interest Certificates or REMIC Residual Certificates, notional amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of The Depository Trust Company ("DTC"). The Offered Certificates of each series (if issued as Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations.

Distributions

     Distributions on the Certificates of each series will be made on each Distribution Date from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the holders of Certificates of such series on such date. The particular components of the Available Distribution Amount for any series and Distribution Date will be more specifically described in the related Prospectus Supplement Unless otherwise provided in the related Prospectus Supplement, the Distribution Date for a series of Certificates will be the 25th day of each month (or, if any such 25th day is not a business day, the next succeeding business day), commencing in the month immediately following the month in which such series of Certificates is issued.

     Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"). All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class in proportion to the respective Percentage Interests evidenced thereby unless otherwise specified in the related Prospectus Supplement. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the person required to make such payments with wiring instructions no later than the related Record Date or such other date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution. The undivided percentage interest (the "Percentage Interest") represented by an Offered Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the initial Certificate Balance or Notional Amount of such class.

Distributions of Interest on the Certificates

     Each class of Certificates of each series (other than certain classes of Certificates that are entitled to distributions of principal, with disproportionate, nominal or no distributions of interest (collectively, "Stripped Principal Certificates") and certain classes of REMIC Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which in each case may be fixed, variable or adjustable. The related Prospectus Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of any class of Certificates (other than a class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and other than any class of Stripped Principal Certificates or REMIC Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date or otherwise deferred as described in the related Prospectus Supplement. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates), the "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally the most recently ended calendar month) on the outstanding Certificate Balance of such class of Certificates immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest for each Distribution Date on a class of Certificates that is entitled to distributions of interest, with disproportionate, nominal or no distributions or principal (collectively, "Stripped Interest Certificates") will be similarly calculated except that it will accrue on a Notional Amount that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance
of) one or more classes of the Certificates of a series may be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest," exceed the amount of any sums that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors-Each Class of Certificates Will Have Different Yield and Prepayment Considerations" and "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest."

Distributions of Principal of the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates) will have a Certificate Balance, which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive as principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of a specified date (the "Cut-Off Date"), after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of Certificates will be specified in the related Prospectus Supplement. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Offered Certificates will be made on a pro rata basis among all of the Certificates of such class.

Allocation of Losses and Shortfalls

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of Certificates, or by establishing a priority of payments among such classes of Certificates. See "Description of Credit Support."

Advances in Respect of Delinquencies

     If and to the extent provided in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, a Special Servicer, the Trustee, the Fiscal Agent (if any), any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than the principal portion of any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts drawn under any fund or instrument constituting Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including in the case of a series that includes one or more classes of Subordinate Certificates, collections on other Mortgage Assets in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a Master Servicer, Special Servicer, Fiscal Agent or Trustee if, in the judgment of the Master Servicer, Special Servicer, Fiscal Agent or Trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer, Special Servicer, Fiscal Agent or Trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

     If advances have been made by a Master Servicer, Special Servicer, Fiscal Agent, Trustee or other entity from excess funds in a Certificate Account, such Master Servicer, Special Servicer, Fiscal Agent, Trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer, Special Servicer, Fiscal Agent, Trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest on certain or all of such advances for a specified period during which such advances are outstanding at the rate specified in such Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related Pooling and Servicing Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling and Servicing Agreement or of a party to the related MBS Agreement.

Reports to Certificateholders

     On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer, Manager or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

          (i) the amount of such distribution to holders of such class of Offered Certificates that was applied to reduce the Certificate Balance thereof;

          (ii) the amount of such distribution to holders of such class of Offered Certificates that was applied to pay Accrued Certificate Interest;

          (iii) the amount, if any, of such distribution to holders of such class of Offered Certificates that was allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

          (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

          (v) if the related Trust Fund includes Mortgage Loans, the aggregate amount of advances included in such distribution;

          (vi) if the related Trust Fund includes Mortgage Loans, the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and, if the related Trust Fund includes MBS, the amount of administrative compensation received by the REMIC Administrator;

          (vii) information regarding the aggregate principal balance of the related Mortgage Assets on or about such Distribution Date;

          (viii) if the related Trust Fund includes Mortgage Loans, information regarding the number and aggregate principal balance of such Mortgage Loans that are delinquent;

          (ix) if the related Trust Fund includes Mortgage Loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such Mortgage Loans during the related Prepayment Period (that is, the specified period, generally corresponding to the related Due Period, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date);

          (x) the Certificate Balance or Notional Amount, as the case may be, of such class of Certificates at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related Mortgage Assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related Mortgage Assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

          (xi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date;

          (xii) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

          (xiii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

          (xiv) the amount of Credit Support being afforded by any classes of Subordinate Certificates.

     In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of Offered Certificates or as a percentage. The Prospectus Supplement for each series of Certificates may describe additional information to be included in reports to the holders of the Offered Certificates of such series.



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

     Within a reasonable period of time after the end of each calendar year, the Master Servicer, Manager or Trustee for a series of Certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate of such series a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Internal Revenue Code of 1986 (the "Code") as are from time to time in force. See, however, "-Book-Entry Registration and Definitive Certificates" below.

     If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer, Manager or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them.

Termination; Retirement of Certificates

     The obligations created by the Pooling and Servicing Agreement for each series of Certificates (other than limited payment and notice obligations of the applicable parties) will terminate upon the payment to Certificateholders of that series of all amounts held in the Certificate Account or by the Master Servicer and required to be paid to them pursuant to such Pooling and Servicing Agreement following the earlier of (i) the final payment or other liquidation or disposition (or any advance with respect thereto) of the last Mortgage Asset subject thereto or of any property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan subject thereto and (ii) the purchase by the Master Servicer, the Depositor or, if specified in the related Prospectus Supplement, by the holder of the REMIC Residual Certificates (see "Certain Federal Income Tax Consequences" below) from the Trust Fund for such series of all remaining Mortgage Assets therein and property, if any, acquired in respect of the Mortgage Loans therein. In addition to the foregoing, the Master Servicer or the Depositor will have the option to purchase, in whole but not in part, the Certificates specified in the related Prospectus Supplement in the manner set forth in the related Prospectus Supplement. Upon the purchase of such Certificates or at any time thereafter, at the option of the Master Servicer or the Depositor, the Mortgage Assets may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust Fund, or the Certificates so purchased may be held or resold by the Master Servicer or the Depositor. In no event, however, will the trust created continue beyond the expiration of 21 years from the death of the survivor of certain persons named in such Pooling and Servicing Agreement. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. If the Certificateholders are permitted to terminate the trust under the applicable Pooling and Servicing Agreement, a penalty may be imposed upon the Certificateholders based upon the fee that would be foregone by the Master Servicer and/or any Special Servicer because of such termination.

     Any such purchase of Mortgage Assets and property acquired in respect of Mortgage Loans evidenced by a series of Certificates shall be made at the option of the Master Servicer, the Depositor or, if applicable, the holder of the REMIC Residual Certificates at the price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Certificates of that series, but the right of the Master Servicer, the Depositor or, if applicable, such holder to so purchase is subject to the aggregate principal balance of the Mortgage Assets for that series as of the Distribution Date on which the purchase proceeds are to be distributed to Certificateholders being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets at the Cut-off Date for that series. The Prospectus Supplement for each series of Certificates will set forth the amounts that the holders of such Certificates will be entitled to receive upon such early retirement. Such early termination may adversely affect the yield to holders of certain classes of such Certificates. If a REMIC election has been made, the termination of the related Trust Fund will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.



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

Book-Entry Registration and Definitive Certificates

     If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of the Offered Certificates of such series will be offered in book-entry format through the facilities of DTC, and each such class will be represented by one or more global Certificates registered in the name of DTC or its nominee.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants," which maintain accounts with DTC, include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Participants are on file with the Commission.

     Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each actual purchaser of a Book-Entry Certificate (a "Certificate Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interest in the Book-Entry Certificates are to be accomplished by entries made on the books of Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the Book-Entry Certificates, except in the event that use of the book-entry system for the Book-Entry Certificates of any series is discontinued as described below.

     DTC has no knowledge of the actual Certificate Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by Participants to Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such Participant (and not of DTC, the Depositor or any Trustee or Master Servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling and Servicing Agreement) of Book-Entry Certificates will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling and Servicing Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling and Servicing Agreement only indirectly through the Participants who in turn will exercise their rights through DTC. The Depositor is informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling


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

and Servicing Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the Trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as Certificateholders under the related Pooling and Servicing Agreement.

                      The Pooling And Servicing Agreements

General

     The Certificates of each series will be issued pursuant to a Pooling and Servicing Agreement. In general, the parties to a Pooling and Servicing Agreement will include the Depositor, the Trustee, the Master Servicer and, in some cases, a Special Servicer appointed as of the date of the Pooling and Servicing Agreement. However, a Pooling and Servicing Agreement that relates to a Trust Fund that includes MBS may include a Manager as a party, but may not include a Master Servicer or other servicer as a party. All parties to each Pooling and Servicing Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, an affiliate of the Depositor, or the Mortgage Asset Seller or an affiliate thereof, may perform the functions of servicer or master servicer (each, a "Master Servicer"), Special Servicer or Manager. Any party to a Pooling and Servicing Agreement or any affiliate thereof may own Certificates issued thereunder.

     A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling and Servicing Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling and Servicing Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling and Servicing Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling and Servicing Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. The Depositor will provide a copy of the Pooling and Servicing Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to it at its principal executive offices specified herein under "The Depositor".

Assignment of Mortgage Loans; Repurchases

     At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The

Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the original amortization term; and the original and outstanding principal balance.

     In addition, unless otherwise specified in the related Prospectus Supplement, the Depositor will, as to each Mortgage Loan to be included in a Trust Fund, deliver, or cause to be delivered, to the related Trustee (or to a custodian appointed by the Trustee as described below) the Mortgage Note endorsed, without recourse, either in blank or to the order of such Trustee (or its nominee), the Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office), an assignment of the Mortgage in blank or to the Trustee (or its nominee) in recordable form, together with any intervening assignments of the Mortgage with evidence of recording thereon (except for any such assignment not returned from the public recording office), and, if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related Pooling and Servicing Agreement. Such assignments may be blanket assignments covering Mortgages on Mortgaged Properties located in the same county, if permitted by law. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Depositor delivers, or causes to be delivered, to the related Trustee (or such custodian) a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. In addition, if the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling and Servicing Agreement because of a delay caused by the public recording office, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment as submitted for recording. The Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office. If the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling and Servicing Agreement because such Mortgage or assignment has been lost, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment with evidence of recording thereon. Unless otherwise specified in the related Prospectus Supplement, assignments of Mortgage to the Trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loan.

     The Trustee (or a custodian appointed by the Trustee) for a series of Certificates will be required to review the Mortgage Loan documents delivered to it within a specified period of days after receipt thereof, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders of such series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the Certificateholders of the related series, the Trustee (or such custodian) will be required to notify the Master Servicer and the Depositor, and one of such persons will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to repurchase the related Mortgage Loan from the Trustee at a price generally equal to the unpaid principal balance thereof, together with accrued but unpaid interest through a date on or about the date of purchase, or at such other price as will be specified in the related Prospectus Supplement (in any event, the "Purchase Price"). If so provided in the Prospectus Supplement for a series of Certificates, a Mortgage Asset Seller, in lieu of repurchasing a Mortgage Loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related

Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the Certificates of any series or to the related Trustee on their behalf for missing or defective Mortgage Asset documentation and neither the Depositor nor, unless it is the Mortgage Asset Seller, the Master Servicer will be obligated to purchase or replace a Mortgage Loan if a Mortgage Asset Seller defaults on its obligation to do so.

     The Trustee will be authorized at any time to appoint one or more custodians pursuant to a custodial agreement to hold title to the Mortgage Loans in any Trust Fund, and to maintain possession of and, if applicable, to review, the documents relating to such Mortgage Loans, in any case as the agent of the Trustee. The identity of any such custodian to be appointed on the date of initial issuance of the Certificates will be set forth in the related Prospectus Supplement. Any such custodian may be an affiliate of the Depositor or the Master Servicer.

Representations and Warranties; Repurchases

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign, or cause to be made or assigned, certain representations and warranties (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling and Servicing Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. It is expected that in most cases the Warranting Party will be the Mortgage Asset Seller; however, the Warranting Party may also be an affiliate of the Mortgage Asset Seller, the Depositor or an affiliate of the Depositor, the Master Servicer, a Special Servicer or another person acceptable to the Depositor. The Warranting Party, if other than the Mortgage Asset Seller, will be identified in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee at the applicable Purchase Price. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the Certificates of any series or to the related Trustee on their behalf for a breach of representation and warranty by a Warranting Party and neither the Depositor nor the Master Servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

     Representations and warranties may be made in respect of a Mortgage Loan as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. The date as of which the representations and warranties regarding the Mortgage Loans in any Trust Fund were made will be specified in the related Prospectus Supplement.

Collection and other Servicing Procedures

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer for any Mortgage Pool, directly or through Sub-Servicers, will be obligated under the related Pooling and Servicing Agreement to service and administer the Mortgage Loans in such Mortgage Pool for the benefit of the related Certificateholders, in accordance with applicable law and with the terms of such Pooling and Servicing Agreement, such Mortgage Loans and any instrument of Credit Support included in the related Trust Fund. Subject to the foregoing, the Master Servicer will have full power and authority to do any and all things in connection with such servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, a Master Servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans that it services and will be obligated to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to such Mortgage Loans and held for its own account, provided (i) such procedures are consistent with the terms of the related Pooling and Servicing Agreement, and (ii) do not impair recovery under any instrument of Credit Support included in the related Trust Fund. Consistent with the foregoing, the Master Servicer will be permitted, in its discretion, unless otherwise specified in the related Prospectus Supplement, to waive any Prepayment Premium, late payment charge or other charge in connection with any Mortgage Loan.

     Under a Pooling and Servicing Agreement, a Master Servicer or Special Servicer will be granted certain discretion to extend relief to Mortgagors whose payments become delinquent. Unless otherwise specified in the related Prospectus Supplement, if a material default occurs or a payment default is reasonably foreseeable with respect to a Mortgage Loan, the Master Servicer or Special Servicer will be permitted, subject to any specific limitations set forth in the related Pooling and Servicing Agreement and described in the related Prospectus Supplement, to modify, waive or amend any term of such Mortgage Loan, including deferring payments, extending the stated maturity date or otherwise adjusting the payment schedule, provided that such modification, waiver or amendment (i) is reasonably likely to produce a greater recovery with respect to such Mortgage Loan on a present value basis than would liquidation and (ii) will not adversely affect the coverage under any applicable instrument of Credit Support.

     A mortgagor's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related Mortgaged Property. In general, the related Master Servicer will be required to monitor any Mortgage Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the related Mortgaged Property and take such other actions as it deems necessary and appropriate. A significant period of time may elapse before the Master Servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the Master Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders of the related series may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a mortgagor files a bankruptcy petition, the Master Servicer may not be permitted to accelerate the maturity of the Mortgage Loan or to foreclose on the related Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans-Bankruptcy Laws."

     Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. The Master Servicer may approve such a request if it has determined, exercising its business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that such approval will not adversely affect the security for, or the timely and full collectability of, the related Mortgage Loan; provided, however, that the Master Servicer will not approve such a request if a REMIC election has been made and such request would not (in the opinion of independent counsel) result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Any fee collected by the Master Servicer for processing such request will be retained by the Master Servicer as additional servicing compensation.

     In the case of Mortgage Loans secured by junior liens on the related Mortgaged Properties, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be required to file (or cause to be filed) of record a request for notice of any action by a superior lienholder under the Senior Lien for the protection of the related Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. Unless otherwise specified in the related Prospectus Supplement, the Master


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

Servicer also will be required to notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the mortgagor or the Mortgaged Property by the superior lienholder. If the Master Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related Senior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, then, unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be required to take, on behalf of the related Trust Fund, whatever actions are necessary to protect the interests of the related Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be required to advance the necessary funds to cure the default or reinstate the Senior Lien, if such advance is in the best interests of the related Certificateholders and the Master Servicer determines such advances are recoverable out of payments on or proceeds of the related Mortgage Loan.

     The Master Servicer for any Trust Fund, directly or through Sub-Servicers, will also be required to perform as to the Mortgage Loans in such Trust Fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling and Servicing Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis; managing (or overseeing the management of) Mortgaged Properties acquired on behalf of such Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support."

Sub-Servicers

     A Master Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more third-party servicers (each, a "Sub-Servicer"); provided that, unless otherwise specified in the related Prospectus Supplement, such Master Servicer will remain obligated under the related Pooling and Servicing Agreement. A Sub-Servicer for any series of Certificates may be an affiliate of the Depositor or Master Servicer. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") will provide for servicing of the applicable Mortgage Loans consistent with the related Pooling and Servicing Agreement. A Master Servicer will be required to monitor the performance of Sub-Servicers retained by it and will have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

     Unless otherwise provided in the related Prospectus Supplement, a Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Pooling and Servicing Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer that retained it for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under a Pooling and Servicing Agreement. See "-Certificate Account" and "-Servicing Compensation and Payment of Expenses."

Special Servicers

     To the extent so specified in the related Prospectus Supplement, one or more Special Servicers may be a party to the related Pooling and Servicing Agreement or may be appointed by the Master Servicer or another specified party. A Special Servicer for any series of Certificates may be an affiliate of the Depositor or the Master Servicer and may hold, or be affiliated with the holder of, Subordinate Certificates of such series. A Special Servicer may be entitled to any of the rights, and subject to any of the obligations, described herein in respect of a Master Servicer. In general, a Special Servicer's duties will relate to defaulted Mortgage Loans, including instituting foreclosures and negotiating work-outs. The related Prospectus Supplement will describe the rights, obligations and compensation of any Special Servicer for a particular series of Certificates. The Master Servicer will be liable for the performance of a Special Servicer only if, and to the extent, set forth in the related Prospectus Supplement. In certain cases the Master Servicer may be appointed the Special Servicer.



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

Certificate Account

     General. The Master Servicer, the Trustee and/or a Special Servicer will, as to each Trust Fund that includes Mortgage Loans, establish and maintain or cause to be established and maintained the corresponding Certificate Account, which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a non-interest-bearing account and the funds held therein may be invested pending each succeeding Distribution Date in United States government securities and other obligations that are acceptable to each Rating Agency that has rated any one or more classes of Certificates of the related series ("Permitted Investments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related Master Servicer, Trustee or Special Servicer (if any) as additional compensation. A Certificate Account may be maintained with the related Master Servicer, Special Servicer or Mortgage Asset Seller or with a depository institution that is an affiliate of any of the foregoing or of the Depositor, provided that it complies with applicable Rating Agency standards. If permitted by the applicable Rating Agency or Agencies, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or Special Servicer (if any) or serviced by either on behalf of others.

     Deposits. Unless otherwise provided in the related Pooling and Servicing Agreement and described in the related Prospectus Supplement, the following payments and collections received or made by the Master Servicer, the Trustee or any Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date) are to be deposited in the Certificate Account for each Trust Fund that includes Mortgage Loans, within a certain period following receipt (in the case of collections on or in respect of the Mortgage Loans) or otherwise as provided in the related Pooling and Servicing Agreement:

          (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer or any Special Servicer as its servicing compensation or as compensation to the Trustee;

          (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan (other than proceeds applied to the restoration of the property or released to the related borrower) (collectively, "Insurance Proceeds"), all proceeds received in connection with the condemnation or other governmental taking of all or any portion of a Mortgaged Property (other than proceeds applied to the restoration of the property or released to the related borrower) (collectively, "Condemnation Proceeds"), and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise (such amounts, together with those amounts listed in clause (vii) below, "Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

          (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates;

          (v) any advances made with respect to delinquent scheduled payments of principal and interest on the Mortgage Loans;

          (vi) any amounts paid under any Cash Flow Agreement;

          (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "-Assignment of Mortgage Loans; Repurchases" and "-Representations and Warranties; Repurchases," all proceeds of the purchase of any defaulted Mortgage Loan as described under "-Realization Upon Defaulted Mortgage Loans," and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates-Termination; Retirement of Certificates";

          (viii) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or a Special Servicer and is not otherwise retained by the Depositor or another specified person, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations with respect to the Mortgage Loans;

          (ix) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "-Hazard Insurance Policies";

          (x) any amount required to be deposited by the Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

          (xi) any other amounts required to be deposited in the Certificate Account as provided in the related Pooling and Servicing Agreement and described in the related Prospectus Supplement.

     Withdrawals. Unless otherwise provided in the related Pooling and Servicing Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund that includes Mortgage Loans for any of the following purposes:

          (i) to make distributions to the Certificateholders on each Distribution Date;

          (ii) to pay the Master Servicer or a Special Servicer any servicing fees not previously retained thereby, such payment to be made out of payments and other collections of interest on the particular Mortgage Loans as to which such fees were earned;

          (iii) to reimburse the Master Servicer, a Special Servicer or any other specified person for unreimbursed advances of delinquent scheduled payments of principal and interest made by it, and certain unreimbursed servicing expenses incurred by it, with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent late payments collected on the particular Mortgage Loans, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such advances were made or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties, or if in the judgment of the Master Servicer, the Special Servicer or such other person, as applicable, such advances and/or expenses will not be recoverable from such amounts, such reimbursement to be made from amounts collected on other Mortgage Loans in the same Trust Fund or, if and to the extent so provided by the related Pooling and Servicing Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

          (iv) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, a Special Servicer or any other specified person interest accrued on the advances and servicing expenses described in clause (iii) above incurred by it while such remain outstanding and unreimbursed;

          (v) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "-Realization Upon Defaulted Mortgage Loans";

          (vi) to reimburse the Master Servicer, the Depositor, the Trustee, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "-Certain Matters Regarding the Master Servicer and the Depositor" and "-Certain Matters Regarding the Trustee";

          (vii) if and to the extent described in the related Prospectus Supplement, to pay the fees of the Trustee and any provider of Credit Support;

          (viii) if and to the extent described in the related Prospectus Supplement, to reimburse prior draws on any form of Credit Support;

          (ix) to pay the Master Servicer, a Special Servicer or the Trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

          (x) to pay any servicing expenses not otherwise required to be advanced by the Master Servicer, a Special Servicer or any other specified person;

          (xi) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax
     Consequences-REMICs-Prohibited Transactions Tax and Other Taxes";

          (xii) to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling and Servicing Agreement for the benefit of Certificateholders;

          (xiii) to make any other withdrawals permitted by the related Pooling and Servicing Agreement and described in the related Prospectus Supplement; and

          (xiv) to clear and terminate the Certificate Account upon the termination of the Trust Fund.

Realization Upon Defaulted Mortgage Loans

     If a default on a Mortgage Loan has occurred or, in the Master Servicer's judgment, a payment default is imminent, the Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not, however, acquire title to any Mortgaged Property, have a receiver of rents appointed with respect to any Mortgaged Property or take any other action with respect to any Mortgaged Property that would cause the Trustee, for the benefit of the related series of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Master Servicer has previously received a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund) and either:

          (i) such report indicates that (a) the Mortgaged Property is in compliance with applicable environmental laws and regulations and (b) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

          (ii) the Master Servicer, based solely (as to environmental matters and related costs) on the information set forth in such report, determines that taking such actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and/or taking the actions contemplated by clause (i)(b) above, is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage Loans-Environmental Considerations."

     A Pooling and Servicing Agreement may grant to the Master Servicer, a Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of Certificates a right of first refusal to purchase from the Trust Fund, at a predetermined purchase price (which, if insufficient to fully fund the entitlements of Certificateholders to principal and interest thereon, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Mortgage Loan if and when the Master Servicer determines, consistent with its normal servicing procedures, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related Mortgaged Property. In the absence of any such sale, the Master Servicer will generally be required to proceed against the related Mortgaged Property, subject to the discussion below.

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within three full years after the taxable year of acquisition, unless (i) the Internal Revenue Service (the "IRS") grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund for longer than such period will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing and any other tax-related limitations, the Master Servicer will generally be required to attempt to sell any Mortgaged Property so acquired on the same terms and conditions it would if it were the owner. Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Master Servicer will also be required to ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the Trust Fund of any income from non-permitted assets as described in Code Section 860F(a)(2)(B), and that the Trust Fund does not derive any "net income from foreclosure property" within the meaning of Code Section 860G(c)(2), with respect to such property. If the Trust Fund acquires title to any Mortgaged Property, the Master Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Master Servicer of its obligation to manage such Mortgaged Property as required under the related Pooling and Servicing Agreement.

     If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Master Servicer in connection with such Mortgage Loan, then, to the extent that such shortfall is not covered by any instrument or fund constituting Credit Support, the Trust Fund will realize a loss in the amount of such shortfall. The Master Servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan. In addition, if and to the extent set forth in the related Prospectus Supplement, amounts otherwise distributable on the Certificates may be further reduced by interest payable to the Master Servicer on such servicing expenses and advances.

     If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, the Master Servicer will not be required to expend its own funds to effect such restoration unless (and to the extent not otherwise provided in the related Prospectus Supplement) it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and/or amounts drawn on any instrument or fund constituting Credit Support.

Hazard Insurance Policies

     Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will require the Master Servicer to use reasonable efforts to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the Master Servicer's normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the related Mortgaged Property. The ability of a Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling and Servicing Agreement may provide that the Master Servicer may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on all of the Mortgage Loans in a Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all additional sums that would have been deposited therein under an individual policy but were not because of such deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin and domestic animals. Accordingly, a Mortgaged Property may not be insured for losses arising from any such cause unless the related Mortgage specifically requires, or permits the holder thereof to require, such coverage.

     The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Master Servicer's normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans-Due-on-Sale and Due-on-Encumbrance."

Servicing Compensation and Payment of Expenses

     Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund. Because such compensation is generally based on a percentage of the principal balance of each such Mortgage Loan outstanding from time to time, it will decrease in accordance with the amortization of the Mortgage Loans. If and to the extent described in the related Prospectus Supplement, a Master Servicer's compensation may also include: (i) an additional specified portion of the interest payments on each defaulted Mortgage Loan serviced by the Master Servicer; (ii) subject to any specified limitations, a fixed percentage of some or all of the collections and proceeds received with respect to any defaulted Mortgage Loan as to which it negotiated a work-out or that it liquidated; and (iii) any other amounts specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may retain, as additional compensation, all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the Certificate Account. Any Sub-Servicer will receive a portion of the Master Servicer's compensation as its sub-servicing compensation.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants, payment of fees and disbursements of the Trustee and any custodians appointed thereby and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, and the fees of any Special Servicer, may be required to be borne by the Trust Fund.

Evidence as to Compliance

     Each Pooling and Servicing Agreement will provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, a firm of independent public accountants will furnish a statement to the related Trustee to the effect that, on the basis of an examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of commercial and multifamily mortgage loans or the Audit Program for Mortgages serviced for FHLMC, the servicing of mortgage loans under agreements (including the related Pooling and Servicing Agreement) substantially similar to each other was conducted in compliance with such agreements except for such significant exceptions or errors in records that, in the opinion of the firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report. In rendering its statement such firm may rely, as to the matters relating to the direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of firms of independent public accountants with respect to those Subservicers which also have been the subject of such an examination.

     Each Pooling and Servicing Agreement will also provide that, on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there is to be delivered to the related Trustee an annual statement signed by one or more officers of the Master Servicer to the effect that, to the best knowledge of each such officer, the Master Servicer has fulfilled in all material respects its obligations under the Pooling and Servicing Agreement throughout the preceding year or, if there has been a material default in the fulfillment of any such obligation, such statement shall specify each such known default and the nature and status thereof. Such statement may be provided as a single form making the required statements as to more than one Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, copies of the annual accountants' statement and the annual statement of officers of a Master Servicer may be obtained by Certificateholders upon written request to the Trustee.

Certain Matters Regarding the Master Servicer and the Depositor

     The entity servicing as Master Servicer under a Pooling and Servicing Agreement may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. Unless otherwise specified in the related Prospectus Supplement, the Pooling and Servicing Agreement for a series of Certificates will provide that the Master Servicer may not resign from its obligations and duties thereunder except upon a determination that performance of such duties is no longer permissible under applicable law or except in connection with a permitted transfer of servicing. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will also provide that, except as set forth below, neither the Master Servicer, the Depositor, nor any director, officer, employee or agent of the Master Servicer or the Depositor will be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Depositor, nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will further provide that the Master Servicer, the Depositor, and any director, officer, employee or agent of the Master Servicer or the Depositor is entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the related series of Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Pooling and Servicing Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Pooling and Servicing Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective duties under the Pooling and Servicing Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Certificateholders.

     Any person into which the Master Servicer may be merged or consolidated, any person resulting from any merger or consolidation to which the Master Servicer is a party or any person succeeding to the business of the Master Servicer will be the successor of the Master Servicer under the Pooling and Servicing Agreement, provided that, unless otherwise specified in the related Prospectus Supplement, (i) such person is qualified to service mortgage loans on behalf of FNMA or FHLMC and (ii) such merger, consolidation or succession does not adversely affect the then-current ratings of the classes of Certificates of the related series that have been rated. In addition, notwithstanding the prohibition on its resignation, the Master Servicer may assign its rights under a Pooling and Servicing Agreement to any person to whom the Master Servicer is transferring a substantial portion of its mortgage servicing portfolio, provided clauses (i) and (ii) above are satisfied. In the case of any such assignment, the Master Servicer will be released from its obligations under such Pooling and Servicing Agreement, other than liabilities and obligations incurred by it prior to the time of such assignment.

Events of Default

     Events of Default under the Pooling and Servicing Agreement in respect of a series of Certificates, unless otherwise specified in the Prospectus Supplement, will include, without limitation, (i) any failure by the Master


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

Servicer to make a required deposit to the Certificate Account or, if the Master Servicer is so required, to distribute to the holders of any class of Certificates of such series any required payment which continues unremedied for 5 days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates of such class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement with respect to such series of Certificates which continues unremedied for 30 days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of any class of Certificates of such series evidencing not less than 25% of the aggregate Percentage Interests constituting such class; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Master Servicer and certain actions by the Master Servicer indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or to make them more restrictive) will be specified in the related Prospectus Supplement. A default pursuant to the terms of any MBS included in any Trust Fund will not constitute an Event of Default under the related Pooling and Servicing Agreement.

Rights Upon Event of Default

     So long as an Event of Default remains unremedied, either the Depositor or the Trustee may, and at the direction of the holders of Certificates evidencing not less than 51% of the aggregate undivided interests (or, if so specified in the related Prospectus Supplement, voting rights) in the related Trust Fund the Trustee shall, by written notification to the Master Servicer and to the Depositor or the Trustee, as applicable, terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement covering such Trust Fund and in and to the related Mortgage Loans and the proceeds thereof (other than any rights of the Master Servicer as Certificateholder and other than any rights of the Master Servicer to payment and/or reimbursement for previously earned servicing fees and outstanding advances), whereupon the Trustee or, upon notice to the Depositor and with the Depositor's consent, its designee will succeed to all responsibilities, duties and liabilities of the Master Servicer under such Pooling and Servicing Agreement (other than the obligation to purchase Mortgage Loans under certain circumstances) and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Master Servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of, a FNMA-or FHLMC-approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the Pooling and Servicing Agreement (unless otherwise set forth in the Pooling and Servicing Agreement). Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial Master Servicer under the Pooling and Servicing Agreement.

     No Certificateholder will have any right under a Pooling and Servicing Agreement to institute any proceeding with respect to such Pooling and Servicing Agreement unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Servicing Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling and Servicing Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

     Each Pooling and Servicing Agreement may be amended by the parties thereto, without the consent of any of the holders of Certificates covered by such Pooling and Servicing Agreement, (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error, (iii) to change the timing and/or nature of deposits in the Certificate Account, provided that (A) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (B) such change would not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency, (iv) if a REMIC election has been made with respect to the related Trust Fund, to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Fund, provided that the Trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any holder of Certificates covered by the Pooling and Servicing Agreement, or (C) to restrict the transfer of the REMIC Residual Certificates, provided that the Depositor has determined that the then-current ratings of the classes of the Certificates that have been rated will not be adversely affected, as evidenced by a letter from each applicable Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-Permitted Transferee, (v) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

     Unless otherwise specified in the Prospectus Supplement, the Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66% of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of Certificates covered by such Pooling and Servicing Agreement, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any class the holders of which are required to consent to any such amendment without the consent of the holders of all Certificates of such class covered by such Pooling and Servicing Agreement then outstanding.

     Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Fund, the Trustee will not be required to consent to any amendment to a Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or cause such Trust Fund to fail to qualify as a REMIC.

The Trustee

     The trustee under each Pooling and Servicing Agreement (each, a "Trustee") will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates.

Duties of the Trustee

     The Trustee for each series of Certificates will make no representation as to the validity or sufficiency of the related Pooling and Servicing Agreement, the Certificates or any underlying Mortgage Asset or related document and will not be accountable for the use or application by or on behalf of any Master Servicer or Special Servicer of any funds paid to the Master Servicer or Special Servicer in respect of the Certificates or the underlying Mortgage Assets. If no Event of Default has occurred and is continuing, the Trustee for each series of Certificates will be required to perform only those duties specifically required under the related Pooling and Servicing Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling and Servicing Agreement, a Trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.

Certain Matters Regarding the Trustee

     As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling and Servicing Agreement; provided, however, that such indemnification will not extend to any loss liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to execute any of its trusts or powers under the related Pooling and Servicing Agreement or perform any of this duties thereunder either directly or by or through agents or attorneys.

Resignation and Removal of the Trustee

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing not less than 51% of the aggregate undivided interests (or, if so specified in the related Prospectus Supplement, voting rights) in the related Trust Fund. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

                          Description of Credit Support

General

     Credit Support may be provided with respect to one or more classes of the Certificates of any series, or with respect to the related Mortgage Assets. Credit Support may be in the form of a letter of credit, the subordination of one or more classes of Certificates, the use of a pool insurance policy or guarantee insurance, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If and to the extent so provided in the related Prospectus Supplement, any of the foregoing forms of Credit Support may provide credit enhancement for more than one series of Certificates.

     Unless otherwise provided in the related Prospectus Supplement for a series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling and Servicing Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are of a type not covered by such Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers the Offered Certificates of more than one series and losses on the related Mortgage Assets exceed the amount of such Credit Support, it is possible that the holders of Offered Certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of Offered Certificates of one (or more) other such series.

     If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor, if any, under any instrument of Credit Support. See "Risk Factors-Credit Support Is Limited."

Subordinate Certificates

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in entitlement to certain distributions on the Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of classes that are senior (collectively, "Senior Certificates") in entitlement. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the method and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.

     If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

Insurance or Guarantees with Respect to Mortgage Loans

     If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. The related Prospectus Supplement will describe the nature of such default risks and the extent of such coverage.

Letter of Credit

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or other financial institution specified in such Prospectus Supplement (the "Letter of Credit Bank"). Under a letter of credit, the Letter of Credit Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the Letter of Credit Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund.

Certificate Insurance and Surety Bonds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest or distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. The related Prospectus Supplement will describe any limitations on the draws that may be made under any such instrument.

Reserve Funds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of certain collections received on the related Mortgage Assets.

     Amounts on deposit in any reserve fund for a series will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

Credit Support with Respect to MBS

     If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.

                     Certain Legal Aspects of Mortgage Loans

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds-Mortgage Loans." For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.

General

     Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

Types of Mortgage Instruments

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. In certain cases, Mortgage Loans secured by hotels or motels may be included in a Trust Fund even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. Even if the lender's security interest in room rates is perfected under applicable non-bankruptcy law, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default. In the bankruptcy setting, however, the lender will be stayed from enforcing its rights to collect room rates, but those room rates (in light of certain revisions to the Bankruptcy Code which are effective for all bankruptcy cases commenced on or after October 22, 1994) constitute "cash collateral" and therefore cannot be used by the bankruptcy debtor without a hearing or lender's consent and unless the lender's interest in the room rates is given adequate protection (e.g., cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief). See "-Bankruptcy Laws."

Personalty

     In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection. In certain cases, Mortgage Loans secured in part by personal property may be included in a Trust Fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse.

Foreclosure

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable and Other Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a nonmonetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate mortgage loans after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Non-Judicial Foreclosure/Power of Sale. In states permitting non-judicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Therefore, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law and under the terms of the Mortgage Loan documents. (The Mortgage Loans, however, are generally expected to be non-recourse. See "Risk Factors-Investment in Commercial and Multifamily Mortgage Loans Is Subject to Certain Risks".) Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the


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borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Considerations. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease. Certain Mortgage Loans, however, may be secured by ground leases which do not contain these provisions.

     Cross-Collateralization. Certain of the Mortgage Loans may be secured by more than one mortgage covering properties located in more than one state. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under a cross-collateralized Mortgage Loan to foreclose on the related mortgages in a particular order rather than simultaneously in order to ensure that the lien of the mortgages is not impaired or released.

Bankruptcy Laws

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.



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

     Federal bankruptcy law may also have the effect of interfering with or affecting the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under the Bankruptcy Code, a lender may be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. Recent amendments to the Bankruptcy code, however, may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of "cash collateral" as noted previously in the section entitled "-Leases and Rents," the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of certain states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy case relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

Environmental Considerations

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien."

     CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator," however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest." This is the so called "secured creditor exemption."

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property


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

of the borrower. The Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Certain Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all of those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act ("RCRA").

     In addition, the definition of "hazardous substances" under CERCLA specifically excludes petroleum products. Subtitle I of RCRA governs underground petroleum storage tanks. Under the Act the protections accorded to lenders under CERCLA are also accorded to the holders of security interests in underground storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders.

     To reduce the likelihood of such a loss, unless otherwise specified in the related Prospectus Supplement, the Pooling and Servicing Agreement will provide that the Master Servicer, acting on behalf of the Trustee, may not acquire title to a Mortgaged Property or take over its operation unless the Master Servicer, based solely (as to environmental matters) on a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "The Pooling and Servicing Agreements-Realization Upon Defaulted Mortgage Loans."

     If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.



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     Environmental Site Assessments. In most cases, an environmental site assessment of each Mortgaged Property will have been performed in connection with the origination of the related Mortgage Loan or at some time prior to the issuance of the related Certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

Due-on-Sale and Due-on-Encumbrance

     Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. Accordingly, a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, without regard to the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.

Subordinate Financing

     The terms of certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans, or such restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.



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

     No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a Master Servicer or Special Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of a Master Servicer or Special Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.

                     Certain Federal Income Tax Consequences

General

     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates. The following summary is based on the Code as well as Treasury regulations and administrative and judicial rulings and practice. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth herein. This summary does not purport to address all federal income tax matters that may be relevant to particular holders. For example, it generally is addressed only to original purchasers of the Certificates that are United States investors, deals only with Certificates held as capital assets within the meaning of Section 1221 of the Code, and does not address tax consequences to holders that may be relevant to investors subject to special rules, such as non-U.S. investors, banks, insurance companies, tax-exempt organizations, electing large partnerships, dealers in securities or currencies, mutual funds, REITs, S corporations, estates and trusts, investors that hold the Certificates as part of a hedge, straddle, integrated or conversion transaction, or holders whose "functional currency" is not the United States dollar. Further, it does not address alternative minimum tax consequences or the indirect effects on the holders of equity interests in an entity that is a beneficial owner of the Certificates. Further, this discussion does not address the state or local tax consequences of the purchase, ownership and disposition of such Certificates. Investors should consult their tax advisers in determining the federal, state, local, or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder. See "State and Other Tax Consequences."

     The following discussion addresses certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, that the Master Servicer or the Trustee will elect to have treated as a "real estate mortgage investment conduit" (a "REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. If a REMIC election will not be made for a Trust Fund, the federal income tax consequences

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

of the purchase, ownership and disposition of the related Certificates will be set forth in the related Prospectus Supplement. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

     The following discussion is limited in applicability to Offered Certificates. Moreover, this discussion applies only to the extent that Mortgage Assets held by a Trust Fund consist solely of Mortgage Loans. To the extent that other Mortgage Assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a Trust Fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related Prospectus Supplement. In addition, if Cash Flow Agreements, other than guaranteed investment contracts, are included in a Trust Fund, the tax consequences associated with such Cash Flow Agreements also will be disclosed in the related Prospectus Supplement. See "Description of the Trust Funds-Cash Flow Agreements."

     Furthermore, the following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICs

     Classification of REMICs. Upon the issuance of each series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in that REMIC within the meaning of the REMIC Provisions.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be inadvertently terminated.

     Tiered REMIC Structures. For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

Taxation of Owners of REMIC Regular Certificates

     General. Except as otherwise stated in this discussion, the Certificates of each Series that constitute "regular interests" in a REMIC ("REMIC Regular Certificates") will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.



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

     Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." "Qualified stated interest" is interest that is unconditionally payable at least annually at a single fixed rate, or at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the IRS.

     Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period", some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

     In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and

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

that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption and (ii) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue

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

price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

     Market Discount. A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "-Taxation of Owners of REMIC Regular Certificates-Premium" below. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.



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     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" above. The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

     Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

Taxation of Owners of REMIC Residual Certificates

     General. The Certificates of each Series that constitute the "residual interests" in a REMIC ("REMIC Residual Certificates") will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "-Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions," residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return.

     Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt losses with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount." The issue price of a REMIC Certificate received in exchange for an interest


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in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master Servicer or the Trustee may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant yield basis. See "-Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

     A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Mortgage Loan.

     A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount."

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "-Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of
Section 67 of the Code. See "-Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.



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     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC
Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as non-taxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the REMIC. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "-Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder see "-Taxation of Owners of REMIC Residual Certificates-General" above.

     Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will be subject to federal income tax in all events.

     In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the "adjusted issue price" of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS. Although it has not done so, the Treasury has authority to issue


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regulations that would treat the entire amount of income accruing on a REMIC
Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value."

     For REMIC Residual Certificateholders, excess inclusions (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "-Foreign Investors in REMIC Certificates" below. Furthermore, for purposes of the alternative minimum tax, (i) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and (ii) alternative minimum taxable income may not be less than the taxpayer's excess inclusions. The latter rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the tentative minimum tax on excess inclusions.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "-Foreign Investors in REMIC Certificates-REMIC Residual Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

     Mark-to-Market Rules. On December 23, 1996, the IRS released final regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers.


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This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that, for purposes of this mark-to-market requirement, a REMIC Residual Certificate is not treated as a security and thus may not be marked to market.

     Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

     Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "-Taxation of Owners of REMIC Residual Certificates-Basis Rules, Net Losses and Distributions." Except as provided in the following four paragraphs, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular


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Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "-Taxation of Owners of REMIC Regular Certificates-Market Discount" and "-Premium."

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling and Servicing Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer, Special Servicer, Manager or Trustee in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Pooling and Servicing Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a Master Servicer, Special Servicer, Manager or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to

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

corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in each Pooling and Servicing Agreement, and will be discussed in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

     For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

     Termination. A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Trustee or the Master Servicer, which generally will hold at least a nominal amount of REMIC Residual Certificates, will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

     As the tax matters person, the Trustee or the Master Servicer, as the case may be, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the


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Trustee or the Master Servicer, as the case may be, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount."

     Unless otherwise specified in the related Prospectus Supplement, the responsibility for complying with the foregoing reporting rules will be borne by either the Trustee or the Master Servicer.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder that is not a "United States Person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States Person and providing the name and address of such Certificateholder). For these purposes, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater

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

interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Pooling and Servicing Agreement.

Grantor Trust Funds

     Classification of Grantor Trust Funds. With respect to each series of Grantor Trust Certificates, counsel to the Depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. Accordingly, each holder of a Grantor Trust Certificate generally will be treated as the owner of an interest in the Mortgage Loans included in the Grantor Trust Fund.

     For purposes of the following discussion, a Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Certificate." A Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Fund (net of normal administration fees) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to such Grantor Trust Fund will be referred to as a "Grantor Trust Strip Certificate." A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either
Section 67 or Section 68 of the Code may be substantial. Further, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and


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

Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

     The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (i) a class of Grantor Trust Strip Certificates is issued as part of the same series of Certificates or
(ii) the Depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a Mortgage Asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. For purposes of determining what constitutes reasonable servicing fees for various types of mortgages the IRS has established certain "safe harbors." The servicing fees paid with respect to the Mortgage Loans for certain series of Grantor Trust Certificates may be higher than the "safe harbors" and, accordingly, may not constitute reasonable servicing compensation. The related Prospectus Supplement will include information regarding servicing fees paid to a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates necessary to determine whether the preceding "safe harbor" rules apply.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

     The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser of the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest", if any, as well as such Certificate's share of reasonable servicing fees and other expenses. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest". In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "-Sales of Grantor Trust Certificates" below) and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed as the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any ownership interest in the Mortgage Loans retained by the Depositor, a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

     Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.



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

     In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

     If a prepayment assumption is not used, then when a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount." It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such prepayment assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

     Under Treasury regulation Section 1.1286-1(b), certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans, the related Prospectus Supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" and "-Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply, even if the stripped bond rules do not apply, to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

     The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and their issue price. For a definition of "stated redemption price," see "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial "teaser," or below-market interest rate. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above.

     In the case of Mortgage Loans bearing adjustable or variable interest rates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Mortgage Loans by the Trustee or Master Servicer, as applicable, in preparing information returns to the Certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a Mortgage Loan will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. However, Section 1272(a)(6) of the Code may require that a prepayment assumption be made in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related Prospectus Supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to Mortgage Loans in such series.

     A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans held in the related Trust Fund will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans held in the related Trust Fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such Mortgage Loans. The adjusted issue price of a Mortgage Loan on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Mortgage Loan at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of a Mortgage Loan at the beginning of any accrual period will equal the issue price of such Mortgage Loan, increased by the aggregate amount of original issue discount with respect to such Mortgage Loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loan in prior accrual periods of amounts included in its stated redemption price.

     Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "-Grantor Trust Reporting" below.

     Market Discount. If the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a Mortgage Loan is considered to have been purchased at a "market discount," that is, in the case of a Mortgage Loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a Mortgage Loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loan, to the payment of stated redemption price on such Mortgage Loan that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in "-Taxation of Owners of REMIC Regular Interests-Market Discount" above.

     Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the holder's option: (i) on the basis of a constant yield method, (ii) in the case of a Mortgage Loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loan as of the beginning of the accrual period, or
(iii) in the case of a Mortgage Loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loan purchased at a discount in the secondary market.

     Because the Mortgage Loans will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

     Market discount with respect to Mortgage Loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described in "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above within the exception that it is less likely that a prepayment assumption will be used for purposes of such rules with respect to the Mortgage Loans.

     Further, under the rules described in "-REMICs-Taxation of Owners of REMIC Regular Certificates-Market Discount," any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues.

     Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to Mortgage Loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to Mortgage Loans originated before September 28, 1985 or to Mortgage Loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the Mortgage Loan and be allowed as a deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

     It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loan. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount." It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption and the actual rate of prepayments.

     Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply," no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

     The OID Regulations do not apply to "stripped coupons," although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "-Possible Application of Proposed Contingent Payment Rules" below and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply" above.

     As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

     The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

     It is unclear under what circumstances, if any, the prepayment of a Mortgage Loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Loans, or if the Prepayment Assumption is not used, then when a Mortgage Loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Loan.

     Possible Application of Proposed Contingent Payment Rules. The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments. Treasury regulations were promulgated on June 11, 1996 regarding contingent payment debt instruments, but it appears that the Grantor Trust Strip Certificates, due to their similarity to other mortgage-backed securities (such as REMIC regular interests) that are expressly exempted from the application of such proposed regulations, may be excepted from such proposed regulations. Like the OID Regulations, such proposed regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

     If the contingent payment rules under the proposed regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply the "noncontingent bond method." Under the "noncontingent bond method," the issuer of a Grantor Trust Strip Certificate determines a projected payment schedule on which interest will accrue. Holders of Grantor Trust Strip Certificates are bound by the issuer's projected payment schedule. The projected payment schedule consists of all noncontingent payments and a projected amount for each contingent payment based on the "comparable yield" (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment is determined so that the payment schedule reflects the "comparable yield." The projected amount of each payment must reasonably reflect the relative expected values of the payments to be received by the holders of a Grantor Trust Strip Certificate in the manner prescribed by the regulations. The "comparable yield" referred to above is generally the yield at which the issuer would issue a fixed rate debt instrument with terms and conditions similar to those of the Grantor Trust Strip Certificates, including the level of subordination, term, timing of payments and general market conditions. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield.

     Assuming that a prepayment assumption were used, if the proposed regulations or their principles were applied to Grantor Trust Strip Certificates, the amount of income reported with respect thereto would be substantially similar to that described under "Taxation of Owners of Grantor Trust Strip Certificates."

     Certificateholders should consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

     Sales of Grantor Trust Certificates. Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust Certificate. The Code as of the date of this Prospectus provides a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, the Trustee or Master Servicer, as applicable, will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust Certificate who was such a holder at any time during such year, information regarding the amount of servicing compensation received by the Master Servicer, the Special Servicer or any Sub-Servicer, and such other customary factual information as the Depositor or the reporting party deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's or Master Servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports.

     Backup Withholding. In general, the rules described in "-REMICs-Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

     Foreign Investors. In general, the discussion with respect to REMIC Regular Certificates in "-REMICs-Foreign Investors in REMIC Certificates" applies to Grantor Trust Certificates except that Grantor Trust Certificates will, unless otherwise disclosed in the related Prospectus Supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in such discussion, only to the extent the related Mortgage Loans were originated after July 18, 1984.

     To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.

                        State and Other Tax Consequences

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the income tax laws of any state or other jurisdiction. Therefore, potential investors should consult their tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                              ERISA Considerations

General

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts (and, as applicable, insurance company general accounts) in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and/or Section 4975 of the Code ("Plans") and on persons who are fiduciaries with respect to such Plans in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Unless an exemption is available, a Plan's purchase or holding of a Certificate may constitute or result in a prohibited transaction if any of the Depositor, the Trustee, the Master Servicer, the Manager, the Special Servicer or a Sub-Servicer is a Party in Interest with respect to that Plan. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code or a penalty imposed pursuant to Section 502(i) of ERISA, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in
Section 406 of ERISA and Section 4975 of the Code.

Plan Asset Regulations

     A Plan's investment in Offered Certificates may cause the underlying Mortgage Loans, MBS and other assets included in a related Trust Fund to be deemed assets of such Plan. A regulation of the United States Department of Labor ("DOL") at 29 C.F.R. Section 2510.3-101 provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans and certain employee benefit plans not subject to ERISA) is not "significant," both as defined therein. Equity participation in a Trust Fund will be significant on any date if immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Mortgage Loans, MBS and other assets included in a Trust Fund constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as the Master Servicer, the Special Servicer, any Sub-Servicer, the Manager, the Trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the investing Plan. In addition, if the Mortgage Loans, MBS and other assets included in a Trust Fund constitute Plan assets, the purchase of Certificates by, on behalf of or with assets of a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA or the Code.

Prohibited Transaction Exemption

     On March 29, 1994, the DOL issued an individual exemption (as amended, the "Exemption"), to certain of the Depositor's affiliates, which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates issued by a trust as to which
(i) the Depositor is the sponsor if any entity which has received from the DOL an individual prohibited transaction exemption which is similar to the Exemption is the sole underwriter, or manager or co-manager of the underwriting syndicate or a seller or placement agent, or (ii) the Depositor or an affiliate is the Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations," the term "Underwriter" shall include (a) the Depositor and certain of its affiliates, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Depositor and certain of its affiliates, (c) any member of the underwriting syndicate or selling group


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

of which a person described in (a) or (b) is a manager or co-manager with respect to a class of Certificates, or (d) any entity which has received an exemption from the DOL relating to Certificates which is similar to the Exemption.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Offered Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Offered Certificates by or with assets of a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Offered Certificates evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Certificates of the same trust. Third, the Offered Certificates at the time of acquisition by or with assets of a Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group" which consists of any Underwriter, the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any obligor under any credit enhancement mechanism, any Manager and any mortgagor with respect to the assets constituting the related Trust Fund (all such assets, with respect to the Certificates of any series, the "Trust Assets") constituting more than 5% of the aggregate unamortized principal balance of the Trust Assets in the related Trust Fund as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Trust Assets to the related Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, any Special Servicer, any Sub-Servicer and any Manager must represent not more than reasonable compensation for such person's services under the related Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the Exemption states that the investing Plan or Plan asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     The Exemption also requires that each Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of one of the rating agencies specified above for at least one year prior to the acquisition of Certificates by or with assets of a Plan; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any acquisition of Certificates by or with assets of a Plan.

     It is not clear whether certain Certificates that may be offered hereunder would constitute "certificates" for purposes of the Exemption, including but not limited to, (i) Certificates evidencing an interest in certificates insured or guaranteed by FAMC, (ii) Certificates evidencing an interest in Mortgage Loans secured by liens on real estate projects under construction, (iii) Certificates evidencing an interest in a Trust Fund including equity participations, (iv) Certificates evidencing an interest in a Trust Fund including Cash Flow Agreements, or (v) subordinated Classes of Certificates (collectively, "Non-Exempt Certificates"). In promulgating the Exemption, the DOL did not have under consideration interests in pools of the exact nature described in this paragraph and accordingly, unless otherwise provided in the related Prospectus Supplement, Plans and persons investing assets of Plans should not purchase Non-Exempt Certificates based solely upon the Exemption.

     A fiduciary or other investor of Plan assets contemplating purchasing an Offered Certificate must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407 of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Offered Certificates by or with assets of a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA for the acquisition or holding of an Offered Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to assets of such Excluded Plan. For purposes of the Certificates, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.



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

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with
(1) the direct or indirect sale, exchange or transfer of Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan assets in the Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Trust Assets or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Certificates by or with assets of a Plan and (3) the holding of Certificates by or with assets of a Plan.

     Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407 of ERISA, and the taxes imposed by Sections 4975(a) and
(b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the pools of Mortgage Assets. The Depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA, the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code), for transactions in connection with the servicing, management and operation of the pools of Mortgage Assets, provided that the general conditions of the Exemption are satisfied.

     The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, if such restrictions are deemed to otherwise apply merely because a person is deemed to be a "party in interest" (within the meaning of Section 3(14) of ERISA) or a "disqualified person" (within the meaning of Section 4975(e)(2) of the Code) with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Certificates.

     Before purchasing an Offered Certificate, a fiduciary or other investor of Plan assets should itself confirm (a) that the Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other Plan investor should consider its general fiduciary obligations under ERISA in determining whether to purchase any Offered Certificates with assets of a Plan. Such fiduciary or other Plan investor should consider the availability of other class exemptions granted by the DOL, which provide relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of Section 4975 of the Code, including Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding transactions by insurance company general accounts. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the application of the Exemption, PTCE 95-60 or any other DOL exemption, with respect to the Certificates offered thereby.

     Any fiduciary or other Plan investor that proposes to purchase Offered Certificates on behalf of or with assets of a Plan should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of the Exemption or any other prohibited transaction exemption in connection therewith. There can be no assurance that any of these exemptions will apply with respect to any particular Plan's or other Plan asset investor's investment in the Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such an investment.

Insurance Company General Accounts

     In addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of
Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by Section 4975 of the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL was required to issue final regulations (the "401(c)


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

Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies and annuity contracts supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan assets, unless (i) as otherwise provided by the Secretary of labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies or annuity contracts issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan assets. In addition, because Section 401(c) does not relate to insurance company accounts, separate account assets are still treated as Plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Certificates should consult with their legal counsel with respect to the applicability of Sections I and III of PTCE 95-60 and Section 401(c) of ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

Representation from Investing Plans

     It is not clear whether the exemptive relief afforded by the Exemption will be applicable to the purchase, sale or holding of any class of Non-Exempt Certificates. To the extent that Offered Certificates are Non-Exempt Certificates, transfers of such Certificates to a Plan, to a trustee or other person acting on behalf of any Plan, or to any other person using Plan assets to effect such acquisition will not be registered by the Trustee unless the transferee provides the Depositor, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Depositor, the Trustee and the Master Servicer, which opinion will not be at the expense of the Depositor, the Trustee or the Master Servicer, that the purchase of such Certificates by or on behalf of, or with asset of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. In lieu of such opinion of counsel, the prospective transferee of any Class of subordinated Certificates may provide a certification of facts substantially to the effect that the purchase of such Certificates by or on behalf of, or with asset of, any Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in PTCE 95-60 and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates.

Tax Exempt Investors

     A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions."

     Such fiduciary or other Plan investor should consider the availability of other class exemptions granted by the DOL, which provide relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of Section 4975 of the Code, including Sections I and III of PTCE 95-60, regarding transactions by insurance company general accounts. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the application of the Exemption, PTCE 95-60 or any other DOL exemption, with respect to the Certificates offered thereby.



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

                                Legal Investment

     If so specified in the related Prospectus Supplement, the Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). Accordingly, investors whose investment authority is subject to legal restrictions should consult their legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them.

     Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans secured by a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as certain Multifamily Loans, and originated by types of Originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation). Under SMMEA, if a state enacted legislation prior to October 3, 1991 that specifically limits the legal investment authority of any such entities with respect to "mortgage related securities," Offered Certificates would constitute legal investments for entities subject to such legislation only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     Upon the issuance of final implementing regulations under the Riegle Community Development and Regulatory Improvement Act of 1994 and subject to any limitations such regulations may impose, a modification of the definition of "mortgage related securities" will become effective to expand the types of loans to which such securities may relate to include loans secured by "one or more parcels of real estate upon which is located one or more commercial structures." In addition, the related legislative history states that this expanded definition includes multifamily residential loans secured by more than one parcel of real estate upon which is located more than one structure. Until September 23, 2001 any state may enact legislation limiting the extent to which "mortgage related securities" under this expanded definition would constitute legal investments under that state's laws.

     The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates, including Offered Certificates, will be treated as high-risk under the Policy Statement.

     The predecessor to the Office of Thrift Supervision (the "OTS") issued a bulletin, entitled, "Mortgage Derivative Products and Mortgage Swaps," which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Offered Certificates. In addition, the National


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Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Offered Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     There may be other restrictions on the ability of certain investors either to purchase certain classes of Offered Certificates or to purchase any class of Offered Certificates representing more than a specified percentage of the investor's assets. The Depositor will make no representations as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.

                                 Use of Proceeds

     The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor for general corporate purposes. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                             Method of Distribution

     The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

     The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of the Offered Certificates of a particular series may be made through a combination of two or more of these methods. Such methods are as follows:

          1. By negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

          2. By placements by the Depositor with institutional investors through dealers; and

          3. By direct placements by the Depositor with institutional investors.

     In addition, if specified in the related Prospectus Supplement, the Offered Certificates of a series may be offered in whole or in part to the seller of the related Mortgage Assets that would comprise the Trust Fund for such Certificates or to an affiliate thereof.

     If underwriters are used in a sale of any Offered Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Depositor whose identities and relationships to the Depositor will be as set forth in the related Prospectus Supplement. The Depositor or the underwriters may sell certain of the Certificates to affiliates of the Depositor. In any such case, the related Prospectus Supplement will identify any such affiliate and the method or methods by which such affiliate may resell such Certificates. The managing underwriter or underwriters with respect to the offer and sale of Offered Certificates of a particular series will be set forth on the


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

cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Offered Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Offered Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the Offered Certificates of any series will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Depositor will indemnify the several underwriters and the underwriters will indemnify the Depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

     The Depositor anticipates that the Certificates offered hereby will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Offered Certificates. Holders of Offered Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                  Legal Matters

     Unless otherwise specified in the related Prospectus Supplement, certain legal matters in connection with the Certificates of each series, including certain federal income tax consequences, will be passed upon for the Depositor by Mayer, Brown & Platt, New York, New York or Orrick, Herrington & Sutcliffe LLP, New York, New York.

                              Financial Information

     A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                    Where You Can Find Additional Information

     The Depositor has filed a registration statement with the Commission relating to the Certificates (the "Registration Statement"). This Prospectus is part of the Registration Statement, but the Registration Statement includes additional information.

     We will file with the Commission all required annual, monthly and special Commission reports, as well as other information about the Trust.

     You may read and copy any reports, statements or other information we file at the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-Commission-0330. You can also request copies of these documents, upon payment of a duplicating fee, by writing to the Commission. The Commission also


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maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of the Commission's Internet site is www.sec.gov.

                          Reports to Certificateholders

     Monthly statements will be sent to you by the Master Servicer, Manager or Trustee, as applicable. These statements will keep you informed about the Trust for your series of Certificates. See "Description of the Certificates--Reports to Certificateholders." These monthly reports will present financial information that no independent certified public accountant will have examined.

                Incorporation of Certain Information by Reference

     The Commission allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to documents which contain that information. Exhibits to such documents may be omitted, unless such exhibits are specifically incorporated by reference in such documents. Information incorporated in this Prospectus by reference is considered to be part of this Prospectus. Certain information that we will file with the Commission in the future will automatically update the information in this Prospectus. In all cases, you should rely on the later information over different information included in this Prospectus or the Prospectus Supplement. We incorporate by reference any future annual, monthly and special Commission reports filed by or on behalf of the Trust until we terminate our offering of the Certificates. At your request, we will send you copies of these documents and reports at no charge. Send your written request to:

         GMAC Commercial Mortgage
           Securities, Inc.
         650 Dresher Road
         Horsham, Pennsylvania  19044
         (215) 328-3480


                                     Rating

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments. Furthermore, ratings on mortgage pass-through certificates do not address the price of such certificates or the suitability of such certificates to the investor.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS


                                                                            Page
                                                                            ----
401(c) Regulations ........................................................   82
Accrual Certificates ......................................................   24
Accrued Certificate Interest ..............................................   27
Act .......................................................................   54
Annual Debt Service .......................................................   16
ARM Loans .................................................................   18
Book-Entry Certificates ...................................................   26
Cash Flow Agreement .......................................................   20
CERCLA ....................................................................   54
Certificate Account .......................................................   19
Certificate Balance .......................................................   21
Certificate Owner .........................................................   31
Certificateholder .........................................................   20
Certificates ..............................................................   15
Closing Date ..............................................................   59
Code ......................................................................   30
Commercial Properties .....................................................   15
Commission ................................................................   18
Committee Report ..........................................................   59
Companion Class ...........................................................   28
Condemnation Proceeds .....................................................   38
Contributions Tax .........................................................   68
Controlled Amortization Class .............................................   28
Cooperatives ..............................................................   15
CPR .......................................................................   22
Credit Support ............................................................   19
Cut-Off Date ..............................................................   27
Debt Service Coverage Ratio ...............................................   16
Definitive Certificates ...................................................   26
Depositor .................................................................   15
Determination Date ........................................................   20
Direct Participants .......................................................   31
Distribution Date .........................................................   20
Distribution Date Statement ...............................................   29
DOL .......................................................................   79
DTC .......................................................................   26
Due Dates .................................................................   17
Due Period ................................................................   20
due-on-sale ...............................................................   56
Equity Participation ......................................................   18
ERISA .....................................................................   78
ERISA Considerations ......................................................   79
Excess Funds ..............................................................   24
Excluded Plan .............................................................   80
Exemption .................................................................   79
FAMC ......................................................................   18
FHLMC .....................................................................   18
FNMA ......................................................................   18
Garn Act ..................................................................   56
GMACCM ....................................................................   15
Grantor Trust Fractional Interest Certificate .............................   71
Grantor Trust Strip Certificate ...........................................   71
Indirect Participants .....................................................   31
Insurance Proceeds ........................................................   38
IRS .......................................................................   41
Issue Premium .............................................................   64
Letter of Credit Bank .....................................................   48
Liquidation Proceeds ......................................................   38
Loan-to-Value Ratio .......................................................   17
Lock-Out Date .............................................................   18
Lock-Out Period ...........................................................   18
Mark-to-Market Regulations ................................................   66
Master Servicer ...........................................................   33
MBS Agreement .............................................................   18
MBS Issuer ................................................................   18
MBS Servicer ..............................................................   18
MBS Trustee ...............................................................   18
Mortgage Asset Seller .....................................................   15
Mortgage Loan .............................................................   49
Mortgage Notes ............................................................   15
Mortgage Rate .............................................................   17
Mortgaged Properties ......................................................   15
Mortgages .................................................................   15
Multifamily Properties ....................................................   15
Net Leases ................................................................   17
Non-Exempt Certificates ...................................................   80
Nonrecoverable Advance ....................................................   28
Notional Amount ...........................................................   21
Offered Certificate .......................................................   20
OID Regulations ...........................................................   58
Originator ................................................................   15
OTS .......................................................................   83
Participants ..............................................................   31
Parties in Interest .......................................................   79
Pass-Through Rate .........................................................   20
Percentage Interest .......................................................   26
Permitted Investments .....................................................   38
Plans .....................................................................   78
Policy Statement ..........................................................   83
Pooling and Servicing Agreement ...........................................   25
Prepayment Assumption .....................................................   59
Prepayment Interest Shortfall .............................................   20
Prepayment Premium ........................................................   18
Prohibited Transactions Tax ...............................................   68

Prospectus ................................................................   15
Prospectus Supplement .....................................................   15
PTCE ......................................................................   81
Purchase Price ............................................................   34
Qualified stated interest .................................................   59
Rating Agency .............................................................   19
RCRA ......................................................................   55
Record Date ...............................................................   26
Registration Statement ....................................................   85
Related Proceeds ..........................................................   28
Relief Act ................................................................   57
REMIC .....................................................................   57
REMIC Certificates ........................................................   57
REMIC Provisions ..........................................................   57
REMIC Regular Certificates ................................................   58
REMIC Regulations .........................................................   58
REMIC Residual Certificates ...............................................   62
REO Property ..............................................................   37
Restricted Group ..........................................................   80
Senior Certificates .......................................................   47
Senior Liens ..............................................................   15
SMMEA .....................................................................   83
SPA .......................................................................   22
Stripped Interest Certificates ............................................   27
Stripped Principal Certificates ...........................................   26
Subordinate Certificates ..................................................   47
Sub-Servicer ..............................................................   37
Sub-Servicing Agreement ...................................................   37
superlien .................................................................   54
Tax Exempt Investor .......................................................   82
Tiered REMICs .............................................................   58
Title V ...................................................................   56
Trust Assets ..............................................................   80
Trust Fund ................................................................   15
Trustee ...................................................................   46
UBTI ......................................................................   82
UCC .......................................................................   50
Underwriter ...............................................................   79
Underwritten Cash Flow ....................................................   16
Underwritten Debt Service Coverage Ratio ..................................   16
Underwritten DSCR .........................................................   16
United States Person ......................................................   70
Value .....................................................................   17
Warranting Party ..........................................................   35

                                TABLE OF CONTENTS

                                                                            Page

Prospectus Summary ........................................................    3
   The Mortgage Asset Pools and Other Assets of the Trusts ................    3
   The Mortgage Loan Sellers ..............................................    3
   The Master Servicer, the Special Servicer and the
       Administration of the Trusts .......................................    4
   The Certificates-Ownership of an Interest in a
      Trust Consisting of Mortgage Assets .................................    4
   Distributions to the Certificateholders ................................    5
   Credit Support and Cash Flow Agreements ................................    5
   Advances ...............................................................    6
   Optional Termination ...................................................    6
   Tax Status .............................................................    6
   ERISA Limitations ......................................................    6
   Legal Investment .......................................................    7
   Ratings ................................................................    7
Risk Factors ..............................................................    8
Description of the Trust Funds ............................................   15
   General ................................................................   15
   Mortgage Loans .........................................................   15
   MBS ....................................................................   18
   Certificate Accounts ...................................................   19
   Credit Support .........................................................   19
   Cash Flow Agreements ...................................................   19
Yield and Maturity Considerations .........................................   19
   General ................................................................   19
   Pass-Through Rate ......................................................   20
   Payment Delays .........................................................   20
   Certain Shortfalls in Collections of Interest ..........................   20
   Yield and Prepayment Considerations ....................................   20
   Weighted Average Life and Maturity .....................................   22
   Other Factors Affecting Yield, Weighted Average Life and Maturity ......   22
The Depositor .............................................................   24
GMAC Commercial Mortgage Corporation ......................................   24
Description of the Certificates ...........................................   25
   General ................................................................   25
   Distributions ..........................................................   25
   Distributions of Interest on the Certificates ..........................   26
   Distributions of Principal of the Certificates .........................   27
   Allocation of Losses and Shortfalls ....................................   27
   Advances in Respect of Delinquencies ...................................   28
   Reports to Certificateholders ..........................................   28
   Termination; Retirement of Certificates ................................   30
   Book-Entry Registration and Definitive Certificates ....................   31
The Pooling and Servicing Agreements ......................................   32
   General ................................................................   32
   Assignment of Mortgage Loans; Repurchases ..............................   32
   Representations and Warranties; Repurchases ............................   34
   Collection and other Servicing Procedures ..............................   34
   Sub-Servicers ..........................................................   36
   Special Servicers ......................................................   36
   Certificate Account ....................................................   37
   Realization Upon Defaulted Mortgage Loans ..............................   39
   Hazard Insurance Policies ..............................................   41
   Due-on-Sale and Due-on-Encumbrance Provisions ..........................   41
   Servicing Compensation and Payment of Expenses .........................   42
   Evidence as to Compliance ..............................................   42
   Certain Matters Regarding the Master Servicer and the Depositor ........   43
   Events of Default ......................................................   43
   Rights Upon Event of Default ...........................................   44
   Amendment ..............................................................   44
   The Trustee ............................................................   45
   Duties of the Trustee ..................................................   45
   Certain Matters Regarding the Trustee ..................................   46
   Resignation and Removal of the Trustee .................................   46
Description of Credit Support .............................................   46
   General ................................................................   46
   Subordinate Certificates ...............................................   47
   Insurance or Guarantees with Respect to Mortgage Loans .................   47
   Letter of Credit .......................................................   47
   Certificate Insurance and Surety Bonds .................................   47
   Reserve Funds ..........................................................   48
   Credit Support with Respect to MBS .....................................   48
Certain Legal Aspects of Mortgage Loans ...................................   48
   General ................................................................   48
   Types of Mortgage Instruments ..........................................   49
   Leases and Rents .......................................................   49
   Personalty .............................................................   49
   Foreclosure ............................................................   50
   Bankruptcy Laws ........................................................   52
   Environmental Considerations ...........................................   53
   Due-on-Sale and Due-on-Encumbrance .....................................   55
   Subordinate Financing ..................................................   55
   Default Interest and Limitations on Prepayments ........................   55
   Applicability of Usury Laws ............................................   55
   Soldiers' and Sailors' Civil Relief Act of 1940 ........................   56
Certain Federal Income Tax Consequences ...................................   56
   General ................................................................   56
   REMICs .................................................................   57
   Grantor Trust Funds ....................................................   70
State and Other Tax Consequences ..........................................   77
ERISA Considerations ......................................................   77
   General ................................................................   77
   Plan Asset Regulations .................................................   78

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

   Prohibited Transaction Exemption .......................................   78
   Insurance Company General Accounts .....................................   80
   Representation from Investing Plans ....................................   81
   Tax Exempt Investors ...................................................   81
Legal Investment ..........................................................   82
Use of Proceeds ...........................................................   83
Method of Distribution ....................................................   83
Legal Matters .............................................................   84
Financial Information .....................................................   84
Where You Can Find Additional Information .................................   84
Reports to Certificateholders .............................................   85
Incorporation of Certain Information by Reference 85
Rating ....................................................................   85

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION (ITEM 14 OF FORM S-3).

     The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below.

     Filing Fee for Registration Statement ............              278.00
     Legal Fees and Expenses ..........................        4,000,000.00
     Accounting Fees and Expenses .....................        1,600,000.00
     Trustee's Fees and Expenses
     (including counsel fees) .........................          800,000.00
     Blue Sky Fees and Expenses .......................          200,000.00
     Printing and Engraving Fees ......................          800,000.00
     Rating Agency Fees ...............................        2,000,000.00
     Miscellaneous ....................................          400,000.00
                                                              -------------

     Total ............................................       $9,800,278.00
                                                              =============


INDEMNIFICATION OF DIRECTORS AND OFFICERS (ITEM 15 OF FORM S-3).

     The Pooling and Servicing Agreements will provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreements and related Certificates other than such expenses related to particular Mortgage Assets.

     Any underwriters who execute an Underwriting Agreement in the form filed as
Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

     Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

     The By-Laws of the Registrant provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of the State of Delaware, the Registrant (i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections
(a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the Registrant, against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     Certain controlling persons of the Registrant may also be entitled to indemnification from General Motors Acceptance Corporation, an indirect parent of the Registrant. Under Section 145, General Motors Acceptance Corporation may or shall, subject to various exceptions and limitations, indemnify its directors or officers and may purchase and maintain insurance as follows:

          (a) The Certificate of Incorporation, as amended, of General Motors Acceptance Corporation provides that no director shall be personally liable to General Motors

     Acceptance Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to General Motors Acceptance Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
     Section 174, or any successor provision thereto, of the Delaware Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          (b) Under Article VI of its By-Laws, General Motors Acceptance Corporation shall indemnify and advance expenses to every director and officer (and to such person's heirs, executors, administrators or other legal representatives) in the manner and to the full extent permitted by applicable law as it presently exists, or may hereafter be amended, against any and all amounts (including judgments, fines, payments in settlement, attorneys' fees and other expenses) reasonably incurred by or on behalf of such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (a "proceeding"), in which such director or officer was or is made or is threatened to be made a party or is otherwise involved by reason of the fact that such person is or was a director or officer of General Motors Acceptance Corporation, or is or was serving at the request of General Motors Acceptance Corporation as a director, officer, employee, fiduciary or member of any other corporation, partnership, joint venture, trust, organization or other enterprise. General Motors Acceptance Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was not authorized by the Board of Directors of General Motors Acceptance Corporation. General Motors Acceptance Corporation shall pay the expenses of directors and officers incurred in defending any proceeding in advance of its final disposition ("advancement of expenses"); provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay full amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under Article VI of the By-Laws or otherwise. If a claim for indemnification or advancement of expenses by an officer or director under Article VI of the By-Laws is not paid in full within ninety days after a written claim therefor has been received by General Motors Acceptance Corporation, the claimant may file suit to recover the unpaid amount of such claim, and if successful in whole or in part, shall be entitled to the requested indemnification or advancement of expenses under applicable law. The rights conferred on any person by Article VI of the By-Laws shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested directors of General Motors Acceptance Corporation or otherwise. The obligation, if any, of General Motors Acceptance Corporation to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, organization or other enterprise.

     As a subsidiary of General Motors Corporation, General Motors Acceptance Corporation is insured against liabilities which it may incur by reason of the foregoing provisions of the Delaware General Corporation Law and directors and officers of General Motors Acceptance Corporation are insured against some liabilities which might arise out of their employment and not be subject to indemnification under said General Corporation Law.

     Pursuant to resolutions adopted by the Board of Directors of General Motors Corporation, that company to the fullest extent permissible under law will indemnify, and has purchased insurance on behalf of, directors and officers of the company, or any of them, who incur or are threatened with personal liability, including expenses, under the Employee Retirement Income Security Act of 1974 or any amendatory or comparable legislation or regulation thereunder.

EXHIBITS (ITEM 16 OF FORM S-3).

         Exhibits --

          1.1  --    Form of Underwriting Agreement.*

          3.1  --    Certificate of Incorporation.*

          3.2  --    By-Laws.*

          4.1  --    Form of Pooling and Servicing Agreement.*

          5.1  --    Opinion of Mayer Brown & Platt with respect to legality.

          5.2  --    Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

          8.1  --    Opinion of Mayer Brown & Platt with respect to certain tax matters (included with Exhibit 5.1).

          8.2  --    Opinion of Orrick, Herrington & Sutcliffe LLP with respect certain tax matters.

          23.1 --    Consent of Mayer Brown & Platt (included as part of Exhibit
                     5.1 and Exhibit 8.1).

          23.2 -- Consent of Orrick, Herrington & Sutcliffe LLP (included as part of Exhibit 5.2 and Exhibit 8.2).

          24.1 --    Power of Attorney.

     * Incorporated by reference from the Registration Statement on Form S-3 (File No. 33-94448).

UNDERTAKINGS (ITEM 17 OF FORM S-3).

A.   UNDERTAKINGS PURSUANT TO RULE 415.

     The undersigned Registrant hereby undertakes:

     (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED HOWEVER, that paragraphs
(a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (c) To provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

B.   UNDERTAKING IN RESPECT OF INDEMNIFICATION.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on the 11 day of March, 1999.

                                         GMAC COMMERCIAL MORTGAGE
                                         SECURITIES, INC.


                                         By:    /s/David E. Creamer
                                                -------------------------------
                                                David E. Creamer
                                                Director and President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                           TITLE                              DATE
               ---------                           -----                              ----
/s/ David S. Creamer                     Director and President                  March 11, 1999
--------------------------------         (Chief Executive Officer)
David E. Creamer

                                         Chief Financial Officer Controller
/s/ Wayne D. Hoch                        and Vice President
--------------------------------          (Chief Financial Officer and
Wayne D. Hoch                            Chief Accounting Officer)               March 11, 1999


/s/ Charles E. Dunleavy, Jr.
--------------------------------
Charles E. Dunleavy, Jr.                 Director                                March 11, 1999

/s/ Dennis W. Sheehan, Jr.
--------------------------------         Director                                March 11, 1999
Dennis W. Sheehan, Jr.

/s/ Charles J. Pringle                   Director                                March 11, 1999
--------------------------------
Charles J. Pringle

/s/ Donald J. Puglisi                    Director                                March 11, 1999
--------------------------------
Donald J. Puglisi

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

5.1           --       Opinion of Mayer Brown & Platt with respect to legality.

5.2           --       Opinion of Orrick, Herrington & Sutcliffe LLP with
                       respect to legality.

8.2           --       Opinion of Orrick, Herrington & Sutcliffe LLP with
                       respect to certain tax matters.

24.1          --       Power of Attorney.